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                                                                   EXHIBIT 10.29

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                               LAND O'LAKES, INC.
                                       TO

                            WILMINGTON TRUST COMPANY
                                     TRUSTEE

                            -------------------------

                                    INDENTURE
                           DATED AS OF MARCH 25, 1998

                            -------------------------

                   SUBORDINATED DEFERRABLE INTEREST DEBENTURES

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                                TABLE OF CONTENTS

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Parties........................................................................................          1
Recitals.......................................................................................          1

ARTICLE ONE DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION............................          1

  SECTION 101. DEFINITIONS ....................................................................          1
    Act .......................................................................................          1
    Affiliate .................................................................................          1
    Authorized Newspaper ......................................................................          2
    Board of Directors ........................................................................          2
    Board Resolution ..........................................................................          2
    Business Day ..............................................................................          2
    Commission..................................................................................         2
    Common Stock ..............................................................................          2
    Company ...................................................................................          2
    Corporate Trust Office.....................................................................          2
    corporation ...............................................................................          2
    Defaulted Interest ........................................................................          2
    Depository ................................................................................          2
    Eligible Instruments ......................................................................          3
    Event of Default...........................................................................          3
    Global Security ...........................................................................          3
    Holder ....................................................................................          3
    Indenture .................................................................................          3
    interest ..................................................................................          3
    Interest Payment Date .....................................................................          3
    Junior Subordinated Debentures ............................................................          3
    Maturity ..................................................................................          3
    Officer's Certificate .....................................................................          3
    Opinion of Counsel ........................................................................          3
    Original Issue Discount Security ..........................................................          3
    Outstanding ...............................................................................          4
    Paying Agent ..............................................................................          4
    Perpetual Preferred Stock .................................................................          4
    Person ....................................................................................          4
    Place of Payment ..........................................................................          4
    Predecessor Security ......................................................................          4
    Redemption Date ...........................................................................          4
    Redemption Price ..........................................................................          5
    Registered Security .......................................................................          5
    Regular Record Date .......................................................................          5
    Responsible Officer .......................................................................          5
    Security Register .........................................................................          5
    Senior Debt ...............................................................................          5
    Special Record Date .......................................................................          5
    Stated Maturity ...........................................................................          5
    Trust Indenture Act .......................................................................          5
    Trust Related Securities ..................................................................          5
    Trustee ...................................................................................          5
    United States .............................................................................          5
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    United States Alien .......................................................................          5
    U.S. Government Obligations ...............................................................          6
  SECTION 102. COMPLIANCE CERTIFICATES AND OPINIONS ...........................................          6
  SECTION 103. FORM OF DOCUMENTS DELIVERED TO TRUSTEE .........................................          6
  SECTION 104. ACTS OF HOLDERS ................................................................          6
  SECTION 105. NOTICES, ETC., TO TRUSTEE AND COMPANY ..........................................          7
  SECTION 106. NOTICE TO HOLDERS; WAIVER ......................................................          8
  SECTION 107. [RESERVED] .....................................................................          8
  SECTION 108. EFFECT OF HEADINGS AND TABLE OF CONTENTS .......................................          8
  SECTION 109. SUCCESSORS AND ASSIGNS .........................................................          8
  SECTION 110. SEPARABILITY CLAUSE ............................................................          8
  SECTION 111. BENEFITS OF INDENTURE ..........................................................          8
  SECTION 112. GOVERNING LAW ..................................................................          8
  SECTION 113. LEGAL HOLIDAYS .................................................................          9
  SECTION 114. COUNTERPARTS ...................................................................          9

ARTICLE TWO JUNIOR SUBORDINATED DEBENTURE FORMS ...............................................          9

  SECTION 201. FORMS GENERALLY ................................................................          9
  SECTION 202. FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION ................................          9
  SECTION 203. JUNIOR SUBORDINATED DEBENTURES IN GLOBAL FORM ..................................         10

ARTICLE THREE THE JUNIOR SUBORDINATED DEBENTURES ..............................................         10

  SECTION 301. AMOUNT UNLIMITED; ISSUANCE IN SERIES ...........................................         10
  SECTION 302. DENOMINATIONS ..................................................................         12
  SECTION 303. EXECUTION, AUTHENTICATION, DELIVERY AND DATING .................................         12
  SECTION 304. TEMPORARY JUNIOR SUBORDINATED DEBENTURES .......................................         14
  SECTION 305. REGISTRATION; REGISTRATION OF TRANSFER AND EXCHANGE ............................         14
  SECTION 306. MUTILATED, DESTROYED, LOST AND STOLEN JUNIOR SUBORDINATED DEBENTURES ...........         16
  SECTION 307. PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED .................................         17
  SECTION 308. PERSONS DEEMED OWNERS ..........................................................         18
  SECTION 309. CANCELLATION ...................................................................         18

ARTICLE FOUR SATISFACTION AND DISCHARGE .......................................................         18

  SECTION 401. SATISFACTION AND DISCHARGE OF INDENTURE ........................................         18
  ELIGIBLE INSTRUMENTS ........................................................................         19

ARTICLE FIVE REMEDIES .........................................................................         20

  SECTION 501. EVENTS OF DEFAULT ..............................................................         20
  SECTION 502. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT .............................         20
  SECTION 503. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE ................         21
  SECTION 504. TRUSTEE MAY FILE PROOFS OF CLAIM ...............................................         22
  SECTION 505. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF JUNIOR SUBORDINATED
  DEBENTURES ..................................................................................         22
  SECTION 506. APPLICATION OF MONEY COLLECTED .................................................         23
  SECTION 507. LIMITATION ON SUITS ............................................................         23
  SECTION 508. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST ......         23
  SECTION 509. RESTORATION OF RIGHTS AND REMEDIES ....... .....................................         24
  SECTION 510. RIGHTS AND REMEDIES CUMULATIVE .................................................         24
  SECTION 511. DELAY OR OMISSION NOT WAIVER ...................................................         24
  SECTION 512. CONTROL BY HOLDERS OF JUNIOR SUBORDINATED DEBENTURES ...........................         24
  SECTION 513. WAIVER OF PAST DEFAULTS ........................................................         24
  SECTION 514. UNDERTAKING FOR COSTS ..........................................................         25
  SECTION 515. WAIVER OF STAY OR EXTENSION LAWS ...............................................         25
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ARTICLE SIX THE TRUSTEE .......................................................................         25

  SECTION 601. CERTAIN DUTIES AND RESPONSIBILITIES ............................................         25
  SECTION 602. NOTICE OF DEFAULT ..............................................................         25
  SECTION 603. CERTAIN RIGHTS OF TRUSTEE ......................................................         26
  SECTION 604. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF JUNIOR SUBORDINATED DEBENTURES .....         26
  SECTION 605. MAY HOLD JUNIOR SUBORDINATED DEBENTURES ........................................         27
  SECTION 606. MONEY HELD IN TRUST ............................................................         27
  SECTION 607. COMPENSATION AND REIMBURSEMENT .................................................         27
  SECTION 608. DISQUALIFICATION; CONFLICTING INTERESTS ........................................         27
  SECTION 609. CORPORATE TRUSTEE REQUIRED; ELIGIBILITY ........................................         27
  SECTION 610. RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR ..............................         28
  SECTION 611. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR .........................................         29
  SECTION 612. MERGER, CONVERSION, CONSOLIDATION, OR SUCCESSION TO BUSINESS ...................         30
  SECTION 613. PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY ..............................         30
  SECTION 614. AUTHENTICATING AGENT ...........................................................         30

ARTICLE SEVEN HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY ...............................         31

  SECTION 701. COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS ......................         31
  SECTION 702. PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS .........................         32
  SECTION 703. REPORTS BY TRUSTEE .............................................................         32

ARTICLE EIGHT CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER, OR LEASE ...........................         32

  SECTION 801. COMPANY MAY CONSOLIDATE, ETC. ONLY ON CERTAIN TERMS ............................         32
  SECTION 802. SUCCESSOR CORPORATION SUBSTITUTED ..............................................         33

ARTICLE NINE SUPPLEMENTAL INDENTURES ..........................................................         33

  SECTION 901. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS .............................         33
  SECTION 902. SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS ................................         34
  SECTION 903. EXECUTION OF SUPPLEMENTAL INDENTURES ...........................................         35
  SECTION 904. EFFECT OF SUPPLEMENTAL INDENTURES ..............................................         35
  SECTION 905. [RESERVED.] ....................................................................         35
  SECTION 906. REFERENCE IN JUNIOR SUBORDINATED DEBENTURES TO SUPPLEMENTAL INDENTURES .........         35

ARTICLE TEN COVENANTS .........................................................................         35

  SECTION 1001. PAYMENT OF PRINCIPAL, PREMIUM, AND INTEREST ...................................         35
  SECTION 1002. MAINTENANCE OF OFFICE OR AGENCY ...............................................         35
  SECTION 1003. MONEY FOR JUNIOR SUBORDINATED DEBENTURES PAYMENTS TO BE HELD IN TRUST .........         36
  SECTION 1004. OFFICER'S CERTIFICATE AS TO DEFAULT ...........................................         37
  SECTION 1005. WAIVER OF CERTAIN COVENANTS ...................................................         37
  SECTION 1006. PAYMENT OF ADDITIONAL AMOUNTS .................................................         37

ARTICLE ELEVEN REDEMPTION OF JUNIOR SUBORDINATED DEBENTURES ...................................         38

  SECTION 1101. APPLICABILITY OF ARTICLE ......................................................         38
  SECTION 1102. ELECTION TO REDEEM; NOTICE TO TRUSTEE .........................................         38
  SECTION 1103. SELECTION BY TRUSTEE OF JUNIOR SUBORDINATED DEBENTURES TO BE REDEEMED .........         38
  SECTION 1104. NOTICE OF REDEMPTION ..........................................................         38
  SECTION 1105. DEPOSIT OF REDEMPTION PRICE ...................................................         39
  SECTION 1106. JUNIOR SUBORDINATED DEBENTURES PAYABLE ON REDEMPTION DATE .....................         39
  SECTION 1107. JUNIOR SUBORDINATED DEBENTURES REDEEMED IN PART ...............................         40

ARTICLE TWELVE DEFEASANCE .....................................................................         40

  SECTION 1201. TERMINATION OF COMPANY'S OBLIGATIONS ..........................................         40
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  SECTION 1202. REPAYMENT TO COMPANY ..........................................................         41
  SECTION 1203. INDEMNITY FOR ELIGIBLE INSTRUMENTS ............................................         41

ARTICLE THIRTEEN SUBORDINATION OF JUNIOR SUBORDINATED DEBENTURES ..............................         41

  SECTION 1301. JUNIOR SUBORDINATED DEBENTURES SUBORDINATE TO SENIOR DEBT .....................         41
  SECTION 1302. TRUSTEE AND HOLDERS OF JUNIOR SUBORDINATED DEBENTURES MAY RELY ON
  CERTIFICATE OF LIQUIDATING AGENT; TRUSTEE MAY REQUIRE FURTHER EVIDENCE AS TO OWNERSHIP
  OF SENIOR DEBT; TRUSTEE NOT FIDUCIARY TO HOLDERS OF SENIOR DEBT .............................         43
  SECTION 1303. PAYMENT PERMITTED IF NO DEFAULT ...............................................         43
  SECTION 1304. TRUSTEE NOT CHARGED WITH KNOWLEDGE OF PROHIBITION .............................         43
  SECTION 1305. TRUSTEE TO EFFECTUATE SUBORDINATION ...........................................         44
  SECTION 1306. RIGHTS OF TRUSTEE AS HOLDER OF SENIOR DEBT ....................................         44
  SECTION 1307. ARTICLE APPLICABLE TO PAYING AGENTS ...........................................         44
  SECTION 1308. SUBORDINATION RIGHTS NOT IMPAIRED BY ACTS OR OMISSIONS OF THE COMPANY
  OR HOLDERS OF SENIOR DEBT ...................................................................         44

Signatures ....................................................................................         45
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         THIS INDENTURE (the "Indenture") is dated as of March 25, 1998, between
Land O'Lakes, Inc., a Minnesota cooperative corporation (the "Company"), having its principal place of business at 4001 Lexington Avenue North, Arden Hills,
Minnesota 55126, and Wilmington Trust Company, not in its individual capacity but solely as trustee under this Indenture, a Delaware banking corporation (the
"Trustee"), having its Corporate Trust Office at Rodney Square North, 1100 North
Market Street, Wilmington, Delaware 19890.

                             RECITALS OF THE COMPANY

         The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its subordinated deferrable interest debentures (the "Junior Subordinated Debentures").

         All things necessary have been done to make this Indenture a valid agreement of the Company, in accordance with its terms.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Junior Subordinated Debentures of any series created and issued on or after the date hereof by the Holders thereof, it is mutually covenanted and agreed for the equal and proportionate benefit of all Holders of the Junior Subordinated Debentures, of any such series, as follows:

                                   ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

         SECTION 101. Definitions.

         For purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (2) all other terms used herein that are defined in the Trust Indenture Act or by Commission rule or regulation under the Trust Indenture Act, either directly or by reference therein, as in force on the date hereof have the meanings assigned to them therein;

                  (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation hereunder means such accounting principles as are generally accepted in the United States at the date of the computation; and

                  (4) the words "herein," "hereof," and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section, or other subdivision.

         "Act" when used with respect to any Holder has the meaning specified in
Section 104.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with the specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of that Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Authorized Newspaper" means a newspaper customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in the place in connection with which the term is used or in the financial community of that place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day.

         "Board of Directors" means the board of directors of the Company or the executive or any other committee of that board duly authorized to act in respect hereof.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of the certification, and delivered to the Trustee. Where any provision of this Indenture refers to action to be taken pursuant to a Board Resolution (including the establishment of any series of the Junior Subordinated Debentures and the forms and terms thereof), such action may be taken by any committee of the Board or the Company or any officer or employee of the Company authorized to take such action by a Board Resolution.

         "Business Day," when used with respect to any Place of Payment, means any day which is not a Saturday or Sunday and which is not a legal holiday or a day on which banking institutions or trust companies in that Place of Payment are authorized or obligated by law or executive order to close.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or if at any time after the execution of this instrument the Commission is not existing, then the body performing those duties on that date.

         "Common Stock" means, when used with reference to the capital stock of the Company, the classes of stock which, at the date of execution of this Indenture, are designated as common stock of the Company and stock of any class or classes into which such common stock or any such other class may thereafter be changed or reclassified.

         "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

         "Company Request" and "Company Order" mean, respectively, except as otherwise provided in this Indenture, a written request or order signed in the name of the Company by the Chairman of the Board, a Vice Chairman of the Board, the President, a Vice President (any references to a Vice President of the Company herein shall be deemed to include any Vice President of the Company whether or not designated by a number or word or words added before or after the title "Vice President"), the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, Secretary or an Assistant Secretary of the Company, or by another officer of the Company duly authorized to sign by a Board Resolution, and delivered to the Trustee.

         "Corporate Trust Office" means the principal corporate trust office of the Trustee which at any particular time its corporate trust business is administered, which currently is located at Rodney Square North, 1100 North Market Street. Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration.

         The term "corporation" includes corporations, associations, companies, and business trusts.

         "Defaulted Interest" has the meaning specified in Section 307.

         "Depository" means, with respect to the Junior Subordinated Debentures of any series issuable or issued in the form of a Global Security, the Person designated as Depository by the Company under Section 301 until a successor Depository has become such pursuant to the applicable provisions of this Indenture, and thereafter "Depository" shall mean or include each person who is then a Depository hereunder, and if at any time there is more than one such Person, "Depository" as used with respect to the Junior Subordinated Debentures of any such series means the Depository with respect to the Junior Subordinated Debentures of that series.

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         "Dollar" or "$" means the coin or currency of the United States which as at the time of payment is legal tender for the payment of public and private debts.

         "Eligible Instruments" means monetary assets, money market instruments, and securities that are payable in Dollars only and essentially risk-free as to collection of principal and interest, including U.S. Government Obligations.

         "Event of Default" has the meaning specified in Section 501.

         "Global Security" means a Junior Subordinated Debenture issued to evidence all or part of a series of Junior Subordinated Debentures in accordance with Section 303.

         "Holder," with respect to a Registered Security, means a Person in whose name the Registered Security is registered in the Security Register.

         "Indenture" means this instrument as originally executed or as it may from time to time be supplemented, amended, or restated by or pursuant to one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and, unless the context otherwise requires, includes the terms of a particular series of Junior Subordinated Debentures pursuant to Section 301.

         The term "interest," when used with respect to an Original Issue Discount Security that by its terms bears interest only after Maturity, means interest payable after Maturity.

         "Interest Payment Date," with respect to any Junior Subordinated Debenture, means the Stated Maturity of an installment of interest on the Junior Subordinated Debenture.

         "Junior Subordinated Debentures" has the meaning stated in the first recital of this Indenture and more particularly means any Junior Subordinated Debentures authenticated and delivered under this Indenture.

         "Maturity," when used with respect to any Junior Subordinated Debenture, means the date on which the principal of the Junior Subordinated Debenture becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, repayment at the option of the Holder, or otherwise.

         "Officer's Certificate" means a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, the President, a Vice President, the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

         "Opinion of Counsel" means a written opinion of counsel, who may (except as otherwise expressly provided in this Indenture) be an employee of or counsel for the Company, or who may be other counsel acceptable to the Trustee, which is delivered to the Trustee.

         "Original Issue Discount Security" means any Junior Subordinated Debenture that provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

         "Outstanding," when used with respect to Junior Subordinated Debentures means, as of the date of determination, all Junior Subordinated Debentures theretofore authenticated and delivered under this Indenture, except:

                  (1) Junior Subordinated Debentures theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                  (2) Junior Subordinated Debentures or portions thereof for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of those Junior Subordinated Debentures; provided, however, that if those Junior Subordinated Debentures are to be redeemed, notice of the redemption has been duly given under this Indenture or provision therefor satisfactory to the Trustee has been made; and

                  (3) Junior Subordinated Debentures in exchange for or in lieu of which other Junior Subordinated Debentures have been authenticated and delivered, or which have been paid, pursuant to this Indenture;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Junior Subordinated Debentures have given any request, demand, authorization, direction, notice, consent, or waiver hereunder, Junior Subordinated Debentures owned by the Company or any other obligor upon the Junior Subordinated Debentures or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon such request, demand, authorization, direction, notice, consent or waiver, only Junior Subordinated Debentures that the Trustee knows to be so owned shall be so disregarded. Junior Subordinated Debentures so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Junior Subordinated Debentures and that the pledgee is not the Company or any other obligor upon the Junior Subordinated Debentures or any Affiliate of the Company or of such other obligor.

         "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Junior Subordinated Debentures on behalf of the Company.

         "Perpetual Preferred Stock" means any stock of any class of the Company that has a preference over Common Stock in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and that is not mandatorily redeemable or repayable, or redeemable or repayable at the option of the Holder, otherwise than in shares of Common Stock or Perpetual Preferred Stock of another class or series or with the proceeds of the sale of Common Stock or Perpetual Preferred Stock.

         "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, or similar entity, or government or any agency or political subdivision thereof.

         "Place of Payment," when used with respect to the Junior Subordinated Debentures of any series means any place where the principal of (and premium, if any) and interest on the Junior Subordinated Debentures of that series are payable as specified pursuant to Section 301.

         "Predecessor Security" of any particular Junior Subordinated Debenture means every previous Junior Subordinated Debenture evidencing all or a portion of the same debt as that evidenced by the particular Junior Subordinated Debenture; and, for the purposes of this definition, any Junior Subordinated Debenture authenticated and delivered under Section 306 in lieu of a lost, destroyed, or stolen Junior Subordinated Debenture is deemed to evidence the same debt as the lost, destroyed, or stolen Junior Subordinated Debenture.

         "Redemption Date," when used with respect to any Junior Subordinated Debenture to be redeemed, means the date fixed for the redemption pursuant to this Indenture.

         "Redemption Price," when used with respect to any Junior Subordinated Debenture to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

         "Registered Security" means any Junior Subordinated Debenture established pursuant to Section 201 that is registered in the Security Register.

         "Regular Record Date" for the interest payable on any Interest Payment Date on the Registered Securities of any series means the date specified for that purpose pursuant to Section 301.

         "Responsible Officer" when used with respect to the Trustee, means any officer of the Trustee assigned by it to administer its corporate trust matters.

         "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

         "Senior Debt" means (i) the principal, premium, if any, and interest in respect of (a) indebtedness of the Company for money borrowed, and (b) indebtedness evidenced by securities, debentures, bonds, or other similar instruments issued by the Company; (ii) all capital lease obligations of the Company; (iii) all obligations of the Company issued or assumed as the deferred purchase price of property, all conditional sale obligations of the Company and all obligations of the Company, under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business);
(iv) all obligations of the Company for the reimbursement on any letter of credit, banker's acceptance, security purchase facility, or similar credit transaction; (v) all obligations of the type referred to in clauses (i) through
(iv) of other Persons for the payment of which the Company is responsible or liable as obligor, guarantor, or otherwise; and (vi) all obligations of the type referred to in clauses (i) through (v) of other Persons secured by any lien on any property or asset of the Company (whether or not such obligation is assumed by the Company). "Senior Debt" excludes Trust Related Securities.

         "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

         "Stated Maturity," when used with respect to any Junior Subordinated Debenture or any installment of interest thereon, means the date specified in the Junior Subordinated Debenture representing the installment of interest as the fixed date on which the principal of the Junior Subordinated Debenture or the installment is due and payable.

         "Trust Indenture Act" means the Trust Indenture Act of 1939, as in force at the date hereof.

         "Trust Related Securities" means any obligations evidenced by debt securities (and guarantees in respect of those debt securities) initially issued to any trust, or a trustee of a trust, partnership, or other entity affiliated with the Company that is, directly or indirectly, a financing vehicle of the Company in connection with the issuance by the entity of capital securities or other similar securities.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee has become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" means each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Junior Subordinated Debentures of any series means the Trustee with respect to Junior Subordinated Debentures of that series.

         "United States" means the United States of America (including the District of Columbia) and its possessions.

         "United States Alien" means any Person who, for United States federal income tax purposes, is a foreign corporation, a non-resident alien individual, a non-resident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, for United States federal income tax purposes, a foreign corporation, a non-resident alien individual, or a non-resident alien fiduciary of a foreign estate or trust.

         "U.S. Government Obligations" means direct obligations of the United States for the payment of which its full faith and credit is pledged, or obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States.

         SECTION 102. Compliance Certificates and Opinions.

         Upon any application or request by the Company to the Trustee to take any action under this Indenture (other than the delivery of any Junior Subordinated Debenture to the Trustee for authentication pursuant to Section
303), the Company shall furnish to the Trustee, if so requested by the Trustee, an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to the particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (1) a statement that the individual signing the certificate or opinion has read the covenant or condition and the definition herein relating thereto;

                  (2) a statement that, in the opinion of such individual, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not the covenant or condition has been complied with; and

                  (3) a statement as to whether, in the opinion of such individual, the condition or covenant has been complied with.

         SECTION 103. Form of Documents Delivered to Trustee.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless the officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based is erroneous. Any such certificate or opinion of, or representations by, counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinions or representations with respect to such matters is erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions, or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         SECTION 104. Acts of Holders.

         (a) Any request, demand, authorization, direction, notice, consent, waiver, or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by the Holders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, the action shall become effective when such instrument or instruments is delivered to the Trustee, and, when it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent, or the holding by any Person of a Junior Subordinated Debenture, shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner that the Trustee reasonably deems sufficient.

         (c) The ownership of Registered Securities shall be proved by the Security Register.

         (d) The fact and date of execution of any such instrument or writing, the authority of the Person executing the same may also be proved in any other manner that the Trustee reasonably deems sufficient; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this Section.

         (e) Any request, demand, authorization, direction, notice, consent, waiver, or other Act of the Holder of any Junior Subordinated Debenture shall bind every future holder of the same Junior Subordinated Debenture and the Holder of every Junior Subordinated Debenture issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, suffered or omitted by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Junior Subordinated Debenture.

         (f) For purposes of determining the principal amount of Outstanding Junior Subordinated Debentures of any series of Holders of which are required, requested, or permitted to give any request, demand, authorization, direction, notice, consent, waiver, or take any other Act under this Indenture, each Original Issue Discount Security shall be deemed to have the principal amount determined by the Trustee that could be declared to be due and payable pursuant to the terms of such Original Issue Discount Security as of the date there is delivered to the Trustee and, when it is hereby expressly required, to the Company, such Act by Holders of the required aggregate principal amount of the Outstanding Junior Subordinated Debentures of such series.

         (g) The Company may set a record date for purposes of determining the identity of Holders of Junior Subordinated Debentures of any series entitled to vote or consent to any action by vote or consent authorized or permitted by
Section 512 or Section 513. The record date shall be the later of 30 days before the first solicitation of the consent or the date of the most recent list of Holders of such Junior Subordinated Debentures furnished to the Trustee pursuant to Section 701 prior to the solicitation.

         SECTION 105. Notices, etc., to Trustee and Company.

         Any request, demand, authorization, direction, notice, consent, waiver, or other Act of Holders or other document provided or permitted by this Indenture to be made upon, given, or furnished to, or filed with,

                  (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided), if made, given, furnished, or filed in writing to or with the Trustee at its Corporate Trust Office, or

                  (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to the attention of its Law Dept. at
         P. O. Box 64101, St. Paul, Minnesota 55164 or at any other address previously furnished in writing to the Trustee by the Company.

         SECTION 106. Notice to Holders; Waiver.

         Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of any event, the notice shall be sufficiently given to Holders of Registered Securities if in writing and mailed, first-class postage prepaid, to each Holder of a Registered Security affected by the event, at the Holder's address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of the notice.

         In case, by reason of the suspension of or irregularities in regular mail service or for any other reason, it shall be impossible or impracticable to mail notice of any event to Holders when the notice is required to be given pursuant to any provision of this Indenture or of the Junior Subordinated Debentures, then any manner of giving such notice as shall reasonably be satisfactory to the Trustee shall be deemed to be a sufficient giving of the notice. In any case where notice to Holders of Registered Securities is to be given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Registered Security shall affect the sufficiency of the notice with respect to other Holders of Registered Securities.

         Where this Indenture provides for notice in any manner, the notice may be waived in writing by the Person entitled to receive the notice, either before or after the event, and that waiver shall be the equivalent of the notice. Waivers of notice by Holders shall be filed with the Trustee, but the filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         Any request, demand, authorization, direction, notice, consent, election, waiver or other Act required or permitted under this Indenture shall be in the English language.

         SECTION 107. [Reserved].

         SECTION 108. Effect of Headings and Table of Contents.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 109. Successors and Assigns.

         All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether expressed or not.

         SECTION 110. Separability Clause.

         In case any provision in this Indenture or in the Junior Subordinated Debentures shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 111. Benefits of Indenture.

         Nothing in this Indenture or in the Junior Subordinated Debentures, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any Paying Agent and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         SECTION 112. Governing Law.

         This Indenture and the Junior Subordinated Debentures shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 113. Legal Holidays.

         In any case where any Interest Payment Date, Redemption Date, Repayment Date or Stated Maturity of any Junior Subordinated Debenture shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Junior Subordinated Debentures) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on that date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date, Redemption Date, Repayment Date or at the Stated Maturity, and no interest shall accrue for the period from and after the Interest Payment Date, Redemption Date, Repayment Date or Stated Maturity, as the case may be.

         SECTION 114. Counterparts.

         This Indenture may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Indenture.

                               ARTICLE TWO

                       JUNIOR SUBORDINATED DEBENTURE FORMS

         SECTION 201. Forms Generally.

         The Registered Securities of each series shall be in substantially the form (including temporary or permanent global form) as shall be established in or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions, and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may be required to comply with the rules of any securities exchange, or as may, consistently herewith, be determined to be appropriate by the officers executing such Junior Subordinated Debentures, as evidenced by their signatures on the Junior Subordinated Debentures. If the form of Junior Subordinated Debentures of any series (including any such Global Security) is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 or the authentication and delivery of such Junior Subordinated Debentures.

         The definitive Junior Subordinated Debentures shall be printed, lithographed or engraved on steel-engraved borders or may be produced in any other manner, all as determined by the officers executing such Junior Subordinated Debentures, as evidenced by the execution of such Junior Subordinated Debentures.

         SECTION 202. Form of Trustee's Certificate of Authentication.

         This is one of the Junior Subordinated Debentures, of the series designated herein, described in the within-mentioned Indenture.

                               Wilmington Trust Company, not in its individual capacity but solely as Trustee

                               By________________________________
                                        Authorized Officer

         SECTION 203. Junior Subordinated Debentures in Global Form.

         If Junior Subordinated Debentures of a series are issuable in whole or in part in global form, as contemplated by Section 301, then, notwithstanding clause (11) of Section 301 and the provisions of Section 302, the Global Security shall represent such number of the outstanding Junior Subordinated Debentures of such series as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding Junior Subordinated Debentures from time to time endorsed thereon and that the aggregate amount of Outstanding Junior Subordinated Debentures represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a Global Security to reflect the amount, or any increase or decrease in the amounts, of Outstanding Junior Subordinated Debentures represented thereby shall be made in such manner and upon instructions given by such Person or Persons as shall be specified therein or in the Company Order to be delivered to the Trustee pursuant to
Section 303 or Section 304.

         The provisions of the last sentence of Section 303(g) shall apply to any Junior Subordinated Debentures represented by a Junior Subordinated Debenture in global form if the Junior Subordinated Debenture was never issued and sold by the Company and the Company delivers to the Trustee the Junior Subordinated Debenture in global form together with written instructions (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) with respect to the reduction in the principal amount of Junior Subordinated Debentures represented thereby, together with the written statement contemplated by the last sentence of Section 303(g).

         Global Securities may be issued in either temporary or permanent form.

                                  ARTICLE THREE

                       THE JUNIOR SUBORDINATED DEBENTURES

         SECTION 301. Amount Unlimited; Issuance in Series.

         The aggregate principal amount of Junior Subordinated Debentures that may be authenticated and delivered under this Indenture is unlimited.

         The Junior Subordinated Debentures may be issued in one or more series. There shall be established in or pursuant to a Board Resolution, and set forth in an Officer's Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Junior Subordinated Debentures of any series:

                  (1) the title of the Junior Subordinated Debentures of the series (which shall distinguish the Junior Subordinated Debentures of the series from all other Junior Subordinated Debentures);

                  (2) the limit, if any, upon the aggregate principal amount of the Junior Subordinated Debentures of the series that may be authenticated and delivered under this Indenture (except for Junior Subordinated Debentures authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Junior Subordinated Debentures of the series pursuant to Section 304, 305, 306, 906 or 1107 and except for any Junior Subordinated Debentures that, under Section 303, are deemed never to have been authenticated and delivered hereunder);

                  (3) the date or dates on which the principal and premium, if any, of the Junior Subordinated Debentures of the series are payable;

                  (4) the rate or rates, if any, at which the Junior Subordinated Debentures of the series shall bear interest, or the method or methods by which such rate or rates may be determined, the date or dates from which interest shall accrue, the Interest Payment Dates on which interest shall be payable, the Regular Record Date for the interest payable on any Registered Security on any Interest Payment Date and the circumstances, if any, in which the Company may defer interest payments;

                  (5) the place or places where, subject to the provisions of Section 1002, the principal of (and premium, if any) and interest on Junior Subordinated Debentures of the series shall be payable, any Registered Securities of the series may be surrendered for registration of transfer, Junior Subordinated Debentures of the series may be surrendered for exchange and notices and demands to or upon the Company in respect of the Junior Subordinated Debentures of the series and this Indenture may be served and where notices to Holders under Section 106 will be published;

                  (6) if applicable, the period or periods within which or the date or dates on which, the price or prices at which and the terms and conditions upon which Junior Subordinated Debentures of the series may be redeemed, in whole or in part, at the option of the Company;

                  (7) the obligation, if any, of the Company to redeem, repay or purchase Junior Subordinated Debentures of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Junior Subordinated Debentures of the series shall be redeemed, repaid or purchased, in whole or in part, pursuant to such obligation;

                  (8) whether the Junior Subordinated Debentures of the series shall be issued in whole or in part in the form of a Global Security or Securities and the Depository for the Global Security or Securities, whether such global form shall be permanent or temporary;

                  (9) if Junior Subordinated Debentures of the series are to be issuable initially in the form of a temporary Global Security, the circumstances under which the temporary Global Security may be exchanged for definitive Junior Subordinated Debentures and whether the definitive Junior Subordinated Debentures will be in global form and whether interest in respect of any portion of such Global Security payable in respect of an Interest Payment Date shall be paid to any clearing organization with respect to a portion of such Global Security held for its account and, in that event, the terms and conditions (including any certification requirements) upon which any such interest payment received by a clearing organization will be credited to the Persons entitled to interest payable on such Interest Payment Date if other than as provided in this Article Three;

                  (10) whether, and under what conditions, additional amounts will be payable to Holders of Junior Subordinated Debentures of the series under Section 1006;

                  (11) the denominations in which any Registered Securities of the series shall be issuable, if other than denominations of $1,000 and any integral multiple thereof;

                  (12) if other than the principal amount thereof, the portion of the principal amount of Junior Subordinated Debentures of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502;

                  (13) any Events of Default with respect to Junior Subordinated Debentures of such series, if not set forth herein;

                  (14) any other covenant or warranty included for the benefit of the Junior Subordinated Debentures of the series in addition to (and not inconsistent with) those set forth herein for the benefit of Junior Subordinated Debentures of all series, or any other covenant or warranty included for the benefit of Junior Subordinated Debentures of the series in lieu of any covenant or warranty set forth herein for the benefit of Junior Subordinated Debentures of all series, or any provision that any covenant or warranty set forth herein for the benefit of Junior Subordinated Debentures of all series shall not be for the benefit of Junior Subordinated Debentures of such series, or any combination of such covenants, warranties or provisions and the applicability, if any, of the provisions of Section 1005 to such covenants and warranties;

                  (15) the terms and conditions, if any, pursuant to which the Company's obligations under this Indenture may be terminated through the deposit of money or Eligible Instruments as provided in Articles Four and Twelve;

                  (16) the Person or Persons who shall be Security Registrar for the Junior Subordinated Debentures of such series if other than the Trustee, and the place or places where the Security Register for such series shall be maintained and the Person or Persons who will be the initial Paying Agent or Agents, if other than the Trustee;

                  (17) any other terms of the series (which terms may not be inconsistent with the provisions of this Indenture).

         All Junior Subordinated Debentures of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution and set forth in such Officer's Certificate or in any such indenture supplemental hereto.

         Junior Subordinated Debentures of any particular series may be issued at various times, with different dates on which the principal or any installment of principal is payable, with different rates of interest, if any, or different methods by which rates of interest may be determined, with different dates on which such interest may be payable and with different Redemption Dates.

         If any of the terms of a series of Junior Subordinated Debentures are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officer's Certificate setting forth the terms of the series.

         SECTION 302. Denominations.

         Junior Subordinated Debentures of each series shall be issuable in such form and denominations as shall be specified in the form of Junior Subordinated Debenture for such series approved or established pursuant to Section 201 or in the Officer's Certificate delivered pursuant to Section 301. In the absence of any specification with respect to the Junior Subordinated Debentures of any series, the Registered Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

         SECTION 303. Execution, Authentication, Delivery and Dating.

         (a) The Junior Subordinated Debentures shall be executed on behalf of the Company by its Chairman of the Board, a Vice Chairman of the Board, the President or a Vice President, and by its Treasurer or one of its Assistant Treasurers or its Secretary or one of its Assistant Secretaries under its corporate seal, if any, reproduced thereon. The signature of any of these officers on the Junior Subordinated Debentures may be manual or facsimile.

         Junior Subordinated Debentures bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding the fact that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Junior Subordinated Debentures of any series or did not hold such offices at the date of such Junior Subordinated Debentures.

         (b) At any time and from time to time after the execution and delivery of this Indenture, Junior Subordinated Debentures of any series may be executed by the Company and delivered to the Trustee for authentication, and, except as otherwise provided in this Article Three, shall thereupon be authenticated and delivered by the Trustee upon Company Order, without any further action by the Company.

         To the extent authorized in or pursuant to a Board Resolution and set forth in an Officer's Certificate, or established in one or more indentures supplemental hereto, such written Company Order may be given by any one officer or employee of the Company, may be electronically transmitted, and may provide instructions as to registration of holders, principal amounts, rates of interest, maturity dates and other matters contemplated by such Board Resolution and Officer's Certificate or supplemental indenture to be so instructed in respect thereof. Before authorizing and delivering the first Junior Subordinated Debentures of any series (and upon request of the Trustee thereafter), the Company shall deliver to the Trustee (i) the certificates called for under Sections 201 and 301 hereof and (ii) an Opinion of Counsel described in the next sentence.

         In authenticating such Junior Subordinated Debentures, and accepting the additional responsibilities under this Indenture in relation to any Junior Subordinated Debentures, the Trustee shall be entitled to receive, prior to the initial authentication of such Junior Subordinated Debentures, and (subject to Section 601) shall be fully protected in relying upon:

                  (i) a Board Resolution relating thereto and, if applicable, an appropriate record of any action taken pursuant to such resolution certified by the Secretary or an Assistant Secretary of the Company;

                  (ii) an executed supplemental indenture, if any, relating thereto;

                  (iii) an Officer's Certificate setting forth the form and terms of the Junior Subordinated Debentures of such series pursuant to Sections 201 and 301 and stating that all conditions precedent provided for in this Indenture relating to the issuance of such Junior Subordinated Debentures have been complied with; and

                  (iv)     an Opinion of Counsel stating

                           (A) that the form of such Junior Subordinated Debentures has been established in or pursuant to a Board Resolution or by a supplemental indenture as permitted by
                  Section 201 in conformity with the provisions of this Indenture;

                           (B) that the terms of such Junior Subordinated Debentures have been established in or pursuant to a Board Resolution or by a supplemental indenture as permitted by
                  Section 301 in conformity with the provisions of this Indenture; and

                           (C) that such Junior Subordinated Debentures when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and binding obligations of the Company, enforceable in accordance with their terms, subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally and the application of general principles of equity.

         (c) If the Company shall establish pursuant to Section 301 that the Junior Subordinated Debentures of a series are to be issued in whole or in part in the form of one or more Global Securities, then the Company shall execute and the Trustee shall, in accordance with this Section and the Company Order with respect to such series, authenticate and deliver one or more Global Securities in permanent or temporary form that (i) shall represent and shall be denominated in an aggregate amount equal to the aggregate principal amount of the Outstanding Junior Subordinated Debentures of that series to be represented by one or more Global Securities, (ii) shall be registered in the name of the Depository for such Global Security or Securities or the nominee of such Depository, and (iii) shall be delivered by the Trustee to the Depository or pursuant to the Depository's instructions.

         (d) The Trustee has the right to decline to authenticate and deliver any Junior Subordinated Debentures under this Section 303 if the issuance of those Junior Subordinated Debentures would adversely affect the Trustee's own rights, duties, or immunities under the Junior Subordinated Debentures and this Indenture or otherwise in a manner that is not reasonably acceptable to the Trustee.

         (e) If all the Junior Subordinated Debentures of any series are not to be issued at one time, it shall not be necessary to deliver an Opinion of Counsel at the time of issuance of each Junior Subordinated Debenture, but such

Opinion of Counsel, with appropriate modifications, may instead be delivered at or prior to the time of the first issuance of Junior Subordinated Debentures of such series.

         (f) Each Registered Security shall be dated the date of its authentication.

         (g) No Junior Subordinated Debenture shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on the Junior Subordinated Debenture a certificate of authentication substantially in the form provided for herein executed by the Trustee, and such certificate upon any Junior Subordinated Debenture shall be conclusive evidence, and the only evidence, that such Junior Subordinated Debenture has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Junior Subordinated Debenture or portion thereof shall have been duly authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Junior Subordinated Debenture to the Trustee for cancellation as provided in Section 309 together with a written statement (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) stating that such Junior Subordinated Debenture or portion thereof has never been issued and sold by the Company, for all purposes of this Indenture such Junior Subordinated Debenture shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

         (h) Each Depository designated under Section 301 for a Global Security in registered form must, at the time of its designation and at all times while it serves as Depository, be a clearing agency registered under the Securities Exchange Act of 1934 and any other applicable statute or regulation.

         SECTION 304. Temporary Junior Subordinated Debentures.

         (a) Pending the preparation of definitive Junior Subordinated Debentures of any series, the Company may execute, and upon receipt of documents required by Sections 301 and 303, together with a Company Order, the Trustee shall authenticate and deliver, temporary Junior Subordinated Debentures which are printed, lithographed, typewritten, mimeographed, or otherwise produced, in any denomination, substantially of the tenor and terms of the definitive Junior Subordinated Debentures in lieu of which they are issued in registered form and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Junior Subordinated Debentures may determine, as evidenced by their signatures on such Junior Subordinated Debentures.

         (b)      Unless otherwise provided pursuant to Section 301:

                  (i) Except in the case of temporary Junior Subordinated Debentures in global form, if temporary Junior Subordinated Debentures of any series are issued, the Company will cause definitive Junior Subordinated Debentures of such series to be prepared without unreasonable delay. After the preparation of definitive Junior Subordinated Debentures of such series, the related temporary Junior Subordinated Debentures shall be exchangeable for such definitive Junior Subordinated Debentures upon surrender of the temporary Junior Subordinated Debentures of such series at the office or agency of the Company in the Place of Payment for such series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Junior Subordinated Debentures of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Junior Subordinated Debentures of the same series of like tenor and terms and of authorized denominations.

                  (ii) If Junior Subordinated Debentures of any series are issued in temporary global form, any such temporary Global Security shall, unless otherwise provided pursuant to Section 301, be delivered to the Depository.

         SECTION 305. Registration; Registration of Transfer and Exchange.

         The Company shall cause to be kept at one of the offices or agencies to be maintained by the Company in accordance with the provisions of this Section 305 and Section 1002, with respect to the Junior Subordinated Debentures of each series that are Registered Securities, a register (the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Registered Securities and of transfers of Registered Securities. Pursuant to Section 301, the Company shall appoint, with respect to Junior Subordinated Debentures of each series which are Registered Securities, a "Security Registrar" for the purpose of registering such Junior Subordinated Debentures and transfers and exchanges of such Junior Subordinated Debentures as herein provided.

         Upon surrender for registration of transfer of any Registered Security of any series at the office or agency of the Company maintained for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of the same series of any authorized denomination or denominations, of like tenor and terms and aggregate principal amount.

         At the option of the Holder, Registered Securities of any series may be exchanged for other Registered Securities of the same series of any authorized form and denomination, of like tenor and terms and aggregate principal amount, upon surrender of the Registered Securities to be exchanged at such office or agency.

         Whenever any Junior Subordinated Debentures are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Junior Subordinated Debentures that the Holder making the exchange is entitled to receive.

         If at any time the Depository for the Junior Subordinated Debentures of a series notifies the Company that it is unwilling or unable to continue as Depository for the Junior Subordinated Debentures of such series or if at any time the Depository for the Junior Subordinated Debentures of such series shall no longer be eligible under Section 303(h), the Company shall appoint a successor Depository with respect to the Junior Subordinated Debentures of such series. If a successor Depository for the Junior Subordinated Debentures of such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's election pursuant to Section 301(8) shall no longer be effective with respect to the Junior Subordinated Debentures of such series and the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Junior Subordinated Debentures of such series, will authenticate and deliver, Junior Subordinated Debentures of such series in definitive form in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series in exchange for such Global Security or Securities.

         The Company may at any time in its sole discretion determine that the Junior Subordinated Debentures of any series issued in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In such event the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Junior Subordinated Debentures of such series, will authenticate and deliver, Junior Subordinated Debentures of such series in definitive form and in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series in exchange for such Global Security or Securities.

         If specified by the Company pursuant to Section 301 with respect to a series of Junior Subordinated Debentures, the Depository for such series of Junior Subordinated Debentures may surrender a Global Security for such series of Junior Subordinated Debentures in exchange in whole or in part for Junior Subordinated Debentures of such series of like tenor and terms and in definitive form on such terms as are acceptable to the Company and such Depository. Thereupon, the Company shall execute, and the Trustee shall authenticate and deliver, without service charge.

                  (a) to each Person specified by such Depository a new Junior Subordinated Debenture or Securities of the same series, of like tenor and terms and of any authorized denominations as requested by such person in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security; and

                  (b) to such Depository a new Global Security of like tenor and terms and in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Junior Subordinated Debentures delivered to Holders thereof.

         In any exchange provided for in any of the preceding three paragraphs, the Company will execute and the Trustee will authenticate and deliver Junior Subordinated Debentures in definitive registered form in authorized denominations.

         Upon the exchange of a Global Security for Junior Subordinated Debentures in definitive form, such Global Security shall be canceled by the Trustee. Registered Securities issued in exchange for a Global Security pursuant to this Section shall be registered in such names and in such authorized denominations as the Depository for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Registered Securities to the persons in whose names such Junior Subordinated Debentures are so registered.

         All Junior Subordinated Debentures issued upon any registration of transfer or exchange of Junior Subordinated Debentures shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Junior Subordinated Debentures surrendered upon such registration of transfer or exchange.

         Every Registered Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, the Security Registrar or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, the Security Registrar and the Trustee duly executed by the Holder thereof or such Holder's attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange of Junior Subordinated Debentures, but the Company may require payment sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer, registration of transfer or exchange of Junior Subordinated Debentures, other than exchanges expressly provided in this Indenture to be made at the Company's own expense or without expense or without charge to the Holders.

         The Company shall not be required (i) to issue, register the transfer of, or exchange Junior Subordinated Debentures of any particular series to be redeemed for a period of 15 days preceding the first publication of the relevant notice of redemption or, if Registered Securities are outstanding and there is no publication, the mailing of the relevant notice of redemption of Junior Subordinated Debentures of such series selected for redemption under Section 1103 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Registered Security so selected for redemption in whole or in part, except the unredeemed portion of such Registered Security being redeemed in part.

         SECTION 306. Mutilated, Destroyed, Lost and Stolen Junior Subordinated Debentures.

         If any mutilated Junior Subordinated Debenture is surrendered to the Trustee, or the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Junior Subordinated Debenture, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company and the Trustee that such Junior Subordinated Debenture has been acquired by a bona fide purchaser, the Company shall execute and upon its written request the Trustee shall authenticate and deliver, in exchange for any such mutilated Junior Subordinated Debenture in lieu of any such destroyed, lost or stolen Junior Subordinated Debenture, a new Junior Subordinated Debenture of like tenor and terms and principal amount, bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Junior Subordinated Debenture has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Junior Subordinated Debenture, pay such Junior Subordinated Debenture.

         Upon the issuance of any new Junior Subordinated Debenture under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and printing expenses) connected therewith.

         Every new Junior Subordinated Debenture of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Junior Subordinated Debenture shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Junior Subordinated Debenture shall be at any time enforceable by anyone, and any such new Junior Subordinated Debenture, if any, shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Junior Subordinated Debentures of that series duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Junior Subordinated Debentures.

         SECTION 307. Payment of Interest; Interest Rights Preserved.

         Interest on any Registered Security that is payable and is punctually paid or duly provided for on any Interest Payment Date shall be paid to the Person in whose name that Registered Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest. At the option of the Company, payment of interest on any Registered Security may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account in such currency designated by such Person in writing not later than ten days prior to the date of such payment.

         Any interest on any Registered Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date ("Defaulted Interest") shall forthwith cease to be payable to the registered Holder on the relevant Regular Record Date by virtue of his having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in the next paragraph below.

         The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Registered Securities of the series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Registered Security of the series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money and/or Eligible Instruments the payments of principal and interest on which when due (and without reinvestment and providing no tax liability will be imposed upon the Trustee or the Holder of such Registered Securities) will provide money in such amounts as will (together with any money irrevocably deposited in trust with the Trustee, without investment) be equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money and/or Eligible Instruments when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days before the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of the Special Record Date. Unless the Trustee is acting as the Security Registrar, promptly after the Special Record Date, the Company shall furnish the Trustee with a list, or shall make arrangements satisfactory to the Trustee with respect thereto, of the names and addresses of, and principal amounts of Registered Securities of such series held by, the Holders appearing on the Security Register at the close of business on such Special Record Date. In the name and at the expense of the Company, the Trustee shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Registered Securities of such series at his address as it appears in the Security Register, not less than 10 days before the Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date.

         Subject to the foregoing provisions of this Section, each Junior Subordinated Debenture delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Junior Subordinated Debenture shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Junior Subordinated Debenture.

         SECTION 308. Persons Deemed Owners.

         Before due presentment of a Registered Security for registration of transfer, the Company, the Trustee and any agent of the Company or of the Trustee may treat the Person in whose name such Registered Security is registered as the owner of such Registered Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 307) interest on such Registered Security and for all other purposes whatsoever, whether or not such Registered Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

         None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

         SECTION 309. Cancellation.

         Unless otherwise provided with respect to a series of Junior Subordinated Debentures, all Junior Subordinated Debentures surrendered for payment, redemption, repayment, transfer or exchange pursuant to this Indenture, shall, if surrendered to the Company or any agent of the Company, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Junior Subordinated Debentures previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Junior Subordinated Debentures so delivered shall be promptly canceled by the Trustee. No Junior Subordinated Debentures shall be authenticated in lieu of or in exchange for any Junior Subordinated Debentures canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Junior Subordinated Debentures held by the Trustee shall be destroyed and certification of their destruction delivered to the Company unless by a Company Order the Company shall direct that the canceled Junior Subordinated Debentures be returned to it.

         SECTION 310. Computation of Interest.

         Except as otherwise specified pursuant to Section 301 for Junior Subordinated Debentures of any series, interest on the Junior Subordinated Debentures of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

                                  ARTICLE FOUR
                           SATISFACTION AND DISCHARGE

         SECTION 401. Satisfaction and Discharge of Indenture.

         This Indenture shall, upon Company Request, cease to be of further effect, including the provisions of Article Thirteen hereof (except as to any surviving rights of registration of transfer or exchange of Junior Subordinated Debentures herein expressly provided for and rights to receive payments of principal and interest thereon and any right to receive additional amounts, as provided in Section 1006) and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture when

                  (1)      either

                           (A)      all Junior Subordinated Debentures
                  authenticated and delivered have been delivered to the Trustee for cancellation; or

                           (B) all such Junior Subordinated Debentures not theretofore delivered to the Trustee for cancellation

                                    (i)      have become due and payable,

                                    (ii)     will become due and payable at
                           their Stated Maturity within one year, or

                                    (iii)    are to be called for redemption
                           within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

                  and the Company, in the case of (B)(i), (B)(ii), or (B)(iii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose money and/or Eligible Instruments the payments of principal and interest on which when due (and without reinvestment and providing no tax liability will be imposed upon the Trustee or the Holders of Junior Subordinated Debentures) will provide money in such amounts as will (together with any money irrevocably deposited in trust with the Trustee, without investment) be sufficient to pay and discharge the entire indebtedness on such Junior Subordinated Debentures of such series for principal (and premium, if any) and interest, on the scheduled due dates therefor to the date of such deposit (in the case of Junior Subordinated Debentures which have become due and payable) or to the Stated Maturity or Redemption Date, if any, and all Repayment Dates (in the case of Junior Subordinated Debentures repayable at the option of the Holders thereof); provided, however, that in the event a petition for relief under the Bankruptcy Reform Act of 1978 or a successor statute is filed with respect to the Company within 91 days after the deposit, the obligations of the Company under the Indenture with respect to the Junior Subordinated Debentures of such series shall not be deemed terminated or discharged, and in such event the Trustee shall be required to return the deposited money and Eligible Instruments to the Company;

                  (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                  (3) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607 and, if money or Eligible Instruments shall have been deposited with the Trustee pursuant to Subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

         SECTION 402. Application of Trust Money and Eligible Instruments.

         Subject to the provisions of the last paragraph of Section 1003, all money and Eligible Instruments deposited with the Trustee pursuant to Section 401, 403, or 1201 shall be held in trust and such money and the principal and interest received on such Eligible Instruments shall be applied by it, in accordance with the provisions of the Junior Subordinated Debentures and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money or Eligible Instruments have been deposited with the Trustee.

                                  ARTICLE FIVE

                                    REMEDIES

         SECTION 501. Events of Default.

         "Event of Default," wherever used herein with respect to Junior Subordinated Debentures of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law, pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) the Company defaults in the payment of any installment of interest upon any of the Junior Subordinated Debentures of the series, as and when it becomes due and payable, and continuance of such default for a period of 30 days; provided, however, that a valid extension of an interest payment period by the Company in accordance with the terms of any indenture supplemental hereto shall not constitute a default in the payment of interest; provided, further, that no such 30-day cure period shall apply to Junior Subordinated Debentures of any series the terms of which include such an ability to extend interest payment periods;

                  (2) the Company defaults in the payment of the principal of (or premium, if any, on) any of the Junior Subordinated Debentures of the series, as and when it becomes due and payable whether at maturity, upon redemption, by declaration or otherwise, provided, however, that a valid extension of the maturity of such Junior Subordinated Debentures in accordance with the terms of any indenture supplemental hereto shall not constitute a default in the payment of principal or premium, if any;

                  (3) the entry of a decree or order for relief in respect of the Company by a court having jurisdiction in the premises in an involuntary case under the federal bankruptcy laws, as now or hereafter constituted, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days;

                  (4) the commencement by the Company of a voluntary case under the federal bankruptcy laws, as now or hereafter constituted, or the consent by the Company to the entry of a decree or order for relief in an involuntary case under any such law; or

                  (5) any other Event of Default, if any, provided with respect to Junior Subordinated Debentures of such series pursuant to
         Section 301.

         SECTION 502. Acceleration of Maturity; Rescission and Annulment.

         If an Event of Default with respect to Junior Subordinated Debentures of any series at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of Outstanding Junior Subordinated Debentures of such series may declare the principal amount (or, if the Junior Subordinated Debentures of such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) of and all accrued but unpaid interest on all the Junior Subordinated Debentures of such series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by such Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable. Upon payment of such amount, all obligations of the Company in respect of the payment of principal of the Junior Subordinated Debentures of such series shall terminate.

         At any time after such a declaration of acceleration with respect to Junior Subordinated Debentures of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Junior

Subordinated Debentures of such series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

                  (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                           (A) all overdue installments of interest on all Junior Subordinated Debentures of such series,

                           (B) the principal of (and premium, if any, on) any Junior Subordinated Debentures of such series that have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Junior Subordinated Debentures,

                           (C) to the extent that payment of such interest is lawful, interest upon overdue installments of interest on each Junior Subordinated Debenture at the rate or rates prescribed therefor in such Junior Subordinated Debentures, and

                           (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

                  (2) all Events of Default with respect to Junior Subordinated Debentures of such series have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

         SECTION 503. Collection of Indebtedness and Suits for Enforcement by Trustee.

         The Company covenants that if

                  (1) default is made in the payment of any installment of interest on any Junior Subordinated Debenture when such interest becomes due and payable (subject to the provisions of Section 501(1)) and such default continues for a period of 30 days,

                  (2) default is made in the payment of the principal of (or premium, if any, on) any Junior Subordinated Debenture at the Maturity thereof, or

                  (3) default is made in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or that has been expressly included in this Indenture solely for the benefit of series of Junior Subordinated Debentures other than such series), and such default or breach continues for a period of 30 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Junior Subordinated Debentures of such series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Junior Subordinated Debentures the amount then due and payable on such Junior Subordinated Debentures for principal (and premium, if any) and interest, sinking fund installment and interest and, to the extent that payment of such interest shall be legally enforceable, interest upon the overdue principal (and premium, if any) and, upon overdue installments of interest, at the rate or rates prescribed therefor in such Junior Subordinated Debentures, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment of final decree, and may enforce the same against the Company or any other obligor upon such Junior Subordinated Debentures and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Junior Subordinated Debentures, wherever situated.

         If an Event of Default with respect to Junior Subordinated Debentures of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Junior Subordinated Debentures of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

         SECTION 504. Trustee May File Proofs of Claim.

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition, or other judicial proceedings, or any voluntary or involuntary case under the federal bankruptcy laws as now or hereafter constituted, relative to the Company or any other obligor upon the Junior Subordinated Debentures of a particular series or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of such Junior Subordinated Debentures shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceedings or otherwise,

                  (1) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Junior Subordinated Debentures of such series and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

                  (2) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, custodian, liquidator, sequestrator, or other similar official in any such proceeding is hereby authorized by each Holder to make such payments to the Trustee, and if the Trustee consents to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Junior Subordinated Debentures or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

         SECTION 505. Trustee May Enforce Claims without Possession of Junior Subordinated Debentures.

         All rights of action and claims under this Indenture or the Junior Subordinated Debentures may be prosecuted and enforced by the Trustee without the possession of any of the Junior Subordinated Debentures or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name, as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Junior Subordinated Debentures in respect of which such judgment has been recovered.

         SECTION 506. Application of Money Collected.

         Any money collected by the Trustee under this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (and premium, if any) or interest, upon presentation of the Junior Subordinated Debentures and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

         FIRST:            To the payment of all amounts due the Trustee under
                           Section 607;

         SECOND: To the payment of amounts then due and unpaid to the holders of Senior Debt, to the extent required by Article Thirteen;

         THIRD: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Junior Subordinated Debentures, in respect of which or for the benefit of which such money has been collected ratably, without preference or priority of any kind, according to the amounts due and payable on such Junior Subordinated Debentures for principal (and premium, if any) and interest, respectively; and

         FOURTH: The balance, if any, to the Person or Persons entitled thereto.

         SECTION 507. Limitation on Suits.

         No Holder of any Junior Subordinated Debentures of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Junior Subordinated Debentures of such series;

                  (2) the Holders of not less than 25% in principal amount of the Outstanding Junior Subordinated Debentures of such series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses, and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Junior Subordinated Debentures of such series;

it being intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all Holders.

         SECTION 508. Unconditional Right of Holders to Receive Principal, Premium and Interest.

         Notwithstanding any other provision in this Indenture, the Holder of any Junior Subordinated Debenture shall have the right that is absolute and unconditional to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest on such Junior Subordinated Debenture on the Stated Maturity expressed in such Junior Subordinated Debenture (or, in the case of redemption or repayment, on the Redemption Date or the Repayment Date, as the case may be) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder, subject, however, to the provisions of Article Thirteen.

         SECTION 509. Restoration of Rights and Remedies.

         If the Trustee or any Holder has instituted any proceedings to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

         SECTION 510. Rights and Remedies Cumulative.

         Except as otherwise provided in Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law in equity, or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         SECTION 511. Delay or Omission Not Waiver.

         No delay or omission of the Trustee or of any Holder of any Junior Subordinated Debenture to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

         SECTION 512. Control by Holders of Junior Subordinated Debentures.

         The Holders of a majority in principal amount of the Outstanding Junior Subordinated Debentures of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Junior Subordinated Debentures of such series, provided, that

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture;

                  (2) subject to the provisions of Section 601, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer or Responsible Officers of the Trustee, determine that the proceedings so directed would be unjustly prejudicial to the Holders of Junior Subordinated Debentures of such series not joining in any such direction; and

                  (3) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction.

         SECTION 513. Waiver of Past Defaults.

         The Holders of a majority in principal amount of the Outstanding Junior Subordinated Debentures of any series may on behalf of the Holders of all the Junior Subordinated Debentures of any such series waive any past default hereunder with respect to such series and its consequences, except a default

                  (1) in the payment of the principal of (or premium, if any) or interest on any Junior Subordinated Debenture of such series, or

                  (2) in respect of a covenant or provision hereof that under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Junior Subordinated Debenture of such series affected.

         Upon any such waiver, the default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

         SECTION 514. Undertaking for Costs.

         All parties to this Indenture agree, and each Holder of any Junior Subordinated Debenture by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of the suit, and that the court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having a due regard to the merits and good faith of the claims or defenses made by such party litigant, but the provisions of this Section shall not apply to any suit instituted by the Company or the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Junior Subordinated Debentures of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Junior Subordinated Debenture on or after the respective Stated Maturity or Maturities expressed in such Junior Subordinated Debenture (or, in the case of redemption or repayment, on or after the Redemption Date or Repayment Date, as the case may be).

         SECTION 515. Waiver of Stay or Extension Laws.

         The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law whenever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE SIX

                                   THE TRUSTEE

         SECTION 601. Certain Duties and Responsibilities.

         The duties and responsibilities of the Trustee shall be as provided in the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

         SECTION 602. Notice of Default.

         If a default occurs hereunder with respect to Junior Subordinated Debentures of any series the Trustee shall transmit by mail to all Holders of Junior Subordinated Debentures of such series notice of such default as and to the extent provided by the Trust Indenture Act; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Junior Subordinated Debenture of such series the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders of Junior Subordinated Debentures of such series. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Junior Subordinated Debentures of such series.

         SECTION 603. Certain Rights of Trustee.

         Except as otherwise provided in Section 601:

         (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any signature, resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, or other document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

         (c) whenever in the administration of this Indenture the Trustee deems it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

         (d) the Trustee may consult with counsel, and the advice of counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

         (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Junior Subordinated Debentures of such series pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

         (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness, or other document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney, other than any such books or records containing information as to the affairs of the customers of the Company or any of its subsidiaries; provided that the Trustee may examine such books and records relating to customers to the extent that such books and records contain information as to any payments made to such customers in their capacity as Holders of Junior Subordinated Debentures; and

         (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; no Depository or Paying Agent shall be deemed an agent of the Trustee and the Trustee shall not be responsible for any act or omission by any of them.

         Section 604. Not Responsible for Recitals or Issuance of Junior Subordinated Debentures.

         The recitals contained herein and in the Junior Subordinated Debentures, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Junior Subordinated Debentures of any series. The Trustee shall not be accountable for the use or application by the Company of any Junior Subordinated Debentures or the proceeds thereof.

         SECTION 605. May Hold Junior Subordinated Debentures.

         The Trustee, any Paying Agent, the Security Registrar or any other agent of the Company or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Junior Subordinated Debentures, and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar, or such agent.

         SECTION 606. Money Held in Trust.

         Money held by the Trustee or any Paying Agent in trust hereunder need not be segregated from other funds except to the extent required by law. Neither the Trustee nor any Paying Agent shall be under any liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

         SECTION 607. Compensation and Reimbursement.

         The Company agrees

                  (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder that shall have been separately agreed to by the Company and the Trustee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to the Trustee's negligence or bad faith; and

                  (3) to indemnify the Trustee for, and to hold it harmless against, any claim, loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust or performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         As security for the performance of the obligations of the Company under this Section the Trustee shall have a claim prior to the Junior Subordinated Debentures upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premium, if any) or interest on particular Junior Subordinated Debentures. The claims of the Trustee under this Section shall not be subject to the provisions of Article Sixteen.

         SECTION 608. Disqualification; Conflicting Interests.

         If the Trustee has or shall acquire any conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate that interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. To the extent permitted by such Act, the Trustee shall not be deemed to have a conflicting interest with respect to Junior Subordinated Debentures of any series by virtue of being a trustee under this Indenture with respect to Junior Subordinated Debentures of any particular series of Junior Subordinated Debentures.

         SECTION 609. Corporate Trustee Required; Eligibility.

         There shall at all times be a Trustee hereunder, which shall be a corporation that is eligible pursuant to the Trust Indenture Act to act as such and organized and doing business under the laws of the United States, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $5,000,000, and subject to supervision or examination by federal or State authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         SECTION 610. Resignation and Removal; Appointment of Successor.

         (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 611.

         (b) The Trustee may resign at any time with respect to the Junior Subordinated Debentures of one or more series by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Junior Subordinated Debentures of such series.

         (c) The Trustee may be removed at any time with respect to the Junior Subordinated Debentures of any series by Act of the Holders of a majority in principal amount of the Outstanding Junior Subordinated Debentures of such series, delivered to the Trustee and to the Company.

         (d)      If at any time:

                  (1) the Trustee fails to comply with Section 608 with respect to the Junior Subordinated Debentures of any series after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Junior Subordinated Debenture of such series for at least six months,

                  (2) the Trustee ceases to be eligible under Section 609 with respect to any series of Junior Subordinated Debentures and fails to resign after written request therefor by the Company or by any such Holder,

                  (3) the Trustee becomes incapable of acting with respect to any series of Junior Subordinated Debentures or a decree or order for relief by a court having jurisdiction in the premises has been entered in respect of the Trustee in an involuntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or State bankruptcy, insolvency or similar law; or a decree or order by a court having jurisdiction in the premises has been entered for the appointment of a receiver, custodian, liquidator, assignee, trustee, sequestrator or other similar official of the Trustee or of its property or affairs, or any public officer takes charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation, winding up or liquidation, or

                  (4) the Trustee shall commence a voluntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or State bankruptcy, insolvency or similar law or consents to the appointment of or taking possession by a receiver, custodian, liquidator, assignee, trustee, sequestrator, or other similar official of the Trustee or its property or affairs, or makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts generally as they become due, or takes corporate action in furtherance of any such action, then, in any such case, the Company by a Board Resolution may remove the Trustee with respect to such series, or subject to Section 514, any Holder who has been a bona fide Holder of a Junior Subordinated Debenture of any series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee for the Junior Subordinated Debentures of such series and the appointment of a successor Trustee.

         (e) If the Trustee resigns, is removed or becomes incapable of acting with respect to any series of Junior Subordinated Debentures, or if a vacancy occurs in the office of Trustee for any cause, with respect to the Junior Subordinated Debentures of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Junior Subordinated Debentures of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Junior Subordinated Debentures of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Junior Subordinated Debentures of any particular series) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Junior Subordinated Debentures of any series is appointed by Act of the Holders of a majority in principal amount of the Outstanding Junior Subordinated Debentures of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to the Junior Subordinated Debentures of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Junior Subordinated Debentures of any series has been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Junior Subordinated Debenture of such series for at least six months may, subject to Section 514, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Junior Subordinated Debentures of such series.

         (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Junior Subordinated Debentures of any series and each appointment of a successor Trustee with respect to the Junior Subordinated Debentures of any series by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of such series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee with respect to the Junior Subordinated Debentures of such series and the address of its Corporate Trust Office.

         SECTION 611. Acceptance of Appointment by Successor.

         (a) In the case of an appointment hereunder of a successor Trustee with respect to all Junior Subordinated Debentures, every such successor Trustee so appointed shall execute, acknowledge, and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts, and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

         (b) In the case of the appointment hereunder of a successor Trustee with respect to the Junior Subordinated Debentures of one or more (but not all) series, the Company, the retiring Trustee upon payment of its charges and each successor Trustee with respect to the Junior Subordinated Debentures of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and that (1) contains such provisions as are necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Junior Subordinated Debentures of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Junior Subordinated Debentures, contains such provisions as are deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Junior Subordinated Debentures of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) adds to or changes any of the provisions of this Indenture as is necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture, the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Junior Subordinated Debentures of that or those series to which the appointment of such successor Trustee relates; but, on the request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Junior Subordinated Debentures of that or those series to which the appointment of such successor Trustee relates.

         (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

         (d) No successor Trustee may accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

         SECTION 612. Merger, Conversion, Consolidation, or Succession to Business.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the executing or filing of any paper or any further act on the part of any of the parties hereto. In case any Junior Subordinated Debentures shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Junior Subordinated Debentures so authenticated with the same effect as if such successor Trustee had itself authenticated such Junior Subordinated Debentures. In case any Junior Subordinated Debentures shall not have been authenticated by such predecessor Trustee, any such successor Trustee may authenticate and deliver such Junior Subordinated Debentures, in either its own name or that of its predecessor Trustee, with the full force and effect which this Indenture provides for the certificate of authentication of the Trustee.

         SECTION 613. Preferential Collection of Claims Against Company.

         If the Trustee becomes a creditor, directly or indirectly, secured or unsecured, of the Company (or any other obligor upon the Junior Subordinated Debentures), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding collection of claims against the Company (or any such other obligor).

         SECTION 614. Authenticating Agent.

         The Trustee shall upon Company request appoint one or more authenticating agents (including, without limitation, the Company or any Affiliate thereof) with respect to one or more series of Junior Subordinated Debentures that shall be authorized on behalf of the Trustee in authenticating Junior Subordinated Debentures of such series in connection with the issue, delivery, registration of transfer, exchange, partial redemption, or repayment of such Junior Subordinated Debentures. Wherever reference is made in this Indenture to the authentication of Junior Subordinated Debentures by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an authenticating agent and a certificate of authentication executed on behalf of the Trustee by an authenticating agent. Each authenticating agent must be acceptable to the Company and must be a corporation organized and doing business under the laws of the United States, any State thereof, or the District of Columbia, having a combined capital and surplus of at least $1,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or State authorities or the equivalent foreign authority in the case of an authenticating agent who is not organized and doing business under the laws of the United States, any State thereof, or the District of Columbia. The Trustee is hereby appointed as the authenticating agent hereunder.

         Any corporation succeeding to the corporate agency business of an authenticating agent shall continue to be an authenticating agent without the execution or filing of any paper or any further act on the part of the Trustee or the authenticating agent.

         An authenticating agent may at any time resign with respect to one or more series of Junior Subordinated Debentures by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any authenticating agent with respect to one or more series of Junior Subordinated Debentures by giving written notice of termination to such authenticating agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time an authenticating agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee promptly may appoint a successor authenticating agent. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an authenticating agent herein. No successor authenticating agent shall be appointed unless eligible under the provisions of this Section.

         The Trustee agrees to pay to each authenticating agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payment, subject to the provisions of Section 607.

         The provisions of Sections 104, 111, 306, 309, 603, 604, and 605 are applicable to any authenticating agent.

         Pursuant to each appointment made under this Section, the Junior Subordinated Debentures of each series covered by such appointment may have endorsed thereon, in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication in substantially the following form:

                           This is one of the Junior Subordinated Debentures, of
                  the series designated herein, described in the within-mentioned Indenture.

                           [______________________________________]

                           By________________________________________
                             As Authenticating Agent for the Trustee

                           By________________________________________
                                    Authorized Officer

                                  ARTICLE SEVEN

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

         SECTION 701. Company to Furnish Trustee Names and Addresses of Holders.

         The Company will furnish or cause to be furnished to the Trustee with respect to Junior Subordinated Debentures of each series for which it acts as
Trustee:

                  (1) semi-annually, not more than 15 days after the Regular Record Date in respect of the Junior Subordinated Debentures of such series or on May 15 and November 15 of each year with respect to each series of Junior Subordinated Debentures for which there are no Regular Record Dates, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Registered Securities as of such Regular Record Date or May 1 or November 1, as the case may be, and

                  (2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that if and so long as the Trustee is the Security Registrar, no such list need be furnished.

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

         SECTION 702. Preservation of Information: Communications to Holders.

         (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of Registered Securities contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders of Registered Securities received by the Trustee in its capacity as Paying Agent or Security Registrar, if so acting. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

         (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Junior Subordinated Debentures, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

         (c) Every Holder of Junior Subordinated Debentures, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee shall be held accountable by reason of any disclosure of information as to the names and addresses of the Holders made pursuant to the Trust Indenture Act.

         SECTION 703. Reports by Trustee.

         (a) Within 60 days after each anniversary of the first issuance of Junior Subordinated Debentures pursuant to this Indenture, the Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture and such other matters as may be required pursuant to the Trust Indenture Act in the manner required by the Trust Indenture Act.

         (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Junior Subordinated Debentures of such series are listed, with the Commission and also with the Company. The Company will notify the Trustee when any series of Junior Subordinated Debentures are listed on any stock exchange.

         SECTION 704. Reports by Company.

         The Company shall provide to each Holder (i) within 45 days of the end of each of the first three calendar quarters of each year, unaudited consolidated financial statements of the Company for that quarter, and (ii) within 90 days of the end of each calendar year, audited consolidated financial statements of the Company.

                                  ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER, OR LEASE

         SECTION 801. Company May Consolidate, etc. Only on Certain Terms.

         The Company may not consolidate with or merge into any other corporation or convey, transfer, or lease its properties and assets substantially as an entirety to any Person, unless:

                  (1) the corporation formed by such consolidation or into which the Company is merged or the Person that acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States, any political subdivision or State thereof and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest (including all additional amounts, if any, payable pursuant to Section 1006) on all the Junior Subordinated Debentures and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

                  (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing; and

                  (3) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance, transfer, or lease and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been met.

         SECTION 802. Successor Corporation Substituted.

         Upon any consolidation with or merger into any other corporation, or any conveyance, transfer, or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 801, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor had been named as the Company herein, and thereafter, except in the case of a lease, the Company (which term for this purpose shall mean the Person named as the "Company" in the first paragraph of this instrument or any successor corporation that shall theretofore have become such in the manner presented in this Article) shall be relieved of all obligations and covenants under this Indenture and the Junior Subordinated Debentures.

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

         SECTION 901. Supplemental Indentures without Consent of Holders.

         Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (1) to evidence the succession of another corporation to the Company, and the assumption by the successor of the covenants of the Company herein and in the Junior Subordinated Debentures contained;

                  (2) to add to the covenants of the Company, for the benefit of the Holders of all or any series of Junior Subordinated Debentures (and if they are to be for the benefit of less than all series of Junior Subordinated Debentures, stating that such covenants are expressly being included solely for the benefit of such series), to convey, transfer, assign, mortgage or pledge any property to or with the Trustee, or to surrender any right or power herein conferred upon the Company;

                  (3) to add any additional Events of Default (and if they are to be applicable to less than all series of Junior Subordinated Debentures, stating that such Events of Default are expressly being included solely to be applicable to such series);

                  (4) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Junior Subordinated Debenture Outstanding of any series created prior to the execution of such supplemental indenture that is entitled to the benefit of such provisions or shall not apply to any Junior Subordinated Debenture Outstanding;

                  (5) to establish the form or terms of Junior Subordinated Debentures of any series as permitted by Sections 201 and 301;

                  (6) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Junior Subordinated Debentures of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611(b); or

                  (7) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture that shall not be inconsistent with any provision of this Indenture, provided such other provisions shall not adversely affect the interests of the Holders of Junior Subordinated Debentures of any series in any material respect.

         SECTION 902. Supplemental Indentures with Consent of Holders.

         With the consent of the Holders of a majority in principal amount of the Outstanding Junior Subordinated Debentures of each series affected by such supplemental indenture, by Act of those Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture of such Junior Subordinated Debentures of such series; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Junior Subordinated Debenture affected thereby,

                  (1) change the Stated Maturity of the principal or any installment of principal of, or any installment of interest on, any Junior Subordinated Debenture (other than to the extent set forth in any Junior Subordinated Debenture), or reduce the principal amount thereof or the interest thereon or any premium payable upon redemption or repayment thereof, or change any obligation of the Company to pay additional amounts pursuant to Section 1006 (except as contemplated by Section 801(1) and permitted by Section 901(1)), or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or change any Place of Payment, or the coin or currency in which any Junior Subordinated Debenture or the interest thereon is payable, or the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption or repayment, on or after the Redemption Date or Repayment Date, as the case may be);

                  (2) reduce the percentage in principal amount of the Outstanding Junior Subordinated Debentures of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture;

                  (3) modify any of the provisions of this Section, Section 513 or Section 1005, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Junior Subordinated Debenture affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 1005, or the deletion of this proviso, in accordance with the requirements of
         Section 611(b) and 901(7); or

                  (4) adversely affect the right to repayment, if any, of Junior Subordinated Debentures of any series at the option of the Holders thereof;

and provided, further, that no change shall be made in the provisions of Article Thirteen that will affect adversely a holder of Senior Debt without the consent of that holder.

         A supplemental indenture that changes or eliminates any covenant or other provision of this Indenture that has expressly been included solely for the benefit of one or more particular series of Junior Subordinated Debentures, or that modifies the rights of the Holders of Junior Subordinated Debentures of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Junior Subordinated Debentures of any other series.

         It shall not be necessary for any Act of Holders of the Junior Subordinated Debentures under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         SECTION 903. Execution of Supplemental Indentures.

         In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         SECTION 904. Effect of Supplemental Indentures.

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Junior Subordinated Debentures theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

         SECTION 905. [Reserved]

         SECTION 906. Reference in Junior Subordinated Debentures to Supplemental Indentures.

         Junior Subordinated Debentures of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Junior Subordinated Debentures of any series so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Junior Subordinated Debentures of such series.

                                   ARTICLE TEN

                                    COVENANTS

         SECTION 1001. Payment of Principal, Premium, and Interest.

         The Company covenants for the benefit of each series of Junior Subordinated Debentures that it will duly and punctually pay the principal of (and premium, if any) and interest on the Junior Subordinated Debentures in accordance with the terms of the Junior Subordinated Debentures and this Indenture.

         SECTION 1002. Maintenance of Office or Agency.

         The Company will maintain in each Place of Payment for any series of Junior Subordinated Debentures an office or agency where Junior Subordinated Debentures may be presented or surrendered for payment, where Junior Subordinated Debentures may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Junior Subordinated Debentures and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of any such office or agency. If at any time the Company fails to maintain any such required office or agency or fails to furnish the Trustee with the address thereof, such presentations, surrenders, notices or demands may be made or served at the

Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee its agent to receive all presentations, surrenders, notices and demands.

         The Company may also from time to time designate one or more other offices or agencies (in or outside of such Place of Payment) where the Junior Subordinated Debentures of one or more series (subject to the preceding paragraph) may be presented or surrendered for any or all such purposes, and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for any series of Junior Subordinated Debentures for such purposes. The Company will give prompt written notice to the Trustee of any such designation and any change in the location of any such other office or agency.

         SECTION 1003. Money for Junior Subordinated Debentures Payments to Be Held in Trust.

         If the Company at any time acts as its own Paying Agent with respect to any series of Junior Subordinated Debentures, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Junior Subordinated Debentures of such series segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

         Whenever the Company has one or more Paying Agents with respect to any series of Junior Subordinated Debentures, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Junior Subordinated Debentures of such series deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

         The Company will cause each Paying Agent with respect to any series of Junior Subordinated Debentures other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will

                  (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Junior Subordinated Debentures of such series in trust for the benefit of the Persons entitled thereto until such sums are paid to such Persons or otherwise disposed of as herein provided;

                  (2) give the Trustee notice of any default by the Company (or any other obligor upon the Junior Subordinated Debentures of such series) in the making of any payment of principal of (and premium, if any) or interest on the Junior Subordinated Debentures of such series; and

                  (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

         The Company may at any time, for the purpose of terminating its obligations under this Indenture with respect to Junior Subordinated Debentures of any series or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any principal and interest received on the Eligible Instruments deposited with the Trustee or any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Junior Subordinated Debenture of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Junior Subordinated Debenture shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money (including the principal and interest received on Eligible Instruments deposited with the Trustee), and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper of general circulation in the Borough of Manhattan, The City of New York, and each Place of Payment or mailed to each such Holder, or both, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing, any unclaimed balance of such money then remaining will be repaid to the Company.

         SECTION 1004. Officer's Certificate as to Default.

         The Company will deliver to the Trustee, on or before a date not more than four months after the end of each fiscal year of the Company ending after the date hereof, an Officer's Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions, and conditions of this Indenture, and, if the Company is in default, specifying all such defaults and the nature thereof of which they may have knowledge.

         SECTION 1005. Waiver of Certain Covenants.

         The Company may omit in any particular instance to comply with any covenant or condition applicable to the Junior Subordinated Debentures of any series that is determined pursuant to Section 301 to be subject to this provision if, before the time for such compliance the Holders of a majority in principal amount of the Junior Subordinated Debentures at the time Outstanding shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

         SECTION 1006. Payment of Additional Amounts.

         If the Junior Subordinated Debentures of a series provide for the payment of additional amounts, the Company will pay to the Holder of any Junior Subordinated Debenture of any series additional amounts upon the terms and subject to the conditions provided therein. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of (or premium, if any) or interest on, or in respect of, any Junior Subordinated Debenture of any series or the net proceeds received on the sale or exchange of any Junior Subordinated Debenture of any series, such mention shall be deemed to include mention of the payment of additional amounts provided for in the terms of such Junior Subordinated Debentures and this Section to the extent that, in such context, additional amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of additional amounts (if applicable) in any provisions hereof shall not be construed as excluding additional amounts in those provisions hereof where such express mention is not made.

         If the Junior Subordinated Debentures of a series provide for the payment of additional amounts, at least 10 days prior to the first Interest Payment Date with respect to that series of Junior Subordinated Debentures (or if the Junior Subordinated Debentures of that series will not bear interest prior to Maturity, the first day on which a payment of principal (and premium, if any) is made), and at least 10 days prior to each date of payment of principal (and premium, if any) or interest if there has been any change with respect to the matters set forth in the below-mentioned Officer's Certificate, the Company will furnish the Trustee and the Company's principal Paying Agent or Paying Agents, if other than the Trustee, with an Officers' Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of (and premium, if any) or interest on the Junior Subordinated Debentures of that series shall be made to Holders of Junior Subordinated Debentures of that series who are United States Aliens without withholding for or on account of any tax, assessment or other governmental charge described in the Junior Subordinated Debentures of that series. If any such withholding shall be required, then such Officer's Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Junior

Subordinated Debentures and the Company will pay to the Trustee or such Paying Agent the additional amounts, if any. required by the terms of such Junior Subordinated Debentures and the first paragraph of this Section. The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officer's Certificate furnished pursuant to this Section.

                                 ARTICLE ELEVEN

                  REDEMPTION OF JUNIOR SUBORDINATED DEBENTURES

         SECTION 1101. Applicability of Article.

         Junior Subordinated Debentures of any series that are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified pursuant to Section 301 for Junior Subordinated Debentures of any series) in accordance with this Article.

         SECTION 1102. Election to Redeem; Notice to Trustee.

         The election of the Company to redeem any Junior Subordinated Debentures shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all of the Junior Subordinated Debentures of any series, the Company shall, at least 45 days before the Redemption Date fixed by the Company (unless a shorter notice is satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount and the tenor and terms of the Junior Subordinated Debentures of any series to be redeemed. In the case of any redemption of Junior Subordinated Debentures prior to the expiration of any restriction on such redemption provided in the terms of such Junior Subordinated Debentures or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officer's Certificate evidencing compliance with such restriction.

         SECTION 1103. Selection by Trustee of Junior Subordinated Debentures to be Redeemed.

         Except as otherwise specified as contemplated by Section 301 for Junior Subordinated Debentures of any series, if less than all the Junior Subordinated Debentures of any series with like tenor and terms are to be redeemed, the particular Junior Subordinated Debentures to be redeemed shall be selected not more than 60 days before the Redemption Date by the Trustee, from the Outstanding Junior Subordinated Debentures of such series with like tenor and terms not previously called for redemption, by such method as the Trustee deems fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Junior Subordinated Debentures of such series or any integral multiple thereof which is also an authorized denomination) of the principal amount of Registered Securities (if issued in more than one authorized denomination) of such series of a denomination larger than the minimum authorized denomination for Junior Subordinated Debentures of such series.

         The Trustee shall promptly notify the Company in writing of the Junior Subordinated Debentures selected for redemption and, in the case of any Junior Subordinated Debentures selected for partial redemption, the principal amount thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Junior Subordinated Debentures shall relate, in the case of any Junior Subordinated Debenture redeemed or to be redeemed only in part, to the portion of the principal amount of such Junior Subordinated Debenture which has been or is to be redeemed.

         SECTION 1104. Notice of Redemption.

         Notice of redemption shall be given in the manner provided in Section 106 not less than 30 nor more than 60 days before the Redemption Date, to each Holder of Junior Subordinated Debentures to be redeemed.

         All notices of redemption shall state:

                  (1)      the Redemption Date,

                  (2)      the Redemption Price,

                  (3) if less than all Outstanding Junior Subordinated Debentures of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Junior Subordinated Debentures to be redeemed,

                  (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Junior Subordinated Debenture to be redeemed, and that interest thereon shall cease to accrue on and after that date,

                  (5) the Place or Places of Payment where such Junior Subordinated Debentures, are to be surrendered for payment of the Redemption Price, and

                  (6)      the CUSIP number, if any.

         A notice of redemption published as contemplated by Section 106 need not identify particular Registered Securities to be redeemed.

         Notice of redemption of Junior Subordinated Debentures to be redeemed at the election of the Company shall be given by the Company, or, at the Company's request, by the Trustee in the name and at the expense of the Company.

         SECTION 1105. Deposit of Redemption Price.

         On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money and/or Eligible Instruments the payments of principal and interest on which when due (and without reinvestment and providing no tax liability will be imposed upon the Trustee or the Holders of the Junior Subordinated Debentures to be redeemed) will provide money on or prior to the Redemption Date in such amounts as will (together with any money irrevocably deposited in trust with the Trustee, without investment) be sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Junior Subordinated Debentures or portions thereof which are to be redeemed on that date.

         SECTION 1106. Junior Subordinated Debentures Payable on Redemption
Date.

         Notice of redemption having been given as aforesaid, the Junior Subordinated Debentures to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Junior Subordinated Debentures shall cease to bear interest. Upon surrender of any such Junior Subordinated Debenture for redemption in accordance with the notice, such Junior Subordinated Debenture shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest on Registered Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Junior Subordinated Debentures, or one or more Predecessor Securities, registered as such on the relevant Record Dates according to their terms and the provisions of Section 307.

         If any Junior Subordinated Debenture called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Junior Subordinated Debenture.

         SECTION 1107. Junior Subordinated Debentures Redeemed in Part.

         Any Registered Security that is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company, the Security Registrar or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company, the Security Registrar and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Junior Subordinated Debenture without service charge, a new Registered Security or Registered Securities of the same series and of like tenor and terms, of any authorized denominations as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Junior Subordinated Debenture so surrendered.

                                 ARTICLE TWELVE

                                   DEFEASANCE

         SECTION 1201. Termination of Company's Obligations.

         If this Section 1201 is specified pursuant to Section 301 to be applicable to any series of Junior Subordinated Debentures and if the Company deposits irrevocably in trust with the Trustee money and/or Eligible Instruments the payments of principal and interest on which when due (and without reinvestment and providing no tax liability will be imposed upon the Trustee or the Holders of such Junior Subordinated Debentures) will provide money in such amounts as will (together with any money irrevocably deposited in trust with the Trustee, without investment) be sufficient to pay the principal of (and premium, if any) and any installment of principal of (and premium, if any) or interest when due on the Junior Subordinated Debentures of such series on the scheduled due dates therefor at the Stated Maturity thereof, the Company's obligations under any covenant determined pursuant to Section 301 to be subject to this Section shall terminate with respect to the Junior Subordinated Debentures of the series for which such deposit was made; provided, however, that (i) no Event of Default with respect to the Junior Subordinated Debentures of such series under Section 501(1) or Section 501(2) or event that with notice or lapse of time or both would constitute such an Event of Default shall have occurred and be continuing on such date, (ii) such deposit will not result in a breach of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound, and (iii) such termination shall not relieve the Company of its obligations under the Junior Subordinated Debentures of such series and this Indenture to pay when due the principal of (and premium, if any) and interest and additional amounts on such Junior Subordinated Debentures if such Junior Subordinated Debentures are not paid (or payment is not provided for) when due from the money and Eligible Instruments (and the proceeds thereof) so deposited.

         It shall be a condition to the deposit of cash and/or Eligible Instruments and the termination of the Company's obligations pursuant to the provisions of this Section with respect to the Junior Subordinated Debentures of any series under any covenant determined pursuant to Section 301 to be subject to this Section that the Company deliver to the Trustee (i) an Opinion of Counsel to the effect that: (a) Holders of Junior Subordinated Debentures of such series will not recognize income, gain or loss for federal income tax purposes as a result of such deposit and termination and (b) such Holders (and future Holders) will be subject to tax in the same amount, manner and timing as if such deposit and termination had not occurred, (ii) an Officer's Certificate to the effect that under the laws in effect on the date such money and/or Eligible Instruments are deposited with the Trustee, the amount thereof will be sufficient, after payment of all federal, state, and local taxes in respect thereof payable by the Trustee, to pay principal (and premium, if any) and interest when due on the Junior Subordinated Debentures of such series; and
(iii) an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the defeasance contemplated in this Section have been complied with.

         After a deposit as provided herein, the Trustee shall, upon Company Request, acknowledge in writing the discharge of the Company's obligations pursuant to the provisions of this Section with respect to the Junior Subordinated Debentures of such series under any covenant determined pursuant to
Section 301 to be subject to this Section.

         SECTION 1202. Repayment to Company.

         The Trustee and any Paying Agent shall promptly pay to the Company upon Company Request any money or Eligible Instruments not required for the payment of the principal of (and premium, if any) and interest on the Junior Subordinated Debentures of any series for which money or Eligible Instruments have been deposited pursuant to Section 1201 held by them at any time.

         The Trustee and any Paying Agent shall promptly pay to the Company upon Company Request any money held by them for the payment of principal (and premium, if any) and interest that remains unclaimed for two years after the Maturity of the Junior Subordinated Debentures for which a deposit has been made pursuant to Section 1201. After such payment to the Company, the Holders of the Junior Subordinated Debentures of such series shall thereafter, as unsecured general creditors, look only to the Company for the payment thereof.

         SECTION 1203. Indemnity for Eligible Instruments.

         The Company shall pay and shall indemnify the Trustee against any tax, fee, or other charge imposed on or assessed against the deposited Eligible Instruments or the principal or interest received on such Eligible Instruments.

                                ARTICLE THIRTEEN

                 SUBORDINATION OF JUNIOR SUBORDINATED DEBENTURES

         SECTION 1301. Junior Subordinated Debentures Subordinate to Senior
Debt.

         The Company covenants that anything in this Indenture or the Junior Subordinated Debentures of any series to the contrary notwithstanding, the indebtedness evidenced by the Junior Subordinated Debentures of each series is subordinate and junior in right of payment to all Senior Debt to the extent provided herein and shall be on par with all Trust Related Securities, and each Holder of Junior Subordinated Debentures of each series, by such Holder's acceptance thereof, likewise covenants to the subordination herein provided and shall be bound by the provisions hereof. Senior Debt shall continue to be Senior Debt and entitled to the benefits of these subordination provisions irrespective of any amendment, modification or waiver of any term of the Senior Debt or extension or renewal of the Senior Debt.

         If the Company defaults in the payment of any principal of (or premium, if any) or interest on any Senior Debt when it becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration of acceleration or otherwise, then, upon written notice of such default to the Company by the Holders of Senior Debt or any trustee therefor, unless and until such default shall have been cured or waived or shall have ceased to exist, no direct or indirect payment (in cash, property, securities, by set-off or otherwise) shall be made or agreed to be made on account of the principal of (or premium, if any) or interest on any of the Junior Subordinated Debentures, or in respect of any redemption, repayment, retirement, purchase or other acquisition of any of the Junior Subordinated Debentures.

         In the event of

                  (a) any insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition, or other similar proceeding relating to the Company, its creditors or its property,

                  (b) any proceeding for the liquidation, dissolution, or other winding up of the Company, voluntary or involuntary, whether or not involving insolvency or bankruptcy proceedings,

                  (c) any assignment by the Company for the benefit of creditors, or

                  (d) any other marshaling of the assets of the Company, all Senior Debt (including any interest thereon accruing after the commencement of any such proceedings) shall first be paid in full before any payment or distribution, whether in cash, securities, or other property, shall be made to any Holder of any of the Junior Subordinated Debentures on account thereof. Any payment or distribution, whether in cash, securities or other property (other than securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in these subordination provisions with respect to the indebtedness evidenced by the Junior Subordinated Debentures, to the payment of all Senior Debt at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), that would otherwise (but for these subordination provisions) be payable or deliverable in respect of the Junior Subordinated Debentures of any series shall be paid or delivered directly to the holders of Senior Debt in accordance with the priorities then existing among such holders until all Senior Debt (including any interest thereon accruing after the commencement of any such proceedings) shall have been paid in full. In the event of any such proceeding, after payment in full of all sums owing with respect to Senior Debt, the Holders of the Junior Subordinated Debentures together with the holders of any obligations of the Company ranking on par with the Junior Subordinated Debentures, shall be entitled to be paid from the remaining assets of the Company the amounts at the time due and owing on account of unpaid principal of (and premium, if any) and interest on the Junior Subordinated Debentures and such other obligations before any payment or other distribution, whether in cash, property or otherwise, shall be made on account of any capital stock or any obligations of the Company ranking junior to the Junior Subordinated Debentures and such other obligations.

         If, notwithstanding the foregoing, any payment or distribution of any character or any security, whether in cash, securities or other property (other than securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of that is subordinate, at least to the extent provided in these subordination provisions with respect to the indebtedness evidenced by the Junior Subordinated Debentures, to the payment of all Senior Debt at the time outstanding and to any securities issued in respect thereof under any such plan or reorganization or readjustment), is received by the Trustee or any Holder in contravention of any of the terms hereof such payment or distribution or security shall be received in trust for the benefit of, and shall be paid over or delivered and transferred to, the holders of the Senior Debt at the time outstanding in accordance with the priorities then existing among such holders for application to the payment of all Senior Debt remaining unpaid, to the extent necessary to pay all such Senior Debt in full. In the event of the failure of the Trustee or any Holder to endorse or assign any such payment, distribution or security, each holder of Senior Debt is hereby irrevocably authorized to endorse or assign the same.

         No present or future holder of any Senior Debt shall be prejudiced in the right to enforce subordination of the indebtedness evidenced by the Junior Subordinated Debentures by any act or failure to act on the part of the Company. Nothing contained herein shall impair, as between the Company and the Holders of Junior Subordinated Debentures of each series, the obligation of the Company to pay to such Holders the principal of (and premium, if any) and interest on such Junior Subordinated Debentures or prevent the Trustee or the Holder from exercising all rights, powers and remedies otherwise permitted by applicable law or hereunder upon a default or Event of Default hereunder, all subject to the rights of the holders of the Senior Debt to receive cash, securities or other property otherwise payable or deliverable to the Holders.

         Senior Debt shall not be deemed to have been paid in full unless the holders thereof shall have received cash, securities, or other property equal to the amount of such Senior Debt then outstanding. Upon the payment in full of all Senior Debt, the Holders of Junior Subordinated Debentures of each series, if any, shall be subrogated to all rights of any holders of Senior Debt to receive any further payments or distributions applicable to the Senior Debt until the indebtedness evidenced by the Junior Subordinated Debentures of such series, if any, shall have been paid in full, and such payments or distributions received by such Holders, by reason of such subrogation, of cash, securities, or other property that otherwise would be paid or distributed to the holders of Senior Debt shall, as between the Company and its creditors other than the holders of Senior Debt, on the one hand, and such Holders, on the other hand, be deemed to be a payment by the Company on account of Senior Debt, and not on account of the Junior Subordinated Debentures of such series.

         The Trustee and Holders will take such action (including, without limitation, the delivery of this Indenture to an agent for the holders of Senior Debt or consent to the filing of a financing statement with respect hereto) as may, in the opinion of counsel designated by the holders of a majority in principal amount of the Senior Debt at the time outstanding, be necessary or appropriate to assure the effectiveness of the subordination effected by these provisions.

         The provisions of this Section 1301 shall not impair any rights, interests, remedies, or powers of any secured creditor of the Company in respect of any security interest the creation of which is not prohibited by the provisions of this Indenture.

         The securing of any obligations of the Company, otherwise ranking on par with the Junior Subordinated Debentures or ranking junior to the Junior Subordinated Debentures shall not be deemed to prevent such obligations from constituting, respectively, obligations ranking on par with the Junior Subordinated Debentures or ranking junior to the Junior Subordinated Debentures.

         SECTION 1302. Trustee and Holders of Junior Subordinated Debentures May
                           Rely on Certificate of Liquidating Agent; Trustee May Require Further Evidence as to Ownership of Senior Debt; Trustee Not Fiduciary to Holders of Senior Debt.

         Upon any payment or distribution of assets of the Company referred to in this Article Thirteen, the Trustee and the Holders shall be entitled to rely upon an order or decree made by any court of competent jurisdiction in which such dissolution or winding up or liquidation or reorganization or arrangement proceedings are pending or upon a certificate of the trustee in bankruptcy, receiver, assignee for the benefit of creditors, or other Person making such payment or distribution, delivered to the Trustee or to the Holders, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Debt and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Sixteen. In the absence of any such bankruptcy trustee, receiver, assignee, or other Person, the Trustee shall be entitled to rely upon a written notice by a Person representing himself or herself to be a holder of Senior Debt (or a trustee or representative on behalf of such holder) as evidence that such Person is a holder of such Senior Debt (or is such a trustee or representative). If the Trustee determines, in good faith, that further evidence is required with respect to the right of any Person as a holder of Senior Debt to participate in any payments or distributions pursuant to this Article Thirteen, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Debt held by such Person, as to the extent to which such Person is entitled to participate in such payment or distribution, and as to other facts pertinent to the rights of such Person under this Article Thirteen, and if such evidence is not furnished, the Trustee may offer any payment to such Person pending judicial determination as to the right of such Person to receive payment. The Trustee, however, shall not be deemed to owe any fiduciary duty to the holders of Senior Debt.

         SECTION 1303. Payment Permitted If No Default.

         Nothing contained in this Article Thirteen or elsewhere in this Indenture, or in any of the Junior Subordinated Debentures, shall prevent (a) the Company at any time, except during the pendency of any dissolution, winding up, liquidation, or reorganization proceedings referred to in, or under the conditions described in, Section 1301, from making payments of the principal of (or premium, if any) or interest on the Junior Subordinated Debentures or (b) the application by the Trustee or any Paying Agent of any moneys deposited with it hereunder to payments of the principal of or interest on the Junior Subordinated Debentures, if, at the time of such deposit, the Trustee or such Paying Agent, as the case may be, did not have the written notice provided for in Section 1304 of any event prohibiting the making of such deposit, or if, at the time of such deposit (whether or not in trust) by the Company with the Trustee or any Paying Agent (other than the Company) such payment would not have been prohibited by the provisions of this Article, and the Trustee or any Paying Agent shall not be affected by any notice to the contrary received by it on or after such date.

         SECTION 1304. Trustee Not Charged with Knowledge of Prohibition.

         Anything in this Article Thirteen or elsewhere in this Indenture contained to the contrary notwithstanding, the Trustee shall not at any time be charged with knowledge of the existence of any facts that would prohibit the making of any payment of money to or by the Trustee and shall be entitled conclusively to assume that no such facts exist and that no event specified in
Section 1301 has happened, until the Trustee shall have received an Officer's Certificate to that effect or notice in writing to that effect signed by or on behalf of the holder or holders, or their representatives, of Senior Debt who shall have been certified by the Company or otherwise established to the reasonable satisfaction of the Trustee to be such holder or holders or representatives or from any trustee under any indenture pursuant to which such Senior Debt shall be outstanding. The Company shall give prompt written notice to the Trustee and to the Paying Agent of any facts which would prohibit the payment of money to or by the Trustee or any Paying Agent.

         SECTION 1305. Trustee to Effectuate Subordination.

         Each Holder of Junior Subordinated Debentures by such Holder's acceptance thereof authorizes and directs the Trustee in such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination as between such Holder and holders of Senior Debt as provided in this Article and appoints the Trustee its attorney-in-fact for any and all such purposes.

         SECTION 1306. Rights of Trustee as Holder of Senior Debt.

         The Trustee shall be entitled to all the rights set forth in this Article with respect to any Senior Debt which may at the time be held by it, to the same extent as any other holder of Senior Debt; provided that nothing in this Article shall deprive the Trustee of any rights as such holder; and provided further that nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 607.

         SECTION 1307. Article Applicable to Paying Agents.

         In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context shall otherwise require) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if the Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Sections 1304 and 1306 shall not apply to the Company or any Affiliate of the Company if the Company or such Affiliate acts as Paying Agent.

         SECTION 1308. Subordination Rights Not Impaired by Acts or Omissions of
                           the Company or Holders of Senior Debt.

         No right of any present or future holders of any Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms of this Indenture, regardless of any knowledge thereof which any such holder may have or be otherwise charged with. The holders of Senior Debt may, at any time or from time to time and in their absolute discretion, change the manner, place or terms of payment, change or extend the time of payment of, or renew or alter, any such Senior Debt, or amend or supplement any instrument pursuant to which any such Senior Debt is issued or by which it may be secured, or release any security therefor, or exercise or refrain from exercising any other of their rights under the Senior Debt including, without limitation, the waiver of default thereunder, all without notice to or assent from the Holders of the Junior Subordinated Debentures or the Trustee and without affecting the obligations of the Company, the Trustee or the Holders of the Junior Subordinated Debentures under this Article.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                                   LAND O'LAKES, INC.

                                   By /s/ Daniel E. Knutson
                                      ---------------------------
                                      Its Vice President, Corporate Treasurer
                                          and Controller

                                   WILMINGTON TRUST COMPANY, not in its
                                   individual capacity but solely as trustee

                                   By
                                      ---------------------------
                                      Its Vice President

================================================================================

                              AMENDED AND RESTATED
                              DECLARATION OF TRUST

                          LAND O'LAKES CAPITAL TRUST I

                           Dated as of March 25, 1998

================================================================================

                                TABLE OF CONTENTS

                                                                                                   Page
                                                                                                   ----
                                               ARTICLE I
                                    INTERPRETATION AND DEFINITIONS

Section 1.1 Interpretations and Definitions ..............................................           1

                                              ARTICLE II
                                             ORGANIZATION

Section 2.1 Name .........................................................................           6
Section 2.2 Office .......................................................................           6
Section 2.3 Purpose ......................................................................           6
Section 2.4 Authority ....................................................................           6
Section 2.5 Title to Property of the Trust ...............................................           7
Section 2.6 Powers and Duties of the Regular Trustees ....................................           7
Section 2.7 Prohibition of Actions by the Trust and the Trustees .........................           9
Section 2.8 Powers and Duties of the Property Trustee ....................................           9
Section 2.9 Certain Duties and Responsibilities of the Property Trustee ..................          10
Section 2.10 Certain Rights of Property Trustee ..........................................          11
Section 2.11 Delaware Trustee ............................................................          13
Section 2.12 Execution of Documents ......................................................          13
Section 2.13 Not Responsible for Recitals or Issuance of Trust Securities ................          13
Section 2.14 Duration of Trust ...........................................................          13
Section 2.15 Mergers .....................................................................          13
Section 2.16 Declaration Binding on Securities Holders ...................................          15

                                              ARTICLE III
                                                SPONSOR

Section 3.1 Sponsor's Purchase of Common Securities ......................................          15
Section 3.2 Responsibilities of the Sponsor ..............................................          15

                                              ARTICLE IV
                                               TRUSTEES

Section 4.1 Number of Trustees ...........................................................          15
Section 4.2 Delaware Trustee .............................................................          15
Section 4.3 Property Trustee; Eligibility ................................................          16
Section 4.4 Qualifications of Regular Trustees and Delaware Trustee Generally ............          16
Section 4.5 Initial Regular Trustees .....................................................          16
Section 4.6 Appointment, Removal and Resignation of Trustees .............................          17
Section 4.7 Vacancies Among Trustees .....................................................          18
Section 4.8 Effect of Vacancies ..........................................................          18
Section 4.9 Meetings .....................................................................          18
Section 4.10 Delegation of Power .........................................................          18
Section 4.11 Merger, Conversion, Consolidation or Succession to Business .................          18

                                               ARTICLE V
                                             DISTRIBUTIONS

Section 5.1 Distributions ................................................................          19

                                              ARTICLE VI
                                           TRUST SECURITIES

Section 6.1 General Provisions Regarding Trust Securities ................................          19
Section 6.2 Paying Agent .................................................................          20

                                              ARTICLE VII
                                              TERMINATION

Section 7.1 Termination of Trust .........................................................          20

                                             ARTICLE VIII
                                         TRANSFER OF INTEREST

Section 8.1 Transfer of Trust Securities .................................................          21
Section 8.2 Transfer of Certificates .....................................................          21
Section 8.3 Deemed Trust Security Holders ................................................          21
Section 8.4 Book Entry Interests .........................................................          21
Section 8.5 Notices to Depository ........................................................          22
Section 8.6 Appointment of Successor Depository ..........................................          22
Section 8.7 Definitive Capital Security Certificates .....................................          22
Section 8.8 Mutilated, Destroyed, Lost or Stolen Certificates ............................          23

                                              ARTICLE IX
                                 LIMITATION OF LIABILITY OF HOLDERS OF
                                 TRUST SECURITIES, TRUSTEES OR OTHERS

Section 9.1 Liability ....................................................................          23
Section 9.2 Exculpation ..................................................................          24
Section 9 3 Fiduciary Duty ...............................................................          24
Section 9.4 Indemnification ..............................................................          25
Section 9.5 Outside Businesses ...........................................................          27

                                               ARTICLE X
                                              ACCOUNTING

Section 10.1 Fiscal Year .................................................................          27
Section 10.2 Certain Accounting Matters ..................................................          27
Section 10.3 Banking .....................................................................          28
Section 10.4 Withholding .................................................................          28

                                              ARTICLE XI
                                       AMENDMENTS AND MEETINGS

Section 11.1 Amendments ..................................................................          28
Section 11.2 Meetings of the Holders of Trust Securities; Action by Written Consent ......          30

                                              ARTICLE XII
                                   REPRESENTATIONS AND WARRANTIES OF
                                 PROPERTY TRUSTEE AND DELAWARE TRUSTEE

Section 12.1 Representations and Warranties of Property Trustees .........................          31
Section 12.2 Representations and Warranties of Delaware Trustee ..........................          31

                                             ARTICLE XIII
                                             MISCELLANEOUS

Section 13.1 Notices .....................................................................          32
Section 13.2 Governing Law ...............................................................          33
Section 13.3 Intention of the Parties ....................................................          33
Section 13.4 Headings ....................................................................          33
Section 13.5 Successors and Assigns ......................................................          33
Section 13.6 Partial Enforceability ......................................................          33
Section 13.7 Counterparts ................................................................          33

EXHIBIT A -- Terms of 7.45% Capital Securities and Common Securities
  ANNEX I -- Form of Capital Securities Certificate
 ANNEX II -- Form of Common Securities Certificate
EXHIBIT B -- Purchase Agreement
EXHIBIT C -- Subscription Agreement

                              AMENDED AND RESTATED
                              DECLARATION OF TRUST

                  THIS AMENDED AND RESTATED DECLARATION OF TRUST ("Declaration") is dated and effective as of March 25, 1998, by the undersigned trustees (together with all other Persons from time to time duly appointed and serving as trustees in accordance with the provisions of this Declaration, the "Regular Trustees"), Land O'Lakes, Inc., a Minnesota cooperative corporation, as trust sponsor (the "Sponsor"), Wilmington Trust Company, a Delaware banking corporation, as property trustee (the "Property Trustee") and as Delaware trustee (the "Delaware Trustee"), and by the holders, from time to time, of undivided beneficial interests in the Trust to be issued pursuant to this Declaration.

                                    RECITALS

                  WHEREAS, the Sponsor, the Regular Trustees and the Delaware Trustee established a trust (the "Trust") under the Business Trust Act pursuant to a Declaration of Trust dated as of March 19, 1998 (the "Original Declaration") and a Certificate of Trust of the Trust (the "Certificate of Trust"), which was filed with the Secretary of State on March 19, 1998 pursuant to Section 3810 of the Business Trust Act, for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and investing the proceeds thereof in certain Debentures (as hereinafter defined) of the Debenture Issuer (as hereinafter defined);

                  WHEREAS, as of the date hereof, no interests in the Trust have been issued;

                  WHEREAS, it being the intention of the parties hereto that the Original Declaration be amended and restated in its entirety; and

                  NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a business trust under the Business Trust Act and that this Declaration constitutes the governing instrument of such business trust, the Trustees declare that all assets contributed to, or otherwise obtained by, the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.

                                    ARTICLE I

                         INTERPRETATION AND DEFINITIONS

         SECTION 1.1 INTERPRETATIONS AND DEFINITIONS.

                  In this Declaration, unless the context otherwise requires:

         (a) capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this Section 1.1;

         (b) a term defined anywhere in this Declaration has the same meaning throughout;

         (c) all references to "the Declaration" or "this Declaration" are to this Declaration as modified, supplemented or amended from time to time;

         (d) all references in this Declaration to Articles, Sections, Exhibits and Annexes are to Articles, Sections of, Exhibits to and Annexes of this Declaration unless otherwise specified;

         (e) a reference to the singular includes the plural and vice versa.

         "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

         "Authorized Officer" of a Person means any Person that is authorized to bind such Person.

         "Book Entry Interest" means a beneficial interest in a Global Certificate, ownership and transfers of which shall be maintained and made through book entries by a Depository as described in Section 8.4.

         "Business Day" means any day other than a day on which banking institutions in New York, New York, or Wilmington, Delaware are authorized or required by law to close.

         "Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as it may be amended from time to time or any successor legislation.

         "Capital Security" has the meaning specified in Section 6.1.

         "Capital Security Beneficial Owner" means, with respect to a Book Entry Interest, a Person who is the beneficial owner of such Book Entry Interest, as reflected on the books of the Depository, or on the books of a Person maintaining an account with such Depository (directly as a Depository Participant or as an indirect participant, in each case in accordance with the rules of such Depository).

         "Capital Security Certificate" means a certificate representing a Capital Security substantially in the form of Annex I to Exhibit A.

         "Certificate" means a Common Security Certificate or a Capital Security Certificate.

         "Certificate of Trust" means the Certificate of Trust filed with the Secretary of State pursuant to Section 3810 of the Business Trust Act.

         "Closing Date" means March 25, 1998.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation.

         "Common Security" has the meaning specified in Section 6.1.

         "Common Security Certificate" means a definitive certificate in fully registered form representing a Common Security substantially in the form of Annex II to Exhibit A.

         "Company Indemnified Person" means (a) any Regular Trustee; (b) any Affiliate of any Regular Trustee; (c) any officer, director, shareholder, member, partner, employee, representative or agent of any Regular Trustee; or
(d) any officer, employee or agent of the Trust or its Affiliates.

         "Corporate Trust Office" means the principal office of the Property Trustee, at which at any particular time its corporate trust business shall be administered which office at the date of execution of this Declaration is located at Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attn: Corporate Trust Administration.

         "Coupon Rate" has the meaning set forth in Exhibit A.

         "Covered Person" means: (a) any officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holder of Trust Securities.

         "Debenture Issuer" means the Sponsor in its capacity as the issuer of the Debentures under the Indenture.

         "Debenture Trustee" means Wilmington Trust Company, not in its individual capacity but solely as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

         "Debentures" means the 7.45% Junior Subordinated Debentures due March 15, 2008, to be issued by the Debenture Issuer under the Indenture and acquired by the Trust.

         "Declaration" has the meaning set forth in the preamble.

         "Deferred Interest" has the meaning set forth in the Indenture.

         "Delaware Trustee" has the meaning set forth in the preamble.

         "Definitive Capital Security Certificates" has the meaning set forth in
Section 8.4.

         "Depository" means an organization registered as a clearing agency pursuant to Section 17A of the Exchange Act that is acting as depository for the Capital Securities and in whose name or in the name of a nominee of that organization shall be registered a Global Certificate and which shall undertake to effect book entry transfers and pledges of the Capital Securities.

         "Depository Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Depository effects book entry transfers and pledges of securities deposited with the Depository.

         "Direction" by a Person means a written direction signed:

         (a)      if the Person is a natural person, by that Person; or

         (b) in any other case, in the name of such Person by one or more Authorized Officers of that Person.

         "Dissolution Tax Opinion" has the meaning set forth in Exhibit A.

         "Distribution" means a distribution payable to Holders of Trust Securities in accordance with Section 5.1.

         "DTC" means The Depository Trust Company, the initial Depository.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

         "Extension Period" has the meaning set forth in Exhibit A.

         "Event of Default," in respect of the Trust Securities, means an Event of Default (as defined in the Indenture) has occurred and is continuing in respect of the Debentures.

         "Fiduciary Indemnified Person" has the meaning set forth in Section 9.4(b).

         "Fiscal Year" has the meaning set forth in Section 10.1.

         "Global Certificate" has the meaning specified in Section 8.4.

         "Guarantee" means the guarantee agreement dated as of March 25, 1998, of the Sponsor in respect of the Capital Securities.

         "Holder" means a Person in whose name a Certificate representing a Trust Security is registered on the books and records of the Trust, such Person being a beneficial owner within the meaning of the Business Trust Act, provided, that, in determining whether the holders of the requisite percentage of Capital Securities have given any request, notice, consent or waiver hereunder, "Holder" shall not include the Sponsor, as guarantor of the Trust Securities, or any Affiliate of the Sponsor.

         "Indemnified Person" means a Company Indemnified Person or a Fiduciary Indemnified Person.

         "Indenture" means the Indenture dated as of March 25, 1998 between the Debenture Issuer and the Debenture Trustee, as supplemented from time to time.

         "Investment Company" means an investment company as defined in the Investment Company Act.

         "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

         "Legal Action" has the meaning set forth in Section 2.6(g).

         "Liquidation Distribution" has the meaning set forth in Exhibit A.

         "Ministerial Action" has the meaning set forth in Exhibit A.

         "Majority in liquidation amount" means, except as provided in the terms of the Trust Securities, Holders of outstanding Trust Securities voting together as a single class or, as the context may require, Holders of outstanding Capital Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Trust Securities of the relevant class.

         "90-Day Period" has the meaning set forth in Exhibit A.

         "No-Recognition Opinion" has the meaning set forth in Exhibit A.

         "Offering Memorandum" means the offering memorandum dated as of March 20, 1998 relating to the Capital Securities.

         "Officer's Certificate" means, with respect to any Person, a certificate signed by an Authorized Officer of such Person. Any Officer's Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

         (a) a statement that each officer signing the Certificate has read the covenant or condition and the definition relating thereto;

         (b) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (c) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

         "Original Declaration" has the meaning set forth in the preamble.

         "Paying Agent" has the meaning specified in Section 6.2.

         "Payment Amount" has the meaning specified in Section 5.1.

         "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, limited liability partnership, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

         "Pro Rata" has the meaning set forth in Exhibit A.

         "Property Trustee" means Wilmington Trust Company, a Delaware banking corporation, not its individual capacity but solely in its capacity as property trustee, or any successor trustee meeting the eligibility requirements set forth in Section 4.3.

         "Property Trustee Account" has the meaning set forth in Section 2.8(c).

         "Purchase Agreement" means the Purchase Agreement for the offering and sale of the Capital Securities attached hereto as Exhibit B.

         "Redemption/Distribution Notice" has the meaning set forth in Exhibit
A.

         "Redemption Price" has the meaning set forth in Exhibit A.

         "Redemption Tax Opinion" has the meaning set forth in Exhibit A.

         "Regular Trustee" means any Trustee other than the Delaware Trustee and the Property Trustee.

         "Related Patty" means, with respect to the Sponsor, any direct or indirect wholly owned subsidiary of the Sponsor or any other Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

         "Responsible Officer" means, with respect to the Property Trustee, any vice president, any assistant vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, any trust officer, assistant trust officer, financial services officer or any other officer in the Corporate Trust Office of the Property Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

         "Rule 3a-5" means Rule 3a-5 under the Investment Company Act.

         "Secretary of State" means the Office of the Secretary of State of the State of Delaware.

         "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

         "Sponsor" means Land O'Lakes, Inc., a Minnesota cooperative corporation, or any successor entity in a merger, consolidation or amalgamation, in its capacity as sponsor of the Trust.

         "Subscription Agreement" means the Subscription Agreement providing for the sale of the Common Securities attached hereto as Exhibit C.

         "Successor Delaware Trustee" has the meaning set forth in Section 4.6(b)(ii).

         "Successor Entity" has the meaning set forth in Section 2.15(b)(i).

         "Successor Property Trustee" has the meaning set forth in Section 4.6(b)(i).

         "Successor Securities" has the meaning set forth in Section 2.15(b)(i)(B).

         "Tax Event" has the meaning set forth in Exhibit A.

         "Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

         "Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

         "Trust Indenture Act" means the Trust Indenture Act of 1939 as in effect at the date as of which this instrument was executed, provided, however, that in the event the Trust Indenture Act is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

         "Trust Securities" means collectively the Common Securities and the Capital Securities.

                                   ARTICLE II

                                  ORGANIZATION

         SECTION 2.1 NAME.

         The Trust formed hereby shall be a business trust established under the Business Trust Act. The Trust is named "Land O'Lakes Capital Trust I," as such name may be modified from time to time by the Regular Trustees following written notice to the Holders of Trust Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Regular Trustees.

         SECTION 2.2 OFFICE.

         The address of the principal office of the Trust is c/o Land O'Lakes, Inc., 4001 Lexington Avenue North, Arden Hills, Minnesota 55126. At any time, the Regular Trustees may designate another principal office. The name and principal place of business of the Trustee of the Trust in the State of Delaware is Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration.

         SECTION 2.3 PURPOSE.

         The exclusive purposes and functions of the Trust are (a) to issue and sell Trust Securities and use the proceeds from the sale to acquire the Debentures, (b) to enter into such agreements and arrangements as may be necessary in connection with the sale of the Trust Securities (including without limitation the Purchase Agreement and the Subscription Agreement) and to take all other actions and exercise such discretion as may be necessary or desirable in connection therewith, and (c) except as otherwise limited herein, to engage in only those other activities necessary or incidental thereto. The Trust may not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust.

         SECTION 2.4 AUTHORITY.

         Subject to the limitations provided in this Declaration, including the provisions of Sections 2.11, 4.2 and 7.1(b). and to the specific duties of the Property Trustee, the Regular Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. Any action taken by the Regular Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and any action taken by the Property Trustee in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Regular Trustees acting on behalf of the Trust, no Person shall be required to inquire into the authority of the Regular Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

         SECTION 2.5 TITLE TO PROPERTY OF THE TRUST.

         Except as provided in Section 2.8 with respect to the Debentures and the Property Trustee Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

         SECTION 2.6 POWERS AND DUTIES OF THE REGULAR TRUSTEES.

         The Regular Trustees shall have the exclusive power, duty and authority to cause the Trust to engage in the following activities:

         (a) to issue and sell the Capital Securities and the Common Securities in accordance with this Declaration; provided, however, that the Trust may issue no more than one series of Capital Securities and no more than one series of Common Securities, and, provided further, that there shall be no interests in the Trust other than the Trust Securities, and the issuance of Trust Securities shall be limited to a one-time, simultaneous issuance of both Capital Securities and Common Securities on the Closing Date;

         (b) in connection with the issuance and sale of the Capital Securities, at the direction of the Sponsor, to:

                  (i) execute and file any documents prepared by the Sponsor, or take any acts as determined by the Sponsor to be necessary in order to qualify or register all or part of the Capital Securities in any State in which the Sponsor has determined to qualify or register such Capital Securities for sale; and

                  (ii) execute and enter into the Purchase Agreement providing for the sale of the Capital Securities and a Subscription Agreement providing for the sale of the Common Securities;

         (c) to acquire the Debentures with the proceeds of the sale of the Capital Securities and the Common Securities; provided, however, that the Regular Trustees shall cause legal title to the Debentures to be held of record in the name of the Property Trustee for the benefit of the Holders of the Capital Securities and the Holder of the Common Securities;

         (d) to give the Sponsor and the Property Trustee prompt written notice of the occurrence of a Tax Event; provided that the Regular Trustees shall consult with the Sponsor and the Property Trustee before taking or refraining from taking any Ministerial Action in relation to a Tax Event;

         (e) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Capital Securities and Holders of Common Securities as to such actions and applicable record dates;

         (f) to take all actions and perform such duties as may be required of the Regular Trustees pursuant to the terms of the Trust Securities;

         (g) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust (a "Legal Action"), unless pursuant to Section 2.8(e), the Property Trustee has the exclusive power to bring such a Legal Action;

         (h) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors, and consultants and pay reasonable compensation for such services;

         (i) to give any certificate required to the Property Trustee, which certificate may be executed by a Regular Trustee;

         (j) to incur expenses that are necessary or incidental to carry out any of the purposes of the Trust;

         (k) to act as, or appoint another Person to act as, registrar and transfer agent for the Trust Securities;

         (l) to give prompt written notice to the Holders of the Trust Securities and the Property Trustee of any notice received from the Debenture Issuer of its election to defer payments of interest on the Debentures by extending the interest payment period under the Indenture;

         (m) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing;

         (n) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Trust Securities or to enable the Trust to effect the purposes for which the Trust was created;

         (o) to take any action, not inconsistent with this Declaration or with applicable law, that the Regular Trustees determine in their discretion to be necessary or desirable in carrying out the activities of the Trust as set out in this Section 2.6, including, but not limited to:

                  (i) causing the Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

                  (ii) causing the Trust to be classified for United States federal income tax purposes as a grantor trust; and

                  (iii) cooperating with the Debenture Issuer to ensure that the Debentures will be treated as indebtedness of the Debenture Issuer for United States federal income tax purposes,

provided that such action does not adversely affect the interests of Holders;
and

         (p) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Regular Trustees, on behalf of the Trust.

         The Regular Trustees must exercise the powers set forth in this Section
2.6 in a manner that is consistent with the purposes and functions of the Trust set out in Section 2.3, and the Regular Trustees shall not take any action that is inconsistent with the purposes and functions of the Trust set forth in
Section 2.3.

         Subject to this Section 2.6, the Regular Trustees shall have none of the powers or the authority of the Property Trustee set forth in Section 2.8.

         Any expenses incurred by the Regular Trustees pursuant to this Section
2.6 shall be reimbursed by the Debenture Issuer.

         SECTION 2.7 PROHIBITION OF ACTIONS BY THE TRUST AND THE TRUSTEES.

         (a) The Trust shall not, and the Trustees shall not, engage in any activity other than as required or authorized by this Declaration. In particular, the Trust shall not and the Trustees shall cause the Trust not to:

                  (i) invest any proceeds received by the Trust from holding the Debentures, but shall distribute all such proceeds to Holders of Trust Securities pursuant to the terms of this Declaration and of the Trust Securities;

                  (ii) acquire any assets other than as expressly provided herein;

                  (iii) possess Trust property for other than a Trust purpose;

                  (iv) make any loans or incur or acquire any indebtedness other than loans represented by the Debentures;

                  (v) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Trust Securities in any way whatsoever;

                  (vi) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Trust Securities; or

                  (vii) other than as provided in this Declaration or Exhibit A (A) direct the time, method and place of exercising any trust or power conferred upon the Debenture Trustee with respect to the Debentures, (B) waive any past default that is waivable under Section 513 of the Indenture, (C) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable or (D) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required unless the Trust shall have received an opinion of counsel to the effect that such modification will not cause more than an insubstantial risk that for United States federal income tax purposes the Trust will not be classified as a grantor trust.

         SECTION 2.8 POWERS AND DUTIES OF THE PROPERTY TRUSTEE.

         (a) The legal title to the Debentures shall be owned by and held of record in the name of the Property Trustee in trust for the benefit of the Holders of the Trust Securities. The right, title and interest of the Property Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Property Trustee in accordance with Section 4.6. Such vesting shall be effective whether or not conveyancing documents with regard to the Debentures have been executed and delivered.

         (b) The Property Trustee shall not transfer its right, title and interest in the Debentures to the Regular Trustees or to the Delaware Trustee (if the Property Trustee does not also act as Delaware Trustee).

         (c)      The Property Trustee shall:

                  (i) establish and maintain a segregated non-interest bearing trust account (the "Property Trustee Account") in the name of and under the exclusive control of the Property Trustee on behalf of the Holders of the Trust Securities and, upon the receipt of payments of funds made in respect of the Debentures held by the Property Trustee, deposit such funds into the Property Trustee Account and make payments to the Holders of the Capital Securities and Holders of the Common Securities from the Property Trustee Account in accordance with
         Section 5.1. Funds in the Property Trustee Account shall be held uninvested until disbursed in accordance with this Declaration. The Property Trustee Account shall be an account that is maintained with a banking institution the rating on whose long-term unsecured indebtedness is at least equal to the rating assigned to the Capital Securities by a "nationally recognized statistical rating organization," as that term is defined for purposes of Rule 436(g)(2) under the Securities Act or shall be an account maintained in the Corporate Trust Department of the Property Trustee;

                  (ii) engage in such ministerial activities as shall be necessary or appropriate to effect the redemption of the Capital Securities and the Common Securities to the extent the Debentures are redeemed or mature; and

                  (iii) upon notice of distribution issued by the Regular Trustees in accordance with the terms of the Trust Securities, engage in such ministerial activities as shall be necessary or appropriate to effect the distribution of the Debentures to Holders of Trust Securities upon occurrence of certain special events (as may be defined in the terms of the Trust Securities) arising from a change in law or a change in legal interpretation or other specified circumstances pursuant to the terms of the Trust Securities.

         (d) The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of the Trust Securities.

         (e) The Property Trustee shall take any Legal Action which arises out of or in connection with an Event of Default or the Property Trustee's duties and obligations under this Declaration.

         (f) The Property Trustee shall not resign as a trustee of the Trust unless either:

                  (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders of Trust Securities pursuant to the terms of the Trust Securities; or

                  (ii) a Successor Property Trustee has been appointed and has accepted that appointment in accordance with Section 4.6.

         (g) The Property Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Debentures under the Indenture and, if an Event of Default occurs and is continuing, the Property Trustee shall, for the benefit of Holders of Trust Securities, enforce its rights as holder of the Debentures subject to the rights of the Holders pursuant to the terms of such Trust Securities.

         (h) Subject to this Section 2.8, the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Regular Trustees set forth in Section 2.6.

         The Property Trustee must exercise the powers set forth in this Section
2.8 in a manner that is consistent with the purposes and functions of the Trust set out in Section 2.3, and the Property Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section 2.3.

         SECTION 2.9 CERTAIN DUTIES AND RESPONSIBILITIES OF THE PROPERTY
TRUSTEE.

         (a) The Property Trustee, before the occurrence of any Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and no implied covenants shall be read into this Declaration against the Property Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 513 of the Indenture), the Property Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

         (b) No provision of this Declaration shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (i) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

                           (A) the duties and obligations of the Property Trustee shall be determined solely by the express provisions of this Declaration and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration, and no implied covenants or obligations shall be read into this Declaration against the Property Trustee; and

                           (B) in the absence of bad faith on the part of the Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Declaration; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration;

                  (ii) the Property Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

                  (iii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a Majority in liquidation amount of the Trust Securities at the time outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Declaration;

                  (iv) no provision of this Declaration shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration or adequate indemnity against such risk or liability is not reasonably assured to it;

                  (v) the Property Trustee's sole duty with respect to the custody, safekeeping and physical preservation of the Debentures and the Property Trustee Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Declaration;

                  (vi) the Property Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Debentures or the payment of any taxes or assessments levied thereon or in connection therewith;

                  (vii) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree with the Sponsor. Money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Property Trustee Account maintained by the Property Trustee pursuant to
         Section 2.8(c)(i) and except to the extent otherwise required by law;

                  (viii) the Property Trustee shall not be responsible for monitoring the compliance by the Regular Trustees or the Sponsor with their respective duties under this Declaration, nor shall the Property Trustee be liable for the default or misconduct of the Regular Trustees or the Sponsor; and

                  (ix) the Property Trustee shall have no liability for or with respect to any statement contained in any registration or offering materials prepared in connection with the Trust Securities.

         SECTION 2.10 CERTAIN RIGHTS OF PROPERTY TRUSTEE.

         (a)      Subject to the provisions of Section 2.9:

                  (i) the Property Trustee may rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

                  (ii) any direction or act of the Sponsor or the Regular Trustees contemplated by this Declaration shall be sufficiently evidenced by a Direction or an Officer's Certificate;

                  (iii) whenever in the administration of this Declaration the Property Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and rely upon an Officer's Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Regular Trustees;

                  (iv) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or registration thereof;

                  (v) the Property Trustee may consult with counsel or other experts and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such expert's area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion. Such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees. The Property Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

                  (vi) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder, unless such Holder shall have provided to the Property Trustee security and indemnity, acceptable to the Property Trustee, against the costs, expenses (including attorneys' fees and expenses) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Property Trustee, provided that the Holders of Capital Securities will not be required to offer the indemnity if the Holders, by exercising their voting rights, direct the Property Trustee to take any action it is empowered to take under the Declaration following an Event of Default;

                  (vii) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

                  (viii) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                  (ix) any action taken by the Property Trustee or its agents hereunder shall bind the Trust and the Holders of the Trust Securities, and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Property Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action;

                  (x) whenever in the administration of this Declaration the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder the Property Trustee (A) may request instructions from the Holders of the Trust Securities, which instructions may only be given by the Holders of the same proportion in liquidation amount of the

         Trust Securities as would be entitled to-direct the Property Trustee under the terms of the Trust Securities in respect of such remedy, right or action, (B) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (C) shall be protected in acting in accordance with such instructions; and

                  (xi) except as otherwise expressly provided by this Declaration, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration.

         (b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts, or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

         SECTION 2.11 DELAWARE TRUSTEE.

         Notwithstanding any other provision of this Declaration other than Sections 4.2 and 7.1(b), the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Regular Trustees or the Property Trustee described in this Declaration. Except as set forth in Sections 4.2 and 7.1(b), the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Business Trust Act. Notwithstanding anything herein to the contrary, the Delaware Trustee will not be liable for the acts or omissions to act of the Trust, the Sponsor, the Property Trustee or of the Regular Trustees nor will the Delaware Trustee have any liability for its own acts or omissions except such acts as the Delaware Trustee is expressly obligated to undertake under this Declaration or the Business Trust Act and except for its negligence or willful misconduct.

         SECTION 2.12 EXECUTION OF DOCUMENTS.

         Unless otherwise determined by the Regular Trustees, and except as otherwise required by the Business Trust Act, any Regular Trustee is authorized to execute on behalf of the Trust any documents that the Regular Trustees have the power and authority to execute pursuant to Section 2.6.

         SECTION 2.13 NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF TRUST SECURITIES.

         The recitals contained in this Declaration and the Trust Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration or the Trust Securities.

         SECTION 2.14 DURATION OF TRUST.

         The Trust, unless terminated pursuant to the provisions of Article VII hereof, shall have existence for thirty-five years from the Closing Date.

         SECTION 2.15 MERGERS.

         (a) The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other body, except as described in Section 2.15(b) and (c).

         (b) The Trust may, with the consent of a majority of the Regular Trustees and without the consent of the Holders of the Trust Securities, the Delaware Trustee or the Property Trustee, consolidate, amalgamate, merge with or into, or be replaced by a trust organized as such under the laws of any State if:

                  (i) such successor entity (the "Successor Entity") either:

                           (A) expressly assumes all of the obligations of the Trust under the Trust Securities; or

                           (B) substitutes for the Capital Securities other securities having substantially the same terms as the Capital Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Capital Securities rank with respect to Distributions and payments upon liquidation, redemption and otherwise;

                  (ii) the Debenture Issuer expressly acknowledges a trustee of the Successor Entity that possesses the same powers and duties as the Property Trustee as the Holder of the Debentures;

                  (iii) the Capital Securities or any Successor Securities are listed, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange, the NASDAQ National Market or other organization on which the Capital Securities are then listed, if any;

                  (iv) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Trust Securities (including any Successor Securities) in any material respect;

                  (v) such merger, consolidation, amalgamation or replacement does not cause the Capital Securities or any Successor Securities to be downgraded by any nationally recognized statistical rating organization;

                  (vi) such Successor Entity has a purpose identical to that of the Trust;

                  (vii) prior to such merger, consolidation, amalgamation or replacement, the Sponsor has received an opinion of a nationally recognized independent counsel to the Trust experienced in such matters to the effect that:

                           (A) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Trust Securities (including any Successor Securities) in any material respect other than with respect to any dilution of the Holders' interest in the new entity; and

                           (B) following such merger, consolidation, amalgamation or replacement, neither the Trust nor the Successor Entity will be required to register as an Investment Company; and

                  (viii) the Sponsor guarantees the obligations of such Successor Entity under the Successor Securities at least to the extent provided by the Guarantee.

         (c) Notwithstanding Section 2.15(b), the Trust shall not, except with the consent of Holders of 100% in liquidation amount of the Trust Securities, consolidate, amalgamate, merge with or into, or be replaced by any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger or replacement would cause the Trust or Successor Entity not to be classified for United States federal income tax purposes as a grantor trust.

         SECTION 2.16 DECLARATION BINDING ON SECURITIES HOLDERS.

         Every Person by virtue of having become a holder of a Security or any interest therein in accordance with the terms of this Declaration, is deemed to have expressly assented and agreed to the terms of, and is bound by, this Declaration.

                                   ARTICLE III

                                     SPONSOR

         SECTION 3.1 SPONSOR'S PURCHASE OF COMMON SECURITIES.

         On the Closing Date the Sponsor will purchase all the Common Securities issued by the Trust, in an amount equal to at least 3% of the capital of the Trust, at the same time as the Capital Securities are sold.

         SECTION 3.2 RESPONSIBILITIES OF THE SPONSOR.

         In connection with the issue and sale of the Capital Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

         (a) to determine the States in which to take appropriate action to qualify or register for sale all or part of the Capital Securities and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States; and

         (b) to negotiate the terms of the Purchase Agreement providing for the sale of the Capital Securities.

                                   ARTICLE IV

                                    TRUSTEES

         SECTION 4.1 NUMBER OF TRUSTEES.

         The number of Trustees initially is four, and thereafter the number of Trustees shall be such number as shall be fixed from time to time by a written instrument signed by the Sponsor. The Sponsor is entitled to appoint or remove without cause any Trustee at any time; provided, however, that the number of Trustees will in no event be less than two; provided further that one Trustee, in the case of a natural person, will be a person who is a resident of Delaware or, if not a natural person, will be an entity that has its principal place of business in Delaware; there shall be at least one Trustee who is an employee or officer of, or is affiliated with the Sponsor; and one Trustee shall be the Property Trustee, and such Trustee may also serve as Delaware Trustee if it meets the applicable requirements.

         SECTION 4.2 DELAWARE TRUSTEE.

         The Delaware Trustee shall be:

         (a)      a natural person who is a resident of the State of Delaware;
or

         (b) if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law, provided that, if the Property Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Property Trustee shall also be the Delaware Trustee and Section 2.11 shall have no application. Except as otherwise provided, the Delaware Trustee's sole duty shall be to, upon the request of the other Trustees or the Sponsor, execute any documents and maintain custody of any records required to form, maintain the existence of, or dissolve the Trust under the Business Trust Act.

         SECTION 4.3 PROPERTY TRUSTEE; ELIGIBILITY.

         (a) There shall at all times be one Trustee which shall act as Property Trustee that shall:

                  (i)      not be an Affiliate of the Sponsor;

                  (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 4.3(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

         (b) If at any time the Property Trustee shall cease to be eligible to so act under Section 4.3(a), the Property Trustee shall immediately resign in the manner and with the effect set forth in Section 4.6(c).

         (c) If the Property Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Property Trustee and the Holder of the Common Securities (as if it were the obligor referred to in Section 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

         (d)      The initial Property Trustee shall be Wilmington Trust
Company.

         SECTION 4.4 QUALIFICATIONS OF REGULAR TRUSTEES AND DELAWARE TRUSTEE GENERALLY.

         Each Regular Trustee and the Delaware Trustee (unless the Property Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

         SECTION 4.5 INITIAL REGULAR TRUSTEES.

         (a) The initial Regular Trustees shall be Daniel E. Knutson and John T. Rebane.

         (b) Except as expressly set forth in this Declaration, any power of the Regular Trustees may be exercised by, or with the consent of, any one such Regular Trustee.

         (c) Unless otherwise determined by the Regular Trustees, and except as otherwise required by the Business Trust Act or applicable law, any Regular Trustee is authorized to execute on behalf of the Trust any documents which the Regular Trustees have the power and authority to cause the Trust to execute pursuant to Section 2.6; and

         (d) A Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purposes of signing any documents which the Regular Trustees have power and authority to cause the Trust to execute pursuant to Section 2.6.

         SECTION 4.6 APPOINTMENT, REMOVAL AND RESIGNATION OF TRUSTEES.

         (a) Subject to Section 4.6(b), Trustees may be appointed or removed without cause at any time:

                  (i) until the issuance of any Trust Securities, by written instrument executed by Sponsor; and

                  (ii) after the issuance of any Trust Securities, by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities.

         (b)      The Trustee that acts as:

                  (i) Property Trustee shall not be removed in accordance with Section 4.6(a) until a successor Trustee possessing the qualifications to act as Property Trustee under Section 4.3 (a "Successor Property Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Property Trustee and delivered to the Regular Trustees and the Sponsor; and

                  (ii) Delaware Trustee shall not be removed in accordance with Section 4.6(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections 4.2 and 4.4 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Regular Trustees and the Sponsor.

         (c) A Trustee appointed to office shall hold office until his successor shall have been appointed or until his death, removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by any instrument in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect on such delivery or upon such later date as is specified therein; provided, however, that:

                  (i) No such resignation of the Trustee that acts as the Property Trustee shall be effective:

                           (A) until a Successor Property Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Sponsor and the resigning Property Trustee; or

                           (B) until the assets of the Trust have been completely liquidated and the proceeds thereof distributed to the Holders of the Trust Securities; and

                  (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

         (d) The Holders of the Common Securities shall use their best efforts to promptly appoint a Successor Delaware Trustee or Successor Property Trustee, as the case may be, as the Property Trustee or the Delaware Trustee if the resigning Property Trustee or Delaware Trustee delivers an instrument of resignation in accordance with this Section 4.6.

         (e) If no Successor Property Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this Section
4.6 within 60 days after delivery to the Sponsor and the Trust of an instrument of resignation, the resigning Property Trustee or Delaware Trustee, as applicable, may petition any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

         (f) No Property Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Property Trustee or Successor Delaware Trustee, as the case may be.

         (g) Any Successor Delaware Trustee appointed hereunder shall file an amendment to the Certificate of Trust with the Secretary of State reflecting the name and principal place of business of such trustee in the State of Delaware.

         SECTION 4.7 VACANCIES AMONG TRUSTEES.

         If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 4.1, or if the number of Trustees is increased pursuant to Section 4.1, a vacancy shall occur. A resolution certifying existence of such vacancy by a majority of the Regular Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 4.6.

         SECTION 4.8 EFFECT OF VACANCIES.

         The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul the Trust. Whenever a vacancy in the number of Regular Trustees shall occur, until such vacancy is filled by the appointment of a Regular Trustee in accordance with Section 4.6, the Regular Trustees in office, regardless of their number, shall have all the powers granted to the Regular Trustees and shall discharge all the duties imposed upon the Regular Trustees by this Declaration.

         SECTION 4.9 MEETINGS.

         Meetings of the Regular Trustees shall be held from time to time upon the call of any Regular Trustee. Regular meetings of the Regular Trustees may be held at a time and place fixed by resolution of the Regular Trustees. Notice of any in-person meetings of the Regular Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Regular Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Regular Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Regular Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Regular Trustees may be taken at a meeting by a vote of a majority of the Regular Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, or without a meeting by the unanimous written consent of the Regular Trustees.

         SECTION 4.10 DELEGATION OF POWER.

         (a) Any Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 2.6; and

         (b) the Regular Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Regular Trustees or otherwise as the Regular Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

         SECTION 4.11 MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO
BUSINESS.

         Any corporation into which the Property Trustee or the Delaware Trustee, as the case may be, may be merged or converted or with which either may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Property Trustee or the Delaware Trustee, as the case may be, shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Property Trustee or the Delaware Trustee, as the case may be, shall be the successor of the Property Trustee or the Delaware Trustee, as the case may be, hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto other than as required by the Business Trust Act.

                                    ARTICLE V

                                  DISTRIBUTIONS

         SECTION 5.1 DISTRIBUTIONS.

         Holders shall receive Distributions in accordance with the applicable terms of the relevant Holder's Trust Securities. Distributions shall be made on the Capital Securities and the Common Securities in accordance with the preferences set forth in their respective terms. If and to the extent that the Debenture Issuer makes a payment of interest (including Deferred Interest (as defined in the Indenture)), premium and principal on the Debentures held by the Property Trustee (the amount of any such payment being a "Payment Amount"), the Property Trustee shall and is directed, to the extent funds are available for that purpose, to make a distribution (a "Distribution") of the Payment Amount to Holders.

                                   ARTICLE VI

                                TRUST SECURITIES

         SECTION 6.1 GENERAL PROVISIONS REGARDING TRUST SECURITIES.

         (a) The Regular Trustees shall on behalf of the Trust issue one class of capital securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Exhibit A and incorporated herein by reference (the "Capital Securities") and one class of common securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Exhibit A (the "Common Securities"). The Trust shall have no securities or other interests in the assets of the Trust other than the Capital Securities and the Common Securities.

         (b) The Certificates shall be signed on behalf of the Trust by the Regular Trustees (or if there are more than two Regular Trustees by any two of the Regular Trustees). Such signatures may be the manual or facsimile signatures of the present or any future Regular Trustee. Typographical and other minor errors or defects in any such reproduction of any such signature shall not affect the validity of any Certificate. In case any Regular Trustee of the Trust who shall have signed any of the Trust Securities shall cease to be such Regular Trustee before the Certificates so signed shall be delivered by the Trust, such Certificates nevertheless may be delivered as though the Person who signed such Certificates had not ceased to be such Regular Trustee; and any Certificate may be signed on behalf of the Trust by any such persons who, at the actual date of execution of such Trust Security, shall be the Regular Trustees of the Trust, although at the date of the execution and delivery of the Declaration any such person was not such a Regular Trustee. Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks or identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation of any stock exchange on which Trust Securities may be listed, or to conform to usage.

         (c) The consideration received by the Trust for the issuance of the Trust Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

         (d) Upon issuance of the Trust Securities as provided in this Declaration, the Trust Securities so issued shall be deemed to be validly issued, fully paid and non-assessable.

         (e) Every Person, who, by virtue of having become a Holder or a Capital Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration.

         SECTION 6.2 PAYING AGENT.

         If the Capital Securities do not remain in book-entry-only form, the following provisions would apply: (i) the Property Trustee will act as paying agent and may designate an additional or substitute paying agent at any time;
(ii) registration of transfers of Capital Securities will be effected without charge by or on behalf of the Trust, but upon payment (with the giving of such an indemnity as the Trust or the Company may require) of any tax or other government charges that may be imposed in relation to it; and (iii) the Trust will not be required to register or cause to be registered the transfer of Capital Securities after the Capital Securities have been called for redemption. The term "Paying Agent" includes any additional paying agent. The Trust may change any Paying Agent without prior notice to any Holder. The Trust shall notify the Property Trustee of the name and address of any Paying Agent not a party to this Declaration. The Trust or any of its Affiliates may act as Paying Agent.

                                   ARTICLE VII

                                   TERMINATION

         SECTION 7.1 TERMINATION OF TRUST.

         (a)      The Trust shall terminate on the earlier of:

                  (i)      March 25, 2033;

                  (ii) upon the bankruptcy of any Holder of Common Securities or the Sponsor;

                  (iii) upon the filing of a certificate of dissolution or its equivalent with respect to any Holder of Common Securities or the Sponsor; the filing of a certificate of cancellation with respect to the Trust or the revocation of any Holder of Common Securities, or the Sponsor's, charter and the expiration of 90 days after the date of revocation without a reinstatement thereof;

                  (iv) upon the entry of a decree of judicial dissolution of any Holder of Common Securities, the Sponsor or the Trust;

                  (v) when all of the Trust Securities shall have been called for redemption and the amounts necessary for redemption thereof shall have been paid to the Holders in accordance with the terms of the Trust Securities;

                  (vi) upon the occurrence and continuation of a Tax Event pursuant to which the Trust shall have been dissolved in accordance with the terms of the Trust Securities and all of the Debentures endorsed thereon shall have been distributed to the Holders of Trust Securities in exchange for all of the Trust Securities; or

                  (vii) before the issuance of any Trust Securities, with the consent of all of the Regular Trustees and the Sponsor.

         (b) As soon as is practicable after the occurrence of an event referred to in Section 7.1 (a), the Delaware Trustee shall file a certificate of cancellation with the Secretary of State.

         (c) The provisions of Section 2.9 and Article IX shall survive the termination of the Trust.

                                  ARTICLE VIII

                              TRANSFER OF INTEREST

         SECTION 8.1 TRANSFER OF TRUST SECURITIES.

         (a) Trust Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the terms of the Trust Securities. Any transfer or purported transfer of any Trust Security not made in accordance with this Declaration shall be null and void.

         (b) Subject to this Article VIII, Capital Securities shall be transferable subject, however, to the restrictions on transfer set forth in Exhibit A.

         (c) Subject to this Article VIII, the Sponsor and any Related Party may only transfer Common Securities to the Sponsor or a Related Party of the Sponsor; provided that, any such transfer is subject to the conditions precedent that the transferor obtain the written opinion of nationally recognized independent counsel experienced in such matters that such transfer would not cause more than an insubstantial risk that:

                  (i) the Trust would not be classified for United States federal income tax purposes as a grantor trust; and

                  (ii) the Trust would be an Investment Company or the transferee would become an Investment Company.

         SECTION 8.2 TRANSFER OF CERTIFICATES.

         The Regular Trustees shall provide for the registration of Certificates and of transfers of Certificates, which will be effected without charge but only upon payment (with such indemnity as the Regular Trustees may require) in respect of any tax or other governmental charges that may be imposed in relation to it. Upon surrender for registration of transfer of any Certificate, the Regular Trustees shall cause one or more new Certificates to be issued in the name of the designated transferee or transferees. Every Certificate surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Regular Trustees duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Certificate surrendered for registration of transfer shall be canceled by the Regular Trustees. A transferee of a Certificate shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Certificate. By acceptance of a Certificate, each transferee shall be deemed to have agreed to be bound by this Declaration and the documents incorporated by reference herein.

         SECTION 8.3 DEEMED TRUST SECURITY HOLDERS.

         The Trustees may treat the Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole Holder of such Certificate and of the Trust Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Trust Securities represented by such Certificate on the part of any Person, whether or not the Trust shall have actual or other notice thereof.

         SECTION 8.4 BOOK ENTRY INTERESTS.

         Unless otherwise specified in the terms of the Capital Securities, the Capital Securities Certificates, on original issuance, will be issued in the form of one or more fully registered, global Capital Security Certificates (each, a "Global Certificate"), to be delivered to DTC, the initial Depository, by, or on behalf of, the Trust. Such

Global Certificates shall initially be registered on the books and records of the Trust in the name of Cede & Co., the nominee of DTC, and no Capital Security Beneficial Owner will receive a definitive Capital Security Certificate representing such Capital Security Beneficial Owner's interests in such Global Certificates, except as provided in Section 8.7. Unless and until definitive, fully registered Capital Security Certificates (the "Definitive Capital Security Certificates") have been issued to the Capital Security Beneficial Owners pursuant to Section 8.7:

         (a) the provisions of this Section 8.4 shall be in full force and effect;

         (b) the Trust and the Trustees shall be entitled to deal with the Depository for all purposes of this Declaration (including the payment of Distributions on the Global Certificates and receiving approvals, votes or consents hereunder) as the Holder of the Capital Securities and the sole holder of the Global Certificates and shall have no obligation to the Capital Security Beneficial Owners;

         (c) to the extent that the provisions of this Section 8.4 conflict with any other provisions of the Declaration, the provisions of this Section 8.4 shall control; and

         (d) the rights of the Capital Security Beneficial Owners shall be exercised only through the Depository and shall be limited to those established by law and agreements between such Capital Security Beneficial Owners and the Depository and/or the Depository Participants. The Depository shall receive and transmit payments of Distributions on the Global Certificates to such Depository Participants. The Depository will make book entry transfers among the Depository Participants.

         SECTION 8.5 NOTICES TO DEPOSITORY.

         Whenever a notice or other communication to the Capital Security Holders is required under this Declaration, unless and until Definitive Capital Security Certificates shall have been issued to the Capital Security Beneficial Owners pursuant to Section 8.7 the Regular Trustees shall give all such notices and communications specified herein to be given to the Capital Security Holders to the Depository and shall have no notice obligations to the Capital Security Beneficial Owners.

         SECTION 8.6 APPOINTMENT OF SUCCESSOR DEPOSITORY.

         If any Depository elects to discontinue its services as securities depository with respect to the Capital Securities, the Regular Trustees may, in their sole discretion, appoint a successor Depository with respect to such Capital Securities.

         SECTION 8.7 DEFINITIVE CAPITAL SECURITY CERTIFICATES.

         If:

         (a) a Depository elects to discontinue its services as securities depository with respect to the Capital Securities and a successor Depository is not appointed within 90 days after such discontinuance pursuant to Section 8.6; or

         (b) the Regular Trustees elect after consultation with the Sponsor to terminate the book entry system through the Depository with respect to the Capital Securities,

         then:

         (c) Definitive Capital Security Certificates shall be prepared by the Regular Trustees on behalf of the Trust with respect to such Capital Securities; and

         (d) upon surrender of the Global Certificates by the Depository, accompanied by registration instructions, the Regular Trustees shall cause Definitive Capital Security Certificates to be delivered to Capital Security Beneficial Owners in accordance with the instructions of the Depository. Neither the Trustees nor the

Trust shall be liable for any delay in delivery of such instructions and each of them may conclusively rely on, and shall be protected in relying on, said instructions of the Depository. The Definitive Capital Security Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate or as may be required to comply with any law the Trustees may deem appropriate, or as may be required to comply with any rule or regulation made pursuant thereto or with any rule or regulation of any national securities exchange, the NASDAQ National Market or other organization on which the Capital Securities are listed or admitted for trading, if any, or to conform to usage.

         SECTION 8.8 MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES.

         If:

         (a) any mutilated Certificates should be surrendered to the Regular Trustees, or if the Regular Trustees shall receive evidence to their satisfaction of the destruction, loss or theft of any Certificate; and

         (b) there shall be delivered to the Regular Trustees such security or indemnity as may be required by them to keep each of them harmless;

         then:

         (c) in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, any two Regular Trustees on behalf of the Trust shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this
Section 8.8, the Regular Trustees may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section 8.8 shall constitute conclusive evidence of an ownership interest in the relevant Trust Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                                   ARTICLE IX

                       LIMITATION OF LIABILITY OF HOLDERS
                    OF TRUST SECURITIES, TRUSTEES OR OTHERS

         SECTION 9.1 LIABILITY.

         (a) Except as expressly set forth in this Declaration, the Guarantee and the terms of the Trust Securities, the Sponsor shall not be:

                  (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Trust Securities, which return shall be made solely from assets of the Trust; or

                  (ii) required to pay to the Trust or to any Holder of Trust Securities any deficit upon dissolution of the Trust or otherwise.

         (b)      Pursuant to Section 3803(a) of the Business Trust Act:

                  (i) the Holder of the Common Securities shall be liable for all of the debts and obligations of the Trust (other than with respect to the Trust Securities) to the extent not satisfied out of the Trust's assets; and

                  (ii) the Holders of the Capital Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

         SECTION 9.2 EXCULPATION.

         (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's negligence or willful misconduct with respect to such acts or omissions.

         (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Trust Securities might properly be paid.

         SECTION 9.3 FIDUCIARY DUTY.

         (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity, are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

         (b)      Unless otherwise expressly provided herein:

                  (i) whenever a conflict of interest exists or arises between an Indemnified Person and any Covered Person; or

                  (ii) whenever this Declaration or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Trust Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by this Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

         (c) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

                  (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

                  (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

         SECTION 9.4 INDEMNIFICATION.

                  (a)      (i)       The Sponsor shall indemnify, to the full
         extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in right of the Trust) by reason of the fact that such Person is or was a Company Indemnified Person against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such Person in connection with such action, suit or proceeding if such Person acted in good faith and in a manner such Person reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such Person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Company Indemnified Person did not act in good faith and in a manner which such Person reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such Person's conduct was unlawful.

                  (ii) The Sponsor shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that such Person is or was a Company Indemnified Person against expenses (including attorneys' fees) actually and reasonably incurred by such Person in connection with the defense or settlement of such action or suit if such Person acted in good faith and in a manner such Person reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect to any claim, issue or matter as to which such Company Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such Person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

                  (iii) To the extent that a Company Indemnified Person shall be successful on the merits or otherwise (including dismissal of an action without prejudice or the settlement of an action without admission of liability) in defense of any action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 9.4(a), or in defense of any claim, issue or matter therein, such Person shall be indemnified, to the full extent permitted by law, against expenses (including attorneys' fees) actually and reasonably incurred by such Person in connection therewith.

                  (iv) Any indemnification under paragraphs (i) and (ii) of this Section 9.4(a) (unless ordered by a court) shall be made by the Sponsor only as authorized in the specific case upon a determination that indemnification of the Company Indemnified Person is proper in the circumstances because such Person has met the applicable standard of conduct set forth in paragraphs (i) and (ii) of this Section 9.4(a). Such determination shall be made (1) by the Regular Trustees who were not a party to such action, suit or proceeding, (2) or, if the disinterested Regular Trustees so direct, by independent legal counsel in a written opinion, or (3) by the Common Security Holder of the Trust.

                  (v) Expenses (including attorneys' fees) incurred by a Company Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 9.4(a) shall be paid by the Sponsor in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Company Indemnified Person to repay such amount if it shall ultimately be determined that such Person is not entitled to be indemnified by the Sponsor as authorized in this Section 9.4(a). Notwithstanding the foregoing, no advance shall be made by the Sponsor if a determination is reasonably and promptly made (1) by the disinterested Regular Trustees, (2) if such disinterested Regular Trustees so direct, by independent legal counsel in a written opinion or, (3) the Common Security Holder of the Trust, that, based upon the facts known to the Regular Trustees, counsel or the Common Security Holder at the time such determination is made, such Company Indemnified Person acted in bad faith or in a manner that such Person did not believe to be in or not opposed to the best interests of the Trust, or, with respect to any criminal proceeding, that such Company Indemnified Person believed or had reasonable cause to believe such Person's conduct was unlawful. In no event shall any advance be made in instances where the Regular Trustees, independent legal counsel or Common Security Holder reasonably determine that such Person deliberately breached such Person's duty to the Trust or its Common or Capital Security Holders.

                  (vi) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this
         Section 9.4(a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Sponsor or Capital Security Holders of the Trust or otherwise, both as to action in such Person's official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 9.4(a) shall be deemed to be provided by a contract between the Sponsor and each Company Indemnified Person who serves in such capacity at any time while this Section 9.4(a) is in effect. Any repeal or modification of this Section 9.4(a) shall not affect any rights or obligations then existing.

                  (vii) The Sponsor or the Trust may purchase and maintain insurance on behalf of any person who is or was a Company Indemnified Person against any liability asserted against such Person and incurred by such Person in any such capacity, or arising out of such Person's status as such, whether or not the Sponsor would have the power to indemnify such Person against such liability under the provisions of this Section 9.4(a).

                  (viii) For purposes of this Section 9.4(a), references to "the Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any Person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 9.4(a) with respect to the resulting or surviving entity as such Person would have with respect to such constituent entity if its separate existence had continued.

                  (ix) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 9.4(a) shall, unless otherwise provided when authorized or ratified, continue as to a Person who has ceased to be a Company Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a Person.

         (b) The Sponsor agrees to indemnify the (i) Property Trustee, (ii) the Delaware Trustee, (iii) any Affiliate of the Property Trustee and the Delaware Trustee, and (iv) any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Property Trustee and the Delaware Trustee (each of the Persons in (i) through
(iv) being referred to as a "Fiduciary Indemnified Person") for, and to hold each Fiduciary Indemnified Person harmless against, any loss, liability, claim, action, suit, cost or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration or the Trust hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against or investigating any claim, action, suit or liability in connection with the exercise or performance of any of its powers or duties hereunder. Expenses (including reasonable legal fees and expenses) incurred by a Fiduciary Indemnified Person in defending itself against any claim or liability in connection with this Section 9.4(b) will be paid by the Sponsor in advance of the final disposition of such claim or liability upon receipt of an undertaking by or on behalf of such Fiduciary Indemnified Person to repay such amount if it is ultimately determined that such Person is not entitled to be indemnified by the Debenture Issuer as authorized in this Section 9.4(b). The obligation to indemnify as set forth in this Section 9.4(b) shall survive the satisfaction and discharge of this Declaration. To secure the same, each Fiduciary Indemnified Person shall have a lien on the property and assets of the Trust subordinate only to the rights and interests thereon of the Holders of the Capital Securities.

         (c) The Sponsor agrees to pay the Property Trustee and the Delaware Trustee from time to time such compensation for all services rendered by the Property Trustee and the Delaware Trustee hereunder as may be mutually agreed upon in writing by the Sponsor and the Property Trustee or the Delaware Trustee, as the case may be, and, except as otherwise expressly provided herein, to reimburse the Property Trustee and the Delaware Trustee upon its or their request for all reasonable expenses, disbursements, and advances incurred or made by the Property Trustee or the Delaware Trustee, as the case may be, in accordance with the provisions of this Declaration, except any such expense, disbursement or advance as may be attributable to its or their gross negligence or bad faith.

         SECTION 9.5 OUTSIDE BUSINESSES.

         Any Covered Person, the Sponsor, the Regular Trustees, the Delaware Trustee and the Property Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Trust Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Regular Trustees, the Delaware Trustee or the Property Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Regular Trustees, the Delaware Trustee and the Property Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Regular Trustee, the Delaware Trustee and the Property Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depository for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

                                    ARTICLE X

                                   ACCOUNTING

         SECTION 10.1 FISCAL YEAR.

         The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

         SECTION 10.2 CERTAIN ACCOUNTING MATTERS.

         (a) At all times during the existence of the Trust, the Regular Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States federal income tax purposes. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each Fiscal Year by a firm of independent certified public accountants selected by the Regular Trustees.

         (b) The Regular Trustees shall cause to be prepared and delivered to each of the Holders of Trust Securities, within 90 days after the end of each Fiscal Year of the Trust, annual financial statements of the Trust, including a balance sheet of the Trust as of the end of such Fiscal Year, and the related statements of income or loss.

         (c) The Regular Trustees shall cause to be duly prepared and delivered to each of the Holders of Trust Securities any United States federal income tax information statement required by the Code, containing such information with regard to the Trust Securities held by each Holder as is required, by the Code and the Treasury Regulations, and any comparable statements required to be provided under the law of any other taxing jurisdiction. Notwithstanding any right under the Code or other law to deliver any such statement at a later date, the Regular Trustees shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.

         (d) The Regular Trustees shall cause to be duly prepared and filed with the appropriate taxing authority an annual United States federal income tax return Form 1041 or such other form required by United States federal income tax law, and any other tax returns or reports required to be filed by the Regular Trustees on behalf of the Trust with any state or local taxing authority.

         SECTION 10.3 BANKING.

         The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Debentures held by the Property Trustee shall be made directly to the Property Trustee Account and no other funds of the Trust shall be deposited in the Property Trustee Account. The sole signatories for such accounts shall be designated by the Regular Trustees; provided, however, that the Property Trustee shall designate the sole signatories for the Property Trustee Account.

         SECTION 10.4 WITHHOLDING.

         The Trust and the Regular Trustees shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Regular Trustees shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to Distributions or allocations to any Holder, the amount withheld shall be deemed to be a Distribution in the amount of the withholding to the Holder. In the event of any claimed over withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made to any Holder, the Trust may reduce subsequent Distributions to such Holder by the amount of such withholding.

                                   ARTICLE XI

                             AMENDMENTS AND MEETINGS

         SECTION 11.1 AMENDMENTS.

         (a) Except as otherwise provided in this Declaration or by any applicable terms of the Trust Securities, this Declaration may only be amended by a written instrument approved and executed by:

                  (i)      a majority of the Regular Trustees;

                  (ii) if the amendment affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee; and

                  (iii) if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee, the Delaware Trustee.

         (b) No amendment shall be made, and any purported amendment shall be void and ineffective:

                  (i) unless, in the case of any proposed amendment, the Property Trustee shall have first received an Officer's Certificate from the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Trust Securities);

                  (ii) unless, in the case of any proposed amendment which affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee shall have first received an opinion of counsel (who may be counsel to the Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Trust Securities); and an Officer's Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Capital Securities); and

                  (iii) to the extent the result of such amendment would be to:

                           (A) cause the Trust to fail to continue to be classified for purposes of United States federal income taxation as a grantor trust; or

                           (B) cause the Trust to be deemed to be an Investment Company required to be registered under the Investment Company Act.

         (c) At such time after the Trust has issued any Trust Securities that remain outstanding, any amendment that would adversely affect the rights, privileges or preferences of any Holder of Trust Securities may be effected only with such additional requirements as may be set forth in the terms of such Trust Securities.

         (d) Section 8.1(c) and this Section 11.1 shall not be amended without the consent of all of the Holders of the Trust Securities.

         (e) Article III shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities.

         (f)      The rights of the holders of the Common Securities under
Article IV to increase or decrease the number of and appoint and remove Trustees shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities.

         (g) Notwithstanding Section 11.1(c), this Declaration may be amended without the consent of the Holders of the Trust Securities to:

                  (i)      cure any ambiguity;

                  (ii) correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration;

                  (iii) add to the covenants, restrictions or obligations of the Sponsor;

                  (iv) conform to any change in Rule 3a-5 or other exemption from the requirement to register as an Investment Company under the Investment Company Act or written change in the interpretation or application thereof by any legislative body, court, government agency or regulatory authority which amendment; and

                  (v) to modify, eliminate and add to any provision of this Declaration to such extent as may be necessary. The Regular Trustees agree to provide the Property Trustee with a copy of any prior amendment as soon as practicable after such amendment has been executed by all required parties.

provided, however, such amendment does not have a material adverse effect on the rights, preferences or privileges of the Holders of the Trust Securities.

         (h) The Regular Trustees shall promptly forward copies of any amendment to this Declaration to the Delaware Trustee if such amendment would require the Delaware Trustee to take any action under the Business Trust Statute.

         SECTION 11.2 MEETINGS OF THE HOLDERS OF TRUST SECURITIES; ACTION BY WRITTEN CONSENT.

         (a) Meetings of the Holders of any class of Trust Securities may be called at any time by the Regular Trustees (or as provided in the terms of the Trust Securities) to consider and act on any matter on which Holders of such class of Trust Securities are entitled to act under the terms of this Declaration, the terms of the Trust Securities or the rules of any national securities exchange, the NASDAQ National Market or other organization on which the Capital Securities are listed or admitted for trading, if any.

         (b) Except to the extent otherwise provided in the terms of the Trust Securities, the following provisions shall apply to meetings of Holders of Trust Securities:

                  (i) notice of any such meeting shall be given to all the Holders of Trust Securities having a right to vote thereat at least 7 days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders of Trust Securities is permitted or required under this Declaration or the rules of any stock exchange, the NASDAQ National Market or other organization on which the Capital Securities are listed or admitted for trading, if any, such vote, consent or approval may be given at a meeting of the Holders of Trust Securities. Any action that may be taken at a meeting of the Holders of Trust Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of Trust Securities owning not less than the minimum amount of Trust Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders of Trust Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Trust Securities entitled to vote who have not consented in writing. The Regular Trustees may specify that any written ballot submitted to a Holder for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Regular Trustees;

                  (ii) each Holder of a Trust Security may authorize any Person to act for it by proxy on all matters in which a Holder of Trust Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Trust Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder as if the Trust were a Delaware corporation and the Holders of the Trust Securities were stockholders of a Delaware corporation;

                  (iii) each meeting of the Holders of the Trust Securities shall be conducted by the Regular Trustees or by such other Person that the Regular Trustees may designate; and

                  (iv) unless the Business Trust Act, this Declaration, the terms of the Trust Securities, or the listing rules of any stock exchange, the NASDAQ National Market or other organization on which the Capital Securities are then listed or trading otherwise provides, the Regular Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Trust Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Trust Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.

                                   ARTICLE XII

                   REPRESENTATIONS AND WARRANTIES OF PROPERTY
                          TRUSTEE AND DELAWARE TRUSTEE

         SECTION 12.1 REPRESENTATIONS AND WARRANTIES OF PROPERTY TRUSTEE.

         The trustee that acts as initial Property Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each successor Property Trustee represents and warrants to the Trust and the Sponsor at the time of the successor Property Trustee's acceptance of its appointment as Property Trustee, that:

         (a) The Property Trustee is a banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of the United States or the State of Delaware, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration and with its principal place of business in Wilmington, Delaware.

         (b) The execution, delivery and performance by the Property Trustee of this Declaration has been duly authorized by all necessary corporate action on the part of the Property Trustee. This Declaration has been duly executed and delivered by the Property Trustee, and constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

         (c) The execution, delivery and performance of this Declaration by the Property Trustee does not conflict with or constitute a breach of the charter or By-laws of the Property Trustee.

         (d) No consent, approval or authorization of, or registration with or notice to, any State or Federal banking authority governing its banking or trust powers is required for the execution, delivery or performance by the Property Trustee, of this Declaration.

         SECTION 12.2 REPRESENTATIONS AND WARRANTIES OF DELAWARE TRUSTEE.

         The trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each successor Delaware Trustee represents and warrants to the Trust and to the Sponsor at the time of its acceptance of its appointment as Delaware Trustee, that:

         (a) The Delaware Trustee is either a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware.

         (b) The execution, delivery and performance by the Delaware Trustee of this Declaration has been duly authorized by all necessary corporate action, if any, on the part of the Delaware Trustee. This Declaration has been duly executed and delivered by the Delaware Trustee, constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

         (c) The execution, delivery and performance of this Declaration by the Delaware Trustee does not conflict with or constitute a breach of the charter or By-laws of the Delaware Trustee.

         (d) The Delaware Trustee is a Delaware banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of the State of Delaware, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration.

         (e) No consent, approval or authorization of, or registration with or notice to, any State or Federal banking authority governing its banking or trust powers is required for the execution, delivery or performance by the Delaware Trustee, of this Declaration (other than the filing of the Certificate of Trust with the Secretary of State which certificate has been duly filed).

                                  ARTICLE XIII

                                  MISCELLANEOUS

         SECTION 13.1 NOTICES.

         All notices, instructions, requests and demands provided for in this Declaration shall be in writing, duly signed by the party giving same, and shall be delivered, telecopied or mailed by registered or certified mail, as follows:

         (a) if given to the Trust, in care of the Regular Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Holders of the Trust Securities):

                  Land O' Lakes Capital Trust I
                  c/o Land O'Lakes, Inc.
                  P. O. Box 64101
                  St. Paul, Minnesota 55164-0101
                  Attention: Law Department
                  Telecopy Number: (612) 481-2832

         (b) if given to the Property Trustee, at the mailing address set forth below (or such other address as the Property Trustee may give notice of to the Holders of the Trust Securities):

                  Wilmington Trust Company
                  Rodney Square North
                  1100 North Market Street
                  Wilmington, Delaware 19890-0001
                  Attention: Corporate Trust Administration
                  Telecopy Number: (302) 651-8882

         (c) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as the Delaware Trustee may give notice of to the Holders of the Trust Securities):

                  Wilmington Trust Company
                  Rodney Square North
                  1100 North Market Street
                  Wilmington, Delaware 19890-0001
                  Attention: Corporate Trust Administration
                  Telecopy Number: (302)651-8882

         (d) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice to the Trust):

                  Land O'Lakes, Inc.
                  P.O. Box 64101
                  St. Paul, Minnesota 55164-0101
                  Attention: Law Department
                  Telecopy Number: (612) 481-2832

         (e) if given to any other Holder, at the address set forth on the books and records of the Trust.

         All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid, except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

         SECTION 13.2 GOVERNING LAW.

         This Declaration and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

         SECTION 13.3 INTENTION OF THE PARTIES.

         It is the intention of the parties hereto that the Trust not be characterized for United States federal income tax purposes as an association taxable as a corporation or a partnership but rather that the Trust be characterized as a grantor trust or otherwise in a manner such that each Holder of Trust Securities will be treated as owning an undivided beneficial interest in the Debentures. The provisions of this Declaration shall be interpreted to further this intention of the parties.

         SECTION 13.4 HEADINGS.

         Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

         SECTION 13.5 SUCCESSORS AND ASSIGNS.

         Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

         SECTION 13.6 PARTIAL ENFORCEABILITY.

         If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

         SECTION 13.7 COUNTERPARTS.

         This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

         IN WITNESS WHEREOF, the undersigned has caused this Amended and Restated Declaration of Trust to be executed as of the day and year first above written.

                                     /s/ Daniel E. Knutson
                                     -------------------------------------
                                     Name: Daniel E. Knutson
                                     as Regular Trustee

                                     /s/ John T. Rebane
                                     -------------------------------------
                                     Name: John T. Rebane
                                     as Regular Trustee

                                     WILMINGTON TRUST COMPANY,
                                     as Delaware Trustee and Property Trustee

                                     /s/ Noma P. Closs
                                     -------------------------------------
                                     Name: Noma P. Closs
                                     Title: Vice President

                                     LAND O'LAKES, INC., as
                                       Sponsor

                                     /s/ Daniel E. Knutson
                                     -------------------------------------
                                     Name: Daniel E. Knutson
                                     Title: Vice President, Corporate Treasurer
                                            and Controller

                                                                       EXHIBIT A

                                    TERMS OF
                            7.45% CAPITAL SECURITIES
                                      AND
                               COMMON SECURITIES

         Pursuant to Section 6.1 of the Amended and Restated Declaration of Trust, dated as of March 25, 1998 (as amended from time to time, the "Declaration"), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Capital Securities and the Common Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Declaration or, if not defined in such Declaration, as defined in the "Offering Memorandum" dated as of March 20, 1998 relating to the sale of the Capital Securities):

         1.       DESIGNATION AND NUMBER.

         (a) "Capital Securities." 200,000 Capital Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of $200 million, and a liquidation amount with respect to the assets of the Trust of $1,000 per Capital Security, are hereby designated for the purposes of identification only as "7.45% Capital Securities" (the "Capital Securities"). The Certificates evidencing the Capital Securities shall be substantially in the form attached hereto as Annex I, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange on which the Capital Securities are listed.

         (b) "Common Securities." 6,185.567 Common Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of $6,185,567.01, and a liquidation amount with respect to the assets of the Trust of $1,000 per Common Security, are hereby designated for the purposes of identification only as "Common Securities" (the "Common Securities"). The Certificates evidencing the Common Securities shall be substantially in the form attached hereto as Annex II, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

         2.       DISTRIBUTIONS.

         (a) Distributions payable on each Trust Security will be fixed at a rate per annum of 7.45% (the "Coupon Rate") of the stated liquidation amount of $1,000 per Trust Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one semi-annual period will bear interest thereon compounded semi-annually at the Coupon Rate (to the extent permitted by applicable law). The term "Distribution" as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee. The amount of Distributions payable for any period will be computed for any full semi-annual Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full semi-annual Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 30-day month.

         (b) Distributions on the Trust Securities will be cumulative, will accrue from March 25, 1998, and will be payable semi-annually in arrears, on March 15 and September 15 of each year, commencing on September 15, 1998, except as otherwise described below. The Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding 10 consecutive semi-annual periods (each, an "Extension Period") and, during such Extension Period, no interest shall be due and payable on the Debentures, provided that no Extension Period shall last beyond the date of maturity of the Debentures. As a consequence of such deferral, Distributions will also be deferred. Despite such deferral, semi-annual Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded semi-annually during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed 10 consecutive semi-annual periods or extend beyond the stated Maturity Date. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above restrictions.

         (c) Distributions on the Trust Securities will be payable to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates. While the Capital Securities remain in book-entry only form, the relevant record dates shall be one Business Day prior to the relevant payment dates which payment dates correspond to the interest payment dates on the Debentures. Subject to any applicable laws and regulations and the provisions of the Declaration, each such payment in respect of the Capital Securities will be made as described under the heading "Description of the Capital Securities--Book-Entry Only Issuance--The Depository Trust Company" in the Offering Memorandum. The relevant record dates for the Common Securities shall be the same record dates as for the Capital Securities. If the Capital Securities shall not continue to remain in book-entry-only form, the relevant record dates for the Capital Securities shall conform to the rules of any stock exchange on which the securities are listed and, if none, shall be selected by the Regular Trustees, which dates shall be at least one Business Day but less than 60 Business Days before the relevant payment dates, which payment dates correspond to the interest payment dates on the Debentures. Distributions payable on any Trust Securities that are not punctually paid on any payment date, as a result of the Debenture Issuer having failed to make a payment under the Debentures, will cease to be payable to the Person in whose name such Trust Securities are registered on the relevant record date, and such Distribution will instead be payable to the Person in whose name such Trust Securities are registered on the special record date or other specified date determined in accordance with the Indenture. If any date on which Distributions are payable on the Trust Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

         (d) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined herein) among the Holders of the Trust Securities.

         3.       LIQUIDATION DISTRIBUTION UPON DISSOLUTION.

         In the event of any voluntary or involuntary dissolution, winding-up or termination of the Trust, the Holders of the Trust Securities on the date of the dissolution, winding-up or termination, as the case may be, will be entitled to receive out of the assets of the Trust available for distribution to Holders of Trust Securities after satisfaction of liabilities to creditors of the Trust an amount equal to the aggregate of the stated liquidation amount of $1,000 per Trust Security plus accrued and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"), unless, in connection with such dissolution, winding-up or termination, Debentures in an aggregate principal amount equal to the aggregate stated liquidation amount of, with an interest rate identical to the Distribution Rate of, and accrued and unpaid interest equal to accrued and unpaid Distributions on, such Trust Securities shall be distributed on a Pro Rata basis to the Holders of the Trust Securities in exchange for such Trust Securities.

         If, upon any such dissolution, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Trust Securities shall be paid on a Pro Rata basis. The holders of the Common Securities will be entitled to receive distributions upon any such dissolution pro rata with the holders of the Capital Securities, except that if a Declaration Event of Default has occurred and is continuing, the Capital Securities shall have a preference over the Common Securities with regard to distributions.

         4.       REDEMPTION AND DISTRIBUTION.

         (a) Upon the repayment of the Debentures in whole or in part, whether at maturity or upon redemption either at the option of the Debenture Issuer or pursuant to a Tax Event as described below, the proceeds from such repayment or payment shall be simultaneously applied to redeem Trust Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so repaid or redeemed at a redemption price of $1,000 per Trust Security plus an amount equal to accrued and unpaid Distributions thereon at the date of the redemption, payable in cash (the "Redemption Price"). Holders will be given not less than 30 nor more than 60 days' notice of such redemption.

         (b) If the Debenture Issuer redeems the Debentures other than in connection with a Tax Event, the Redemption Price shall be the "Optional Redemption Price" as defined in Section 3.2 of the First Supplemental Indenture.

         (c) If fewer than all the outstanding Trust Securities are to be so redeemed, the Common Securities and the Capital Securities will be redeemed Pro Rata and the Capital Securities to be redeemed will be as described in Paragraph 4(f)(ii) below.

         (d) If a Tax Event shall occur and be continuing the Regular Trustees shall dissolve the Trust and, after satisfaction of liabilities to creditors of the Trust, cause Debentures held by the Property Trustee, having an aggregate principal amount equal to the aggregate stated liquidation amount of the Trust Securities, to be distributed to the Holders of the Trust Securities in liquidation of such Holders' interests in the Trust on a Pro Rata basis, within 90 days following the occurrence of such Tax Event (the "90-Day Period"); provided, however, that as a condition of such dissolution and distribution, the Regular Trustee shall have received an opinion of a nationally recognized independent tax counsel experienced in such matters (a "No Recognition Opinion"), which opinion may rely on published revenue rulings of the Internal Revenue Service, to the effect that the Holders of the Trust Securities will not recognize any gain or loss for United States federal income tax purposes as a result of the dissolution of the Trust and the distribution of Debentures, and provided, further, that, if at the time there is available to the Trust the opportunity to avoid, within the 90-day Period, the Tax Event by taking some ministerial action, such as filing a form or making an election, or pursuing some other similar reasonable measure that has no adverse effect on the Trust, the Debenture Issuer, the Sponsor or the Holders of the Trust Securities ("Ministerial Action"), the Trust or the Sponsor will pursue such Ministerial Action in lieu of dissolution.

         If (i) after receipt of a Dissolution Tax Opinion by and upon the request of the Regular Trustees, the Debenture Issuer has received an opinion of a nationally recognized independent tax counsel experienced in such matters (a "Redemption Tax Opinion") to the effect that, as a result of a Tax Event, there is more than an insubstantial risk that the Debenture Issuer would be precluded from deducting the interest on the Debentures for United States federal income tax purposes even if the Debentures were distributed to the Holders of Trust Securities in liquidation of such Holders' interests in the Trust, as described in this Paragraph 4(d), or (ii) the Regular Trustees shall have been informed by such tax counsel that a No Recognition Opinion cannot be delivered to the Trust, the Debenture Issuer shall have the right, upon not less than 30 nor more than 60 days notice, to redeem the Debentures in whole or in part for cash within 90 days following the occurrence of such Tax Event and, following such redemption, Trust Securities with an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so redeemed shall be redeemed by the Trust at the Redemption Price on a Pro Rata basis; provided, however, that, if at the time there is available to the Trust the opportunity to avoid, within such 90-Day Period, the Tax Event by some Ministerial Action, the Trust or the Sponsor will pursue such Ministerial Action in lieu of redemption.

         "Tax Event" means that the Regular Trustees shall have received an opinion of a nationally recognized independent tax counsel experienced in such matters (a "Dissolution Tax Opinion") to the effect that on or after the date of the Offering Memorandum, as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority therefor or therein, or (b) any amendment to, or change in, an interpretation or application of any such laws or regulations by any legislative body, court, governmental agency or regulatory authority, which amendment or change is enacted, promulgated, issued or announced or which interpretation or pronouncement is issued or announced or which action is taken, (c) any interpretation or pronouncement by any such body, court, agency or authority that provides for a position with respect to such laws or regulations that differs from the theretofore generally accepted position, or (d) any action taken by any governmental agency or regulatory authority, which amendment or change is enacted, promulgated or effective, or which interpretation or pronouncement is issued or announced, or which action is taken, in each case on or after the date of the Offering Memorandum, there is more than an insubstantial risk that (i) the Trust is, or will be within 90 days of the date thereof, subject to United States federal income tax with respect to interest accrued or received on the Debentures, (ii) interest payable by the Debenture Issuer to the Trust on the Debentures is not, or within 90 days of the date thereof will not be, deductible, in whole or in part, by the Debenture Issuer for United States federal income tax purposes, or (iii) the Trust is, or will be within 90 days of the date thereof, subject to more than a de minimis amount of taxes, duties or other governmental charges.

         On and from the date fixed by the Regular Trustees for any distribution of Debentures and dissolution of the Trust: (i) the Trust Securities will no longer be deemed to be outstanding, (ii) the Depository or its nominee, as the record Holder of the Capital Securities, will receive a registered global certificate or certificates representing the Debentures to be delivered upon such distribution, and (iii) any certificates representing Trust Securities not held by the Depository or its nominee (or any successor Depository or its nominee) will be deemed to represent beneficial interests in the Debentures having an aggregate principal amount equal to the aggregate stated liquidation amount of, with an interest rate identical to the Coupon Rate of, and accrued and unpaid interest equal to accrued and unpaid Distributions on, such Trust Securities until such certificates are presented to the Debenture Issuer or its agent for transfer or reissue.

         (e) The Trust may not redeem fewer than all the outstanding Trust Securities unless all accrued and unpaid Distributions have been paid on all Trust Securities for all semi-annual Distribution periods terminating on or before the date of redemption.

         (f)      Redemption or Distribution Procedures.

                  (i) Notice of any redemption of, or notice of distribution of Debentures in exchange for, the Trust Securities (a "Redemption/Distribution Notice") will be given by the Trust by mail to each Holder of Trust Securities to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for redemption of the Debentures. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this Paragraph 4(f)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders of Trust Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of Trust Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

                  (ii) In the event that fewer than all the outstanding Capital Securities are to be redeemed, the Capital Securities to be redeemed shall be redeemed Pro Rata from each Holder of Capital Securities, it being understood that, in respect of Capital Securities registered in the name of and held of record by the Depository or its nominee (or any successor Depository or its nominee) or any nominee, the distribution of the proceeds of such redemption will be made to each Depository (or Person on whose behalf such nominee holds such securities) in accordance with the procedures applied by such Depository or nominee.

                  (iii) If Trust Securities are to be redeemed and the Trust gives a Redemption/Distribution Notice, which notice may only be issued if the Debentures are redeemed as set out in this Paragraph 4 (which notice will be irrevocable), then (A) while the Capital Securities are in book-entry only form, with respect to the Capital Securities, by 12:00 noon, New York City time, on the redemption date, provided that the Debenture Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Property Trustee will deposit irrevocably with the Depository or its nominee (or successor Depository or its nominee) funds sufficient to pay the applicable Redemption Price with respect to the Capital Securities and will give the Depository irrevocable instructions and authority to pay the Redemption Price to the Holders of the Capital Securities, and (B) with respect to Capital Securities issued in definitive form and Common Securities, provided, that the

         Debenture Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Property Trustee will pay the relevant Redemption Price to the Holders of such Trust Securities by check mailed to the address of the relevant Holder appearing on the books and records of the Trust on the redemption date. If a Redemption/Distribution Notice shall have been given and funds deposited as required, if applicable, then immediately prior to the close of business on the date of such deposit, or on the redemption date, as applicable, Distributions will cease to accrue on the Trust Securities so called for redemption and all rights of Holders of such Trust Securities so called for redemption will cease, except the right of the Holders of such Trust Securities to receive the Redemption Price, but without interest on such Redemption Price. Neither the Regular Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Trust Securities that have been so called for redemption. If any date fixed for redemption of Trust Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of any Trust Securities is improperly withheld or refused and not paid either by the Property Trustee or by the Sponsor as guarantor pursuant to the Guarantee, Distributions on such Trust Securities will continue to accrue from the original redemption date to the actual date of payment, in which case the actual payment date will be considered the date fixed for redemption for the purpose of calculating the Redemption Price.

                  (iv) Redemption/Distribution Notices shall be sent by the Regular Trustees on behalf of the Trust to (A) in respect of the Capital Securities, the Depository or its nominee if the Global Certificates have been issued or, if Definitive Capital Security Certificates have been issued, to the Holder thereof, and (B) in respect of the Common Securities, the Holders thereof.

                  (v) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), provided the acquirer is not a Holder of Common Securities or the obligor under the Indenture, the Sponsor or any of its subsidiaries may at any time and from time to time purchase outstanding Capital Securities by tender, in the open market or by private agreement.

         5.       VOTING RIGHTS - CAPITAL SECURITIES

         (a) Except as provided under Paragraphs 5(b) and 7 and as otherwise required by law and the Declaration, the Holders of the Capital Securities will have no voting rights.

         (b) Subject to the requirements set forth in this paragraph, the Holders of a Majority in liquidation amount of the Capital Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee, or the exercise of any trust or power conferred upon the Property Trustee under the Declaration, including (i) directing the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred on the Property Trustee with respect to the Debentures, (ii) exercise the remedies available under the Indenture with respect to the Debentures, (iii) waive any past default and its consequences that is waivable under Section 513 of the Indenture, or (iv) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable; provided, however, that, where a consent under the Debentures would require the consent or act of all of the holders of the Debentures affected thereby, the Property Trustee may only give such consent or take such action at the written direction of all of the Holders of the Capital Securities. The Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Capital Securities. Other than with respect to directing the time, method, and place of conducting any remedy available to the Property Trustee or the Debenture Trustee as set forth above, the Property Trustee shall not take any action in accordance with the directions of the Holders of the Capital Securities under this paragraph 5(b) unless the Property Trustee has obtained an opinion of tax counsel to the effect that, for the purposes of United States federal income tax, the Trust will not fail to be classified as a grantor trust on account of such action. If the Property Trustee fails to enforce its rights under the Declaration, any Holder of Capital Securities, to the extent permitted under applicable law, may institute a legal proceeding directly against any Person to enforce the Property Trustee's rights under the Declaration without first instituting a legal proceeding against the Property Trustee or any other Person. Notwithstanding the foregoing, if a Declaration Event of Default has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay interest or principal on the Debentures on the date such interest or principal is otherwise payable (or in the case of redemption, on the redemption date), then a Holder of Capital Securities may directly institute a proceeding for enforcement of payment to such Holder of the principal of or interest on the Debentures having a principal amount equal to the aggregate liquidation amount of the Capital Securities of such Holder on or after the respective due date specified in the Debentures. Except as provided in the preceding sentence, the Holders of Capital Securities will not be able to exercise directly any other remedy available to the holders of the Debentures.

         Any approval or direction of Holders of Capital Securities may be given at a separate meeting of Holders of Capital Securities convened for such purpose, at a meeting of all of the Holders of Trust Securities in the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Capital Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Capital Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which the written consent is sought, and (iii) instructions for the delivery of proxies or consents.

         No vote or consent of the Holders of the Capital Securities will be required for the Trust to redeem and cancel Capital Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Trust Securities.

         Notwithstanding that Holders of Capital Securities are entitled to vote or consent under any of the circumstances described above, any of the Capital Securities that are owned by the Sponsor or any Affiliate of the Sponsor shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding.

         6. VOTING RIGHTS - COMMON SECURITIES.

         (a) Except as provided under Paragraphs 6(b), 6(c) and 7, and as otherwise required by law and the Declaration, the Holders of the Common Securities will have no voting rights.

         (b) The Holders of the Common Securities are entitled, in accordance with Article IV of the Declaration, to vote to appoint, remove or replace any Trustee or to increase or decrease the number of Trustees.

         (c) Subject to Section 501 of the Indenture and only after an Event of Default with respect to the Capital Securities has been cured, waived or otherwise eliminated and subject to the requirements of the second to last sentence of this Paragraph 6(c), the Holders of a Majority in liquidation amount of the Common Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee, or the exercise of any trust or power conferred upon the Property Trustee under the Declaration, including (i) directing the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred on the Property Trustee with respect to the Debentures, (ii) waive any past default and its consequences that is waivable under Section 513 of the Indenture, or (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable, provided, however, that, where a consent or action under the Indenture would require the consent or act of all of the holders of the Debentures affected thereby, the Property Trustee may only give such consent or take such action at the written direction of all of the Holders of the Common Securities. Pursuant to this Section 6(c), the Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Capital Securities. Pursuant to this Paragraph 6(c), the Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Common Securities. Other than with respect to directing the time, method, and place of conducting any remedy available to the Property Trustee or the Debenture Trustee as set forth above, the Property Trustee shall not take any action in accordance with the directions of the Holders of the

Common Securities under this paragraph unless the Property Trustee has obtained an opinion of tax counsel to the effect that, for the purposes of United States federal income tax, the Trust will not fail to be classified as a grantor trust on account of such action. If the Property Trustee fails to enforce its rights under the Declaration, any Holder of Common Securities may, after written request to the Property Trustee to enforce such rights, institute a legal proceeding directly against any Person to enforce the Property Trustee's rights under the Declaration, without first instituting a legal proceeding against the Property Trustee or any other person.

         Any approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Trust Securities in the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought, and (iii) instructions for the delivery of proxies or consents.

         No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Trust Securities.

         7.       AMENDMENTS TO DECLARATION AND INDENTURE.

         (a) In addition to any requirements under Section 11.1 of the Declaration, if any proposed amendment to the Declaration provides for, or the Regular Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Trust Securities, whether by way of amendment to the Declaration or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than as described in Section 7.1 of the Declaration, then the Holders of outstanding Trust Securities, as a class, will be entitled to vote on such amendment or proposal (but not on any other amendment or proposal) and such amendment or proposal shall not be effective except with the approval of the Holders of at least a Majority in liquidation amount of the Trust Securities, voting together as a single class; provided, however, if any amendment or proposal referred to in clause (i) above would adversely affect only the Capital Securities or only the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of a Majority in liquidation amount of such class of Trust Securities.

         (b) In the event the consent of the Property Trustee as the holder of the Debentures and the Guarantee is required under the Indenture with respect to any amendment, modification or termination of the Indenture, the Debentures or the Guarantee, the Property Trustee shall request the direction of the Holders of the Trust Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification, or termination as directed by a Majority in liquidation amount of the Trust Securities voting together as a single class; provided, however, that where a consent under the Indenture would require the consent of all of the holders of the Debentures, the Property Trustee may only give such consent at the direction of all of the Holders of the Trust Securities; provided, further, that the Property Trustee shall not take any action in accordance with the directions of the Holders of the Trust Securities under this Paragraph 7(b) unless the Property Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action.

         8.       PRO RATA.

         A reference to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder of Trust Securities according to the aggregate liquidation amount of the Trust Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Trust Securities outstanding unless, in relation to a payment, an Event of Default under the Indenture has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Capital Securities pro rata according to the aggregate liquidation amount of Capital Securities held by the relevant Holder relative to the aggregate liquidation amount of all Capital Securities outstanding, and, only after satisfaction of all amounts owed to the Holders of the Capital Securities, to each Holder of Common Securities pro rata according to the aggregate liquidation amount of Common Securities held by the relevant Holder relative to the aggregate liquidation amount of all Common Securities outstanding.

         9.       RANKING.

         The Capital Securities rank pari passu and payment thereon shall be made Pro Rata with the Common Securities except that, upon the occurrence and during the continuance of an Event of Default under the Indenture in respect of the Debentures held by the Property Trustee, the rights of Holders of the Common Securities to payment in respect of Distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights to payment of the Holders of the Capital Securities.

         10.      ACCEPTANCE OF TRUST SECURITIES GUARANTEE AND INDENTURE.

         Each Holder of Capital Securities and Common Securities, by the acceptance thereof, agrees to the provisions of the Guarantee, including the subordination provisions therein and to the provisions of the Indenture.

         11.      NO PREEMPTIVE RIGHTS.

         The Holders of the Trust Securities shall have no preemptive rights to subscribe for any additional securities.

         12.      MISCELLANEOUS.

         These terms constitute a part of the Declaration.

         The Sponsor will provide a copy of the Declaration, the Guarantee, and the Indenture to a Holder without charge on written request to the Trust at its principal place of business.

         The Trust Securities shall represent fully paid, non-assessable undivided beneficial interests in the assets of the Trust, except as otherwise expressly provided in the Declaration with respect to transfers and issuances of new Trust Securities.

                               GUARANTEE AGREEMENT

                          LAND O'LAKES CAPITAL TRUST I

                           Dated as of March 25, 1998

                                TABLE OF CONTENTS

                                                                                                   Page
                                                                                                   ----
                                               ARTICLE I
                                    DEFINITIONS AND INTERPRETATION

Section 1.1. Definitions and Interpretation ...........................................              1

                                              ARTICLE II
                                          TRUST INDENTURE ACT

Section 2.1. Lists of Holders of Trust Securities .....................................              5
Section 2.2. Events of Default; Waiver ................................................              5
Section 2.3. Event of Default; Notice .................................................              5

                                              ARTICLE III
                            POWER, DUTIES, AND RIGHTS OF GUARANTEE TRUSTEE

Section 3.1. Powers and Duties of Guarantee Trustee ...................................              5
Section 3.2. Certain Rights of Guarantee Trustee ......................................              7
Section 3.3. Not Responsible for Recitals or Issuance of Guarantee ....................              8

                                              ARTICLE IV
                                           GUARANTEE TRUSTEE

Section 4.1. Guarantee Trustee; Eligibility ...........................................              8
Section 4.2. Appointment, Removal and Resignation of Guarantee Trustee ................              8

                                               ARTICLE V
                                               GUARANTEE

Section 5.1. Guarantee ................................................................              9
Section 5.2. Waiver of Notice and Demand ..............................................              9
Section 5.3. Obligations Not Affected .................................................              9
Section 5.4. Rights of Holders ........................................................             10
Section 5.5. Guarantee of Payment .....................................................             10
Section 5.6. Subrogation ..............................................................             10
Section 5.7. Independent Obligations ..................................................             10

                                              ARTICLE VI
                               LIMITATION OF TRANSACTIONS; SUBORDINATION

Section 6.1. Limitation of Transactions ...............................................             11
Section 6.2. Ranking ..................................................................             11

                                              ARTICLE VII
                                              TERMINATION

Section 7.1. Termination ..............................................................             11

                                             ARTICLE VIII
                                            INDEMNIFICATION

Section 8.1. Exculpation ..............................................................             11
Section 8.2. Indemnification ..........................................................             12

                                              ARTICLE IX
                                             MISCELLANEOUS

Section 9.1. Successors and Assigns ...................................................             12
Section 9.2. Amendments ...............................................................             12
Section 9.3. Limitation of Liability ..................................................             13
Section 9.4. Notices ..................................................................             13
Section 9.5. Benefit ..................................................................             13
Section 9.6. Governing Law ............................................................             13

                               GUARANTEE AGREEMENT

                  THIS GUARANTEE AGREEMENT ("the "Guarantee Agreement"), dated as of March 25, 1998, is executed and delivered by Land O'Lakes, Inc., a Minnesota cooperative corporation (the "Guarantor"), and Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as trustee (the "Guarantee Trustee"), for the benefit of the holders, from time to time, of the capital securities of Land O'Lakes Capital Trust I, a Delaware statutory business trust (the "Trust").

                                    RECITALS

         WHEREAS, pursuant to an Amended and Restated Declaration of Trust (the "Declaration"), dated as of March 25, 1998, among the trustees of the Trust named therein, the Guarantor, as sponsor, and the holders, from time to time, of undivided beneficial interests in the assets of the Trust, the Trust is issuing on the date hereof $200 million aggregate stated liquidation amount of capital securities designated the 7.45% Capital Securities (the "Capital Securities"); and

         WHEREAS, as incentive for the holders to purchase the Capital Securities, the Guarantor desires irrevocably and unconditionally to agree, to the extent set forth in this Guarantee Agreement, to pay to the holders, from time to time, of Capital Securities the Guarantee Payments (as defined below) and to make certain other payments on the terms set forth herein;

         NOW, THEREFORE, in consideration of the purchase by each holder of Capital Securities, which purchase the Guarantor hereby agrees shall benefit the Guarantor, the Guarantor executes and delivers this Guarantee Agreement for the benefit of the holders, from time to time, of the Capital Securities.

                                    ARTICLE I

                         DEFINITIONS AND INTERPRETATION

SECTION 1.1. DEFINITIONS AND INTERPRETATION.

         In this Guarantee Agreement, unless the context otherwise requires:

         (a) capitalized terms used in this Guarantee Agreement but not defined in the preamble above have the respective meanings assigned to them in this Section 1.1.;

         (b) a term defined anywhere in this Guarantee Agreement has the same meaning throughout:

         (c) all references to "the Guarantee Agreement" or to "this Guarantee Agreement" are to this Guarantee Agreement as modified, supplemented or amended from time to time;

         (d) all references in this Guarantee Agreement to Articles and Sections are to Articles and Sections of this Guarantee Agreement unless otherwise specified;

         (e) a term defined in the Trust Indenture Act has the same meaning when used in this Guarantee Agreement unless otherwise defined in this Guarantee Agreement or unless the context otherwise requires: and

         (f) a reference to the singular includes the plural and vice versa.

         "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

         "Authorized Officer" of a Person means any Person that is authorized to bind that Person.

         "Capital Securities" has the meaning set forth in the preamble.

         "Common Securities" means the common securities of the Trust issued on the date hereof.

         "Corporate Trust Office" means the principal office of the Guarantee Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of execution of this Guarantee Agreement is located at Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attn: Corporate Trust Administration.

         "Covered Person" means any Holder or beneficial owner of Capital Securities.

         "Debentures" means the 7.45% Junior Subordinated Debentures due March 15, 2028 to be issued by the Debenture Issuer under the Indenture and acquired by the Trust.

         "Debenture Issuer" means the Guarantor in its capacity as issuer of the Debentures.

         "Declaration" has the meaning set forth in the preamble.

         "Direction" by a Person means a written direction signed:

         (a)      if the Person is a natural person by the Person; or

         (b) in any other case, in the name of such Person by one or more Authorized Officers of that Person.

         "Distribution" means a distribution payable to Holders of Trust Securities in accordance with the terms of the Declaration.

         "Event of Default" means a default by the Guarantor on any of its payment or other obligations under this Guarantee Agreement.

         "Guarantee Payments" mean the following payments or distributions, without duplication, with respect to the Capital Securities, to the extent not paid or made by the Trust: (i) any accrued and unpaid Distributions that are required to be paid on the Capital Securities, to the extent the Trust shall have received a payment of interest or principal on the Debentures therefor from the Guarantor, (ii) the Redemption Price, to the extent the Trust has received a payment of interest or principal on the Debentures from the Guarantor with respect to any Capital Securities called for redemption by the Trust, and (iii) the Liquidation Distribution due upon a voluntary or involuntary dissolution, winding-up or termination of the Trust (other than in connection with the distribution of Debentures to the Holders in exchange for Capital Securities as provided in the Declaration or the redemption of all of the Capital Securities upon the maturity or redemption of the Debentures).

         "Guarantee Trustee" means Wilmington Trust Company, acting not in its individual capacity but solely as trustee under this Guarantee Agreement, until a Successor Guarantee Trustee has been appointed and has accepted such appointment under the terms of this Guarantee Agreement, and thereafter means each such Successor Guarantee Trustee.

         "Holder" means a Person in whose name a Certificate representing a Trust Security is registered on the books and records of the Trust, such Person being a beneficial owner within the meaning of the Delaware Business Trust Act, provided that in determining whether the holders of the requisite percentage of Capital Securities have given any request, notice, consent or waiver hereunder, "Holder" shall not include the Guarantor or any Affiliate of the Guarantor.

         "Indemnified Person" means the Guarantee Trustee, any Affiliate of the Guarantee Trustee, or any officers, directors, shareholders, members, partners, employees, representatives, or agents of the Guarantee Trustee.

         "Indenture" means the Indenture dated as of March 25, 1998, among the Debenture Issuer and Wilmington Trust Company, as trustee, as supplemented by the First Supplemental Indenture dated March 25, 1998 and any indenture supplemental thereto.

         "Liquidation Distribution" means the lesser of (a) the aggregate of the liquidation amount and all accrued and unpaid Distributions on the Capital Securities to the date of payment to the extent the Trust shall have received payments of interest or principal on the Debentures therefor from the Guarantor, or (b) the amount of assets of the Trust remaining available for distribution to Holders in liquidation of the Trust.

         "List of Holders" has the meaning set forth in Section 2.1.

         "Majority in liquidation amount of the Capital Securities" means a vote by Holders of Capital Securities, voting separately as a class and excluding the Guarantor and any Affiliate of the Guarantor, of more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation, or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Capital Securities.

         "Officer's Certificate" means, with respect to any Person, a certificate signed by an Authorized Officer of that Person. Any Officer's Certificate delivered with respect to compliance with a condition or covenant provided for in this Guarantee Agreement shall include:

         (a) a statement that the officer signing the Officer's Certificate has read the covenant or condition and the definition relating thereto;

         (b) a statement that such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been compiled with; and

         (c) a statement as to whether, in the opinion of such officer, such condition or covenant has been complied with.

         "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

         "Redemption Price" means

         (a) with respect to redemption in connection with the occurrence of a Tax Event, $1,000 per Capital Securities plus any accrued and unpaid interest thereon to the date of such redemption; or

         (b) with respect to an optional redemption by the Guarantor, the greater of $1,000 per Capital Security or the "Make-Whole Amount," in each case plus accrued and unpaid interest thereon to the date fixed for redemption. Make-Whole Amount means an amount equal to the Discounted Value of the Remaining Scheduled Payments. In determining the Make-Whole Amount, the following terms have the respective meanings:

                  "Adjusted Treasury Rate" means the Treasury Rate plus 25 basis points.

                  "Comparable Treasury Issue" means the United States Treasury security selected by the Company as having a maturity comparable to the Remaining Period that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Period.

                  "Discounted Value" means the amount obtained by discounting all Remaining Scheduled Payments for the Capital Securities from their respective due dates to the Settlement Date, in accordance with accepted financial practice and at a discount factor (applied on a semi-annual basis) equal to the Adjusted Treasury Rate.

                  "Remaining Period" means the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date and March 15, 2028.

                  "Remaining Scheduled Payments" means all scheduled interest payments (assuming that interest payments were duly declared and sufficient funds were available for the payment thereof) that would be due after the Settlement Date; provided, however, that if the Settlement Date is not an Interest Payment Date, then the amount of the next scheduled Interest Payment Date will be reduced by the amount accrued to the Settlement Date.

                  "Settlement Date" means the date on which the Capital Securities are to be redeemed.

                  "Treasury Rate" means (i) the yield, under the heading that represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication that is published weekly by the Federal Reserve and that establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Remaining Period (if no maturity is within three months before or after the Remaining Period, yields for the two published maturities most closely corresponding to the Remaining Period shall be determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding to the nearest month) or (ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for the Settlement Date. The Treasury Rate shall be calculated on the third Business Day before the Settlement Date.

         "Responsible Officer" means, when used with respect to the Guarantee Trustee, an officer in the Corporate Trust Office of the Guarantee Trustee, including the president, any vice-president, any assistant vice-president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, any trust officer, any assistant trust officer, any financial services officer, or any other officer customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

         "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

         "Senior Debt" has the meaning given to that term in the Indenture.

         "Successor Guarantee Trustee" means a successor Guarantee Trustee possessing the qualifications to act as Guarantee Trustee under Section 4.1.

         "Tax Event" has the meaning given to that term in the Declaration.

         "Trust Indenture Act" means the Trust Indenture Act of 1939 as in effect at the date as of which this instrument was executed, provided, however, that in the event the Trust Indenture Act is amended after such date,

"Trust Indenture Act" means to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

         "Trust Securities" means collectively the Common Securities and the Capital Securities.

                                   ARTICLE II

                               TRUST INDENTURE ACT

SECTION 2.1. LISTS OF HOLDERS OF TRUST SECURITIES.

         The Guarantor shall provide the Guarantee Trustee with a list, in such form as the Guarantee Trustee may reasonably require, of the names and addresses of the Holders of Capital Securities ("List of Holders") (i) within 14 days after each record date for payment of Distributions, and (ii) at any other time within 30 days of receipt by the Guarantor of a written request for a List of Holders as of a date no more than 14 days before such List of Holders is given to the Guarantee Trustee, provided that the Guarantor shall not be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Guarantee Trustee by the Guarantor. The Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

SECTION 2.2. EVENTS OF DEFAULT; WAIVER.

         The Holders of a Majority in liquidation amount of the Capital Securities may, by vote, on behalf of the Holders of all of the Capital Securities, waive any past Event of Default and its consequences. Upon such waiver, any such Event of Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Guarantee Agreement, but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

SECTION 2.3. EVENT OF DEFAULT; NOTICE.

         (a) The Guarantee Trustee shall, within 90 days after the occurrence of an Event of Default, transmit by mail, first class postage prepaid, to the Holders of Capital Securities, notices of all Events of Default known to the Guarantee Trustee, unless such defaults have been cured before the giving of such notice, provided that the Guarantee Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors or Responsible Officers of the Guarantee Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of Capital Securities.

         (b) The Guarantee Trustee shall not be deemed to have knowledge of any Event of Default unless the Guarantee Trustee has received written notice as provided in Section 9.4., or a Responsible Officer of the Guarantee Trustee has obtained actual notice of such Event of Default.

                                   ARTICLE III

                          POWER, DUTIES, AND RIGHTS OF
                                GUARANTEE TRUSTEE

SECTION 3.1. POWERS AND DUTIES OF GUARANTEE TRUSTEE.

         (a) This Guarantee Agreement shall be held by the Guarantee Trustee for the benefit of the Holders of Capital Securities, and the Guarantee Trustee shall not transfer this Guarantee Agreement to any Person except a Holder of Capital Securities exercising his or her rights pursuant to Section 5.4.(b) or to a Successor Guarantee

Trustee on acceptance by such Successor Guarantee Trustee of its appointment to act as Successor Guarantee Trustee. The right, title and interest of the Guarantee Trustee shall automatically vest in any Successor Guarantee Trustee, and such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered pursuant to the appointment of such Successor Guarantee Trustee.

         (b) If an Event of Default has occurred and is continuing, the Guarantee Trustee shall enforce this Guarantee Agreement for the benefit of the Holders of the Capital Securities.

         (c) The Guarantee Trustee, before the occurrence of any Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Guarantee Agreement, and no implied covenants shall be read into this Guarantee Agreement against the Guarantee Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.2.), the Guarantee Trustee shall exercise such of the rights and powers vested in it by this Guarantee Agreement, and use the same degree of care and skill in its exercise thereof, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

         (d) No provision of this Guarantee Agreement shall be construed to relieve the Guarantee Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (i) before the occurrence of any Event of Default and after the curing or waning of all such Events of Default that may have occurred:

                           (A) the duties and obligations of the Guarantee Trustee shall be determined solely by the express provisions of this Guarantee Agreement, and the Guarantee Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Guarantee Agreement, and no implied covenants or obligations shall be read into this Guarantee Agreement against the Guarantee Trustee; and

                           (B) in the absence of bad faith on the part of the Guarantee Trustee, the Guarantee Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Guarantee Trustee and conforming to the requirements of this Guarantee Agreement; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Guarantee Trustee, the Guarantee Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Guarantee Agreement:

                  (ii) the Guarantee Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of The Guarantee Trustee, unless it shall be proved that the Guarantee Trustee was negligent in ascertaining the pertinent facts upon which such judgment was made;

                  (iii) the Guarantee Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a Majority in liquidation amount of the Capital Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Guarantee Trustee, or exercising any trust or power conferred upon the Guarantee Trustee under this Guarantee Agreement; and

                  (iv) no provision of this Guarantee Agreement shall require the Guarantee Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if the Guarantee Trustee shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Guarantee Agreement or adequate indemnity against such risk or liability is not reasonably assured to it.

SECTION 3.2. CERTAIN RIGHTS OF GUARANTEE TRUSTEE.

         (a)      Subject to the provisions of Section 3.1.:

                  (i) The Guarantee Trustee may rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness, or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties.

                  (ii) Any direction or act of the Guarantor contemplated by this Guarantee Agreement shall be sufficiently evidenced by a Direction or an Officer's Certificate.

                  (iii) Whenever, in the administration of this Guarantee Agreement, the Guarantee Trustee deems it desirable that a matter be proved or established before taking, suffering, or omitting any action hereunder, the Guarantee Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and rely upon an Officer's Certificate which, upon receipt of such request, shall be promptly delivered by the Guarantor.

                  (iv) The Guarantee Trustee shall have no duty to see to any recording, filing, or registration of any instrument (or any rerecording, refiling, or registration thereof).

                  (v) The Guarantee Trustee may consult with counsel, and the written advice or opinion of such counsel with respect to legal matters shall be full and complete authorization and protection in respect of any action taken, suffered, or omitted by it hereunder in good faith and in accordance with such advice or opinion. Such counsel may be counsel to the Guarantor or any of its Affiliates and may include any of its employees. The Guarantee Trustee shall have the right at any time to seek instructions concerning the administration of this Guarantee Agreement from any court of competent jurisdiction.

                  (vi) The Guarantee Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Guarantee Agreement at the request or direction of any Holder of Capital Securities, unless such Holder shall have provided to the Guarantee Trustee such security and indemnity acceptable to the Guarantee Trustee, against the costs, expenses, (including attorneys' fees and expenses) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Guarantee Trustee; provided that nothing contained in this Section 3.2.(a)(vi) shall be taken to relieve the Guarantee Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Guarantee Agreement.

                  (vii) The Guarantee Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness, or other paper or document, but the Guarantee Trustee, in its discretion may make such further inquiry or investigation into such facts or matters as it may see fit.

                  (viii) The Guarantee Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, and the Guarantee Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

                  (ix) Any action taken by the Guarantee Trustee or its agents hereunder shall bind the Holders of Capital Securities, and the signature of the Guarantee Trustee or its agents alone shall be sufficient and effective to perform any such action. No third party shall be required to inquire as to the authority of the Guarantee Trustee to so act or as to its compliance with any of the terms and provisions of this Guarantee Agreement, both of which shall be conclusively evidenced by the Guarantee Trustee's or its agent's taking such action.

                  (x) Whenever in the administration of this Guarantee Agreement the Guarantee Trustee deems it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Guarantee Trustee (A) may request instructions from the Holders of Capital Securities, (B) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (C) shall be protected in acting in accordance with such instructions.

         (b) No provision of this Guarantee Agreement shall be deemed to impose any duty or obligation on the Guarantee Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it in any jurisdiction in which it shall be illegal, or in which the Guarantee Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Guarantee Trustee shall be construed to be a duty.

SECTION 3.3. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF GUARANTEE.

         The recitals contained in this Guarantee Agreement shall be taken as the statements of the Guarantor, and the Guarantee Trustee does not assume any responsibility for their correctness. The Guarantee Trustee makes no representation as to the validity or sufficiency of this Guarantee Agreement.

                                   ARTICLE IV

                                GUARANTEE TRUSTEE

SECTION 4.1. GUARANTEE TRUSTEE; ELIGIBILITY.

         (a)      There shall at all times be a Guarantee Trustee, which shall:

                  (i)      not be an Affiliate of the Guarantor; and

                  (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a Person permitted by the Securities and Exchange Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then, for the purposes of this
         Section 4.1.(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

         (b) If at any time the Guarantee Trustee ceases to be eligible to so act under Section 4.1.(a), the Guarantee Trustee shall immediately resign in the manner and with the effect set out in Section 4.2.(c).

         (c) If the Guarantee Trustee has or acquires any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Guarantee Trustee and Guarantor shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

SECTION 4.2. APPOINTMENT, REMOVAL AND RESIGNATION OF GUARANTEE TRUSTEE.

         (a) Subject to Section 4.2.(b), the Guarantee Trustee may be appointed or removed without cause at any time by the Guarantor.

         (b)      The Guarantee Trustee shall not be removed in accordance with
Section 4.2.(a) until a Successor Guarantee Trustee has been appointed and has accepted such appointment by written instrument executed by such Successor Guarantee Trustee and delivered to the Guarantor and the resigning Guarantee Trustee.

         (c) The Guarantee Trustee appointed to office shall hold office until a Successor Guarantee Trustee shall have been appointed or until its removal or resignation. The Guarantee Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing executed by the Guarantee Trustee and delivered to the Guarantor, which resignation shall not take effect until a Successor Guarantee Trustee has been appointed and has accepted such appointment by instrument in writing executed by such Successor Guarantee Trustee and delivered to the Guarantor and the resigning Guarantee Trustee.

         (d) If no Successor Guarantee Trustee shall have been appointed and accepted appointment as provided in this Section 4.2. within 60 days after delivery to the Guarantor of an instrument of resignation, the resigning Guarantee Trustee may petition any court of competent jurisdiction for appointment of a Successor Guarantee Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a Successor Guarantee Trustee.

                                    ARTICLE V

                                    GUARANTEE

SECTION 5.1. GUARANTEE.

         The Guarantor irrevocably and unconditionally agrees to pay in full to the Holders of Capital Securities the Guarantee Payments (without duplication of amounts previously paid by the Trust), as and when due, regardless of any defense, right of set-off, or counterclaim that the Guarantor or the Trust may have or assert. The Guarantor's obligation to make a Guarantee Payment may be satisfied by direct payment of the required amounts by the Guarantor to the Holders of Capital Securities or by causing the Trust to pay such amounts to the Holders of Capital Securities.

SECTION 5.2. WAIVER OF NOTICE AND DEMAND.

         The Guarantor hereby waives notice of acceptance of this Guarantee Agreement and of any liability to which this Guaranty Agreement applies or may apply, presentment, demand for payment, any right to require a proceeding first against the Trust or any other Person before proceeding against the Guarantor, protest, notice of nonpayment, notice of dishonor, notice of redemption, and all other notices and demands.

SECTION 5.3. OBLIGATIONS NOT AFFECTED.

         The obligations, covenants, agreements, and duties of the Guarantor under this Guarantee Agreement shall in no way be affected or impaired by reason of the happening from time to time of any of the following:

         (a) the release or waiver, by operation of law or otherwise, of the performance or observance by the Trust of any express or implied agreement, covenant, term or condition relating to the Capital Securities to be performed or observed by the Trust;

         (b) the extension of time for the payment by the Trust of all or any portion of the Distributions, Redemption Price, Liquidation Distribution, or any other sums payable under the terms of the Capital Securities or the extension of time for the performance of any other obligation under, arising out of, or in connection with, the Capital Securities (other than an extension of time for payment of Distributions, Redemption Price, Liquidation Distribution, or other sums payable that results from the extension of any interest payment period on the Debentures or any extension of the maturity date of the Debentures permitted by the Indenture);

         (c) any failure, omission, delay, or lack of diligence on the part of the Holders of Capital Securities to enforce, assert or exercise any right, privilege, power or remedy conferred on such Holders pursuant to the terms of the Capital Securities, or any action on the part of the Trust granting indulgence or extension of any kind;

         (d) the voluntary or involuntary liquidation, dissolution, sale of any collateral, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition, or readjustment of debt of, or other similar proceedings affecting, the Trust or any of the assets of the Trust;

         (e) any invalidity of, or defect or deficiency in, the Capital Securities;

         (f) the settlement or compromise of any obligation guaranteed hereby or hereby incurred; or

         (g) any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a guarantor, it being the intent of this Section 5.3. that the obligations of the Guarantor hereunder shall be absolute and unconditional under any and all circumstances.

There shall be no obligation of the Holders of Capital Securities to give notice to, or obtain consent of, the Guarantor with respect to the happening of any of the foregoing.

SECTION 5.4. RIGHTS OF HOLDERS.

         (a) The Holders of a Majority in liquidation amount of Capital Securities have the right to direct the time, method and place of conducting of any proceeding for any remedy available to the Guarantee Trustee in respect of this Guarantee Agreement or exercising any trust or power conferred upon the Guarantee Trustee under this Guarantee Agreement.

         (b) If the Guarantor fails to make any payments required by the Guarantee Agreement, any Holder may institute a legal proceeding directly against the Guarantor to enforce its rights to Guarantee Payments under this Guarantee Agreement, without first instituting a legal proceeding against the Trust, the Guarantee Trustee, or any other Person.

SECTION 5.5. GUARANTEE OF PAYMENT.

         This Guarantee Agreement creates a guarantee of payment and not of collection.

SECTION 5.6. SUBROGATION.

         The Guarantor shall be subrogated to all rights, if any, of the Holders of Capital Securities against the Trust in respect of any amounts paid to the Holders of Capital Securities by the Guarantor under this Guarantee Agreement; provided, however, that the Guarantor shall not (except to the extent required by mandatory provisions of law) be entitled to enforce or exercise any right that it may acquire by way of subrogation or any indemnity, reimbursement, or other agreement, in all cases as a result of payment under this Guarantee Agreement, if, at the time of any such payment, any amounts are due and unpaid under this Guarantee Agreement. If any amount shall be paid to the Guarantor in violation of the preceding sentence, the Guarantor agrees to hold such amount in trust for the Holders of Capital Securities and to pay over such amount to the Holders of Capital Securities.

SECTION 5.7. INDEPENDENT OBLIGATIONS.

         The Guarantor acknowledges that its obligations hereunder are independent of the obligations of the Trust with respect to the Capital Securities, and that the Guarantor shall be liable as principal and as debtor hereunder to make Guarantee Payments pursuant to the terms of this Guarantee Agreement notwithstanding the occurrence of any event referred to in subsections
(a) through (g), inclusive, of Section 5.3.

                                   ARTICLE VI

                    LIMITATION OF TRANSACTIONS; SUBORDINATION

SECTION 6.1. LIMITATION OF TRANSACTIONS.

         So long as any Capital Securities remain outstanding, if there occurs an Event of Default or an event of default under the Declaration, then (a) except as provided in the next paragraph, the Guarantor may not declare or pay any dividend on, or make any distribution with respect to, or redeem, purchase or acquire or make a liquidation payment with respect to, any of its capital stock, and (b) the Guarantor may not make any payment of interest, principal or premium, if any, on or repay, repurchase, or redeem any debt securities (including guarantees) issued by the Guarantor that rank on par with or junior to the Debentures.

         Notwithstanding the preceding paragraph, the Guarantor is permitted to declare and pay or set apart for payment patronage refunds, subject to the limitation that, whenever the terms described in the preceding paragraph would operate to restrict dividends, not more than 20% of the aggregate patronage refunds for any fiscal year may be in cash, with the remainder to be paid in the form of capital credits.

SECTION 6.2. RANKING.

         This Guarantee Agreement will constitute an unsecured obligation of the Guarantor and will rank (i) subordinate and junior in right of payment to all other Senior Debt of the Guarantor, (ii) on par with the most senior preferred or preference stock (including Trust Securities) now or hereafter issued by the Guarantor and with any guarantee now or hereafter entered into by the Guarantor in respect of any preferred or preference stock of any Affiliate of the Guarantor, and (iii) senior to the Common Securities.

                                   ARTICLE VII

                                   TERMINATION

SECTION 7.1. TERMINATION.

         This Guarantee Agreement shall terminate upon (i) full payment of the Redemption Price of all Capital Securities, (ii) the distribution of the Debentures to the Holders of all Capital Securities or (iii) full payment of the amounts payable in accordance with the Declaration upon liquidation of the Trust. Notwithstanding the foregoing, this Guarantee Agreement will continue to be effective or will be reinstated, as the case may be, if at any time any Holder of Capital Securities must restore payment of any sums paid under the Capital Securities or under this Guarantee Agreement. Notwithstanding anything contained herein to the contrary, the obligations of the Guarantor set forth in
Article VIII hereof shall survive termination of this Guarantee Agreement or the earlier resignation or removal of the Guarantee Trustee.

                                  ARTICLE VIII

                                 INDEMNIFICATION

SECTION 8.1. EXCULPATION.

         (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Guarantor or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith in accordance with this Guarantee Agreement and in a manner that such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Guarantee Agreement or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's negligence or willful misconduct with respect to such acts or omissions.

         (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Guarantor and upon such information, opinions, reports or statements presented to the Guarantor by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Guarantor, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Capital Securities might properly be paid.

SECTION 8.2. INDEMNIFICATION.

         (a) To the fullest extent permitted by applicable law, the Guarantor shall indemnify each Indemnified Person against any loss, damage, liability, or claim incurred by such Indemnified Person in connection with this Guarantee Agreement, including, without limitation, by reason of any act or omission performed or omitted by such Indemnified Person in good faith in accordance with this Guarantee Agreement and in a manner such Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Guarantee Agreement, except that no Indemnified Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Indemnified Person by reason of negligence or willful misconduct with respect to such acts or omissions. The obligation to indemnify as set forth in this Section 8.2 shall survive the termination of this Guarantee Agreement.

         (b) To the fullest extent permitted by applicable law, expenses (including legal fees) incurred by an Indemnified Person in defending any claim, demand, action, suit, or proceeding shall, from time to time, be advanced by the Guarantor prior to the final disposition of such claim, demand, action, suit, or proceeding upon receipt by the Guarantor of any undertaking by or on behalf of the Indemnified Person to repay such amount if it shall be determined that the Indemnified Person is not entitled to be indemnified as authorized in Section 8.2.(a).

                                   ARTICLE IX

                                  MISCELLANEOUS

SECTION 9.1. SUCCESSORS AND ASSIGNS.

         All guarantees and agreements contained in this Guarantee Agreement shall bind the successors, assigns, receivers, trustees and representatives of the Guarantor and shall inure to the benefit of the Holders of Capital Securities.

SECTION 9.2. AMENDMENTS.

         Except with respect to any changes that do not adversely affect the rights of Holders of Capital Securities (in which case no consent of Holders will be required), this Guarantee Agreement may only be amended with the prior approval of the Holders of a majority in liquidation amount (including the stated amount that would be paid on redemption, liquidation, or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all the outstanding Capital Securities. The provisions of
Section 12.2 of the Declaration with respect to meetings of Holders of the Trust Securities apply to the giving of such approval. The Guarantee Trustee may, but shall have no obligation to, execute and deliver any amendment to this Guarantee Agreement which affects the Guarantee Trustee's rights, duties or immunities hereunder or otherwise.

SECTION 9.3. LIMITATION OF LIABILITY.

         It is expressly understood and agreed by the parties hereto that under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Guarantor or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Guarantor under this Guarantee Agreement.

SECTION 9.4. NOTICES.

         All notices provided for in this Guarantee Agreement shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by registered or certified mail as follows:

         (a) If given to the Guarantee Trustee, at the Guarantee Trustee's mailing address set forth below (or such other address as the Guarantee Trustee may give notice of to the Holders of Capital Securities):

                  Wilmington Trust Company
                  Rodney Square North
                  1100 North Market Street
                  Wilmington, Delaware 19890-0001
                  Attn: Corporate Trust Administration
                  Telecopy: (302) 651-8882

         (b) If given to the Guarantor, at the Guarantor's mailing address set forth below (or such other address as the Guarantor may give notice of to the Holders of Capital Securities):

                  Land O'Lakes, Inc.
                  P.O. Box 64101
                  St. Paul, Minnesota 55164-0101
                  Attn: Law Department
                  Telecopy: (612) 481-2832

         (c) If given to any Holder of Capital Securities, at the address set forth in the books and records of the Trust.

         All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

SECTION 9.5. BENEFIT.

         This Guarantee Agreement is solely for the benefit of the Holders of Capital Securities and, subject to Section 3.1.(a), is not separately transferable from the Capital Securities.

SECTION 9.6. GOVERNING LAW.

         This Guarantee Agreement and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of New York and all rights and remedies shall be governed by such laws without regard to principles of conflicts of laws.

         IN WITNESS WHEREOF, the undersigned have caused this Guarantee Agreement to be executed as of the day and year first above written.

                                    LAND O'LAKES, INC.

                                    BY /s/ Daniel E. Knutson
                                       --------------------------------
                                    Name: Daniel E. Knutson
                                    Title: Vice President, Corporate Treasurer
                                           and Controller

                                    WILMINGTON TRUST COMPANY,
                                    as Guarantee Trustee

                                    By /s/ Norma P. Closs
                                       --------------------------------
                                    Name: Norma P. Closs
                                    Title: Vice President